EQ Advisors TrustSM

Prospectus dated May 1, 2012

This Prospectus describes forty-six (46) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA, Class IB and Class K shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Equity Portfolios

EQ/AllianceBernstein Dynamic Wealth Strategies

EQ/AllianceBernstein Small Cap Growth

EQ/AXA Franklin Small Cap Value Core

EQ/BlackRock Basic Value Equity

EQ/Boston Advisors Equity Income

EQ/Calvert Socially Responsible

EQ/Capital Guardian Research

EQ/Common Stock Index

EQ/Davis New York Venture

EQ/Equity 500 Index

EQ/Equity Growth PLUS

EQ/Franklin Core Balanced

EQ/GAMCO Mergers and Acquisitions

EQ/GAMCO Small Company Value

EQ/Global Multi-Sector Equity

EQ/International Core PLUS

EQ/International Equity Index

EQ/International Value PLUS

EQ/JPMorgan Value Opportunities

EQ/Large Cap Core PLUS

EQ/Large Cap Growth Index

EQ/Large Cap Growth PLUS

EQ/Large Cap Value Index

EQ/Large Cap Value PLUS

EQ/Lord Abbett Large Cap Core

EQ/MFS International Growth

EQ/Mid Cap Index

EQ/Mid Cap Value PLUS

EQ/Montag & Caldwell Growth

EQ/Morgan Stanley Mid Cap Growth

EQ/Mutual Large Cap Equity

EQ/Oppenheimer Global

EQ/Small Company Index

EQ/T. Rowe Price Growth Stock

EQ/Templeton Global Equity

EQ/UBS Growth and Income

EQ/Van Kampen Comstock

EQ/Wells Fargo Omega Growth

Fixed Income Portfolios

EQ/AllianceBernstein Short-Term Bond

EQ/AllianceBernstein Short-Term Government Bond

EQ/Core Bond Index

EQ/Global Bond PLUS

EQ/Intermediate Government Bond

EQ/Money Market

EQ/PIMCO Ultra Short Bond

EQ/Quality Bond PLUS

*	Not all of these Portfolios may be available as an investment in your variable life or annuity product or under your retirement plan. In addition, certain of these Portfolios may be available only as underlying investment portfolios of certain other portfolios of EQ Advisors Trust and may not be available directly as an investment plan under your variable life or annuity product or retirement plan. Please consult your product prospectus or retirement plan documents to see which Portfolios are available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

IA/IB/K Master

(250998)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio	Class IA Shares*,**	Class IB Shares	Class K Shares**
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.80%	0.80%	0.80%
Acquired Fund Fees and Expenses	0.11%	0.11%	0.11%
Total Annual Portfolio Operating Expenses	1.91%	1.91%	1.66%
Fee Waiver and/or Expense Reimbursement†	–0.60%	–0.60%	–0.60%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.31%	1.31%	1.06%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class IA and IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2013.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation agreement is not renewed. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$133	$542	$976	$2,184
Class IB Shares	$133	$542	$976	$2,184
Class K Shares	$108	$465	$846	$1,915

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. For the period from February 18, 2011 through December 31, 2011, the end of the most recent fiscal year, the Portfolio’s portfolio turnover rate was 131% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal conditions, the Portfolio will invest in a diversified range of securities and other financial instruments, including derivatives, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed income instruments of issuers located within and outside the United States and currencies. By adjusting investment exposure among the various asset classes in the Portfolio, the Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. The Portfolio may gain or adjust exposure to each asset class either through transactions in individual securities or through other instruments, including derivatives.

The Portfolio’s equity investments will be allocated among discrete portions of the Portfolio that will invest in securities included in the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index and MSCI EAFE Index, respectively, and in other securities and instruments, such as derivatives, that provide exposure to these indexes. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of the relevant index. This strategy is commonly referred to as an indexing strategy. As of December 31, 2011, the market capitalization of companies in the S&P 500 Index, which consists of common stocks of 500 of the largest U.S. companies, ranged from $1.6 billion to $406.3 billion; in the S&P MidCap 400 Index, which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, from $444.6 million to $8.0 billion; in the Russell 2000 Index, which tracks the performance of approximately 2000 of the smallest companies in the Russell 3000 Index, from $23.4 million to $3.7 billion; and in the MSCI EAFE Index, which measures the equity market performance of developed markets, excluding the U.S. and Canada, from $957.6 million to $190.1 billion. The Adviser may allocate the Portfolio’s investments among these indices based on its assessment of risk in the equity markets relative to potential return. In addition, the Portfolio may obtain equity exposure by investing in preferred stocks, warrants and convertible securities of domestic and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Portfolio’s fixed income investments will consist primarily of investments in securities included in the Citi World Government Bond (“WGB”) Index, the Barclays Intermediate U.S. Government Bond Index

EQ Advisors Trust	About the investment portfolios	3

and in other securities and instruments, such as derivatives, that provide exposure to these indices. The Portfolio will invest in these securities and other instruments in a manner that is intended to track the performance (before fees and expenses) of this index. The Citi WGB Index includes the most significant and liquid government bonds from markets globally that carry at least an investment grade rating. The Barclays Intermediate U.S. Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

The Adviser will manage the Portfolio using a Dynamic Asset Allocation strategy, which involves making short-term adjustments to the Portfolio’s asset mix based on proprietary research on various risk and return factors. The approach seeks to minimize the effects of adverse equity market conditions, mitigate both extreme losses and outsized gains, and improve returns through lower volatility. Under normal market conditions, it is expected that the Portfolio’s asset allocation will be approximately 60% in equity securities (or financial instruments that provide investment exposure to such securities) and approximately 40% in fixed income securities (or financial instruments that provide investment exposure to such securities). The Portfolio’s equity investments may range from 0% to 70% of the Portfolio’s net assets depending on volatility. Likewise, the Portfolio’s fixed income investments may range from 30% to 100% of the Portfolio’s net assets depending on volatility. When the Adviser determines that the risks in the equity markets have risen disproportionately to potential returns, the Portfolio will seek to minimize its equity exposure through the use of derivatives and investments in bonds or other fixed income securities, currencies and other financial instruments. Although the Dynamic Asset Allocation strategy is intended to moderate the Portfolio’s volatility and thereby reduce the overall risk of investing in the Portfolio, it may result in periods of underperformance relative to traditional fixed-allocation balanced funds, including periods during which the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser.

In implementing the Dynamic Asset Allocation strategy, the Adviser may invest in derivatives, including futures, forwards, swaps and options, and other instruments rather than investing directly in equity or fixed income securities. These derivatives and other instruments may be used for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes and to leverage the Portfolio’s exposure to certain asset classes. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative securities to achieve exposure to another. The Adviser will choose in each case based on considerations of cost and efficiency of access to the desired investment exposure. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks, which could result in high portfolio turnover. The Adviser believes that these adjustments also can frequently be made efficiently and economically through the use of derivatives strategies. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to equity markets, the Adviser may choose to do so directly through securities transactions or indirectly through derivatives transactions.

The Portfolio may invest in derivatives to the extent permitted by applicable law. It is anticipated that the Portfolio’s use of derivatives will be consistent with its overall investment strategy of obtaining and managing exposure to various asset classes. Because the Adviser will use derivatives to manage the Portfolio’s exposure to different asset classes, the Portfolio’s use of derivatives may be substantial. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Adviser also may use exchange-traded funds (“ETFs”) in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), the Portfolio’s investment manager.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the

4	About the investment portfolios	EQ Advisors Trust

Portfolio may maintain cash balances, or foreign currency balances which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leverage risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange-Traded Funds Risk: When a portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the portfolio. A portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell

EQ Advisors Trust	About the investment portfolios	5

securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. A portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, a portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total return.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The Portfolio commenced operations on February 18, 2011. Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: AllianceBernstein, L.P. (“AllianceBernstein” or the “Adviser”)

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Seth J. Masters	Co-Chief Investment Officer and Portfolio Manager	February 2011
Daniel J. Loewy	Co-Chief Investment Officer and Portfolio Manager	February 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

6	About the investment portfolios	EQ Advisors Trust

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring investment company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	7

EQ/AllianceBernstein Small Cap Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AllianceBernstein Small Cap Growth Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.73%	0.73%	0.73%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.11%	1.11%	0.86%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$113	$353	$612	$1,352
Class IB Shares	$113	$353	$612	$1,352
Class K Shares	$88	$274	$477	$1,061

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies. Small capitalization companies mean those companies with market capitalizations within the range of the Russell 2500 Index at the time of purchase (market capitalization range of approximately $23.4 million to $9.7 billion as of December 31, 2011).

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies that the Adviser believes to have favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio generally engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

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Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IA shares which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
20.95% (2009 2nd Quarter)	–28.78% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/AllianceBernstein Small Cap Growth Portfolio – Class IA Shares	–0.37%	3.27%	4.94%
EQ/AllianceBernstein Small Cap Growth Portfolio – Class IB Shares	–0.64%	3.01%	4.68%
EQ/AllianceBernstein Small Cap Growth Portfolio – Class K Shares	–0.37%	3.27%	4.94%
Russell 2000 Growth Index	–2.91%	2.09%	4.48%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Bruce Aronow	Senior Vice President, Portfolio Manager/Research Analyst of AllianceBernstein	May 2000
Samantha Lau	Senior Vice President, Portfolio Analyst/Manager of AllianceBernstein	April 2005
Kumar Kirpalani	Senior Vice President, Portfolio Analyst/Manager of AllianceBernstein	April 2005
Wen-TseTseng	Vice President and Portfolio Analyst/Manager of AllianceBernstein	May 2006
Joshua Lisser	Senior Vice President/Chief Investment Officer, Index Strategies of AllianceBernstein	December 2008

EQ Advisors Trust	About the investment portfolios	9

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

10	About the investment portfolios	EQ Advisors Trust

EQ/AXA Franklin Small Cap Value Core Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AXA Franklin Small Cap Value Core Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.22%	0.22%	0.22%
Total Annual Portfolio Operating Expenses	1.17%	1.17%	0.92%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$119	$372	$644	$1,420
Class IB Shares	$119	$372	$644	$1,420
Class K Shares	$94	$293	$509	$1,131

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion will consist of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small-capitalization companies. For this Portfolio small-capitalization companies are companies with market capitalizations under $3.5 billion at the time of purchase. In addition, securities of small-capitalization companies may include financial instruments that derive their value from the securities of such companies.

The Active Allocated Portion generally invests in equity securities such as common stocks that the Adviser to the Active Allocated Portion believes are currently undervalued and have potential for capital appreciation. The Adviser to the Active Allocated Portion believes that a stock price is undervalued when it is less than the price at which it would trade if the market reflected all factors relating to the company’s worth.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000 Index (“Russell 2000”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of

EQ Advisors Trust	About the investment portfolios	11

exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, or foreign currency balances which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Custom Benchmark Risk: One of the benchmarks against which the Portfolio’s performance is measured, the Volatility Managed Index — Small Cap Value, was created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform this benchmark.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

12	About the investment portfolios	EQ Advisors Trust

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2011 compare to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio performance compares with the returns of a volatility managed index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IA shares which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
25.14% (2009 2nd Quarter)	–28.63% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (September 15, 2006)
EQ/AXA Franklin Small Cap Value Core Portfolio – Class IA Shares	–9.33%	–2.38%	–0.69%
EQ/AXA Franklin Small Cap Value Core Portfolio – Class IB Shares	–9.64%	–2.60%	–0.92%
EQ/AXA Franklin Small Cap Value Core Portfolio – Class K Shares	–9.33%	–2.38%	–0.69%
Russell 2500 Value Index	–3.36%	–0.58%	1.07%
Volatility Managed Index – Small Cap Value	–8.33%	1.54%	3.06%

EQ Advisors Trust	About the investment portfolios	13

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: Franklin Advisory Services, LLC (“Franklin Advisory”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
William J. Lippman	President of Franklin Advisory	September 2006
Bruce C. Baughman, CPA	Senior Vice President and Portfolio Manager of Franklin Advisory	September 2006
Margaret McGee	Vice President, Research Analyst and Portfolio Manager of Franklin Advisory	September 2006
Y. Dogan Sahin, CFA®	Portfolio Manager/ Research Analyst Franklin Advisory	August 2007
Donald G. Taylor, C.P.A	Senior Vice President and Portfolio Manager of Franklin Advisory	September 2006

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

14	About the investment portfolios	EQ Advisors Trust

EQ/BlackRock Basic Value Equity Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation and secondarily, income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/BlackRock Basic Value Equity Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.57%	0.57%	0.57%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.94%	0.94%	0.69%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$96	$300	$520	$1,155
Class IB Shares	$96	$300	$520	$1,155
Class K Shares	$70	$221	$384	$859

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Adviser believes are undervalued and therefore represent basic investment value. The Adviser places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. The Adviser may also determine a company is undervalued if its stock price is down because of temporary factors from which the Adviser believes the company will recover. The Portfolio focuses its investments on companies with market capitalizations over $5 billion.

The Adviser believes that favorable changes in market prices are more likely to occur when:

•	stocks are out of favor;

•	company earnings are depressed;

•	price/earnings ratios are relatively low;

•	investment expectations are limited; and/or

•	there is no general interest in a security or industry.

On the other hand, the Adviser believes that negative developments are more likely to occur when:

•	investment expectations are generally high;

•	stock prices are advancing or have advanced rapidly;

•	price/earnings ratios have been inflated; and/or

•	an industry or security continues to become popular among investors.

The Adviser believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

The Portfolio may sell a security if, for example, the stock price increases to the high end of the range of its historical price-book value ratio or if the Portfolio determines that the issuer no longer meets the criteria the Adviser has established for the purchase of such securities or if the Adviser thinks there is a more attractive investment opportunity in the same category. The Portfolio also may invest up to 25% of its total assets in securities issued by foreign companies.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not

EQ Advisors Trust	About the investment portfolios	15

enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (October 2, 2002), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.08% (2003 2nd Quarter)	–20.46% (2002 3rd Quarter)

16	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/BlackRock Basic Value Equity Portfolio – Class IA Shares	–2.86%	–1.62%	3.43%
EQ/BlackRock Basic Value Equity Portfolio – Class IB Shares	–3.17%	–1.88%	3.19%
EQ/BlackRock Basic Value Equity Portfolio – Class K Shares	–3.07%	–1.86%	3.20%
Russell 1000 Value Index	0.39%	–2.64%	3.89%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: BlackRock Investment Management, LLC. (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kevin Rendino	Managing Director and Portfolio Manager of BlackRock	December 2001
Carrie King	Director of BlackRock	May 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	17

EQ/Boston Advisors Equity Income Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks a combination of growth and income to achieve an above-average and consistent total return.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Boston Advisers Equity Income Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.13%	1.13%	0.88%
Fee Waiver and/or Expense Reimbursement†	–0.08%	–0.08%	–0.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.05%	0.80%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.05% for Class IA and IB shares and 0.80% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2013.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$351	$615	$1,367
Class IB Shares	$107	$351	$615	$1,367
Class K Shares	$82	$273	$480	$1,077

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 68% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies. Large capitalization companies currently are treated as those companies with market capitalizations in excess of $10 billion at the time of investment.

The Portfolio invests primarily in common stocks, but it may also invest in other equity securities that the Adviser believes provide opportunities for capital growth and income. The Portfolio may invest up to 20% of its assets in foreign securities, including securities of issuers located in developed and developing economies.

The Adviser focuses primarily on companies that offer the potential for capital appreciation combined with an above market level of dividend income. In choosing investments, the Adviser utilizes a quantitative process to identify and evaluate companies for potential investment. Generally, at least 80% of the Portfolio’s stocks (measured by net assets) will pay a dividend. The Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

18	About the investment portfolios	EQ Advisors Trust

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (December 13, 2004), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.82% (2003 4th Quarter)	–18.63% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Boston Advisors Equity Income Portfolio – Class IA Shares	–0.07%	–1.78%	3.71%
EQ/Boston Advisors Equity Income Portfolio – Class IB Shares	–0.51%	–2.05%	3.52%
EQ/Boston Advisors Equity Income Portfolio – Class K Shares	–0.24%	–2.00%	3.55%
Russell 1000 Value Index	0.39%	–2.64%	3.89%

EQ Advisors Trust	About the investment portfolios	19

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: Boston Advisors, LLC. (“Boston Advisors”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Michael J. Vogelzang, CFA	President and Chief Investment Officer of Boston Advisors	November 1999
Douglas A. Riley, CFA	Senior Vice President and Portfolio Manager of Boston Advisors	April 2005
Lisa Sebesta, CFA	Senior Vice President and Portfolio Manager of Boston Advisors	May 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

20	About the investment portfolios	EQ Advisors Trust

EQ/Calvert Socially Responsible Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Calvert Socially Responsible Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.23%	0.23%	0.23%
Total Annual Portfolio Operating Expenses	0.98%	0.98%	0.73%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$100	$312	$542	$1,201
Class IB Shares	$100	$312	$542	$1,201
Class K Shares	$75	$233	$406	$906

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 134% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances the Portfolio invests at least 95% of its net assets, including borrowings for investment purposes, in equity securities of companies represented in the Calvert Social Index.®

The Adviser employs a passive management strategy designed to track, as closely as possible, the performance (before fees and expenses) of the Calvert Social Index. The Portfolio will use a replication construction technique. That is, the Portfolio will seek to hold each security represented in the Calvert Social Index in exactly the same weight that each represents in the Index. This is commonly referred to as an indexing strategy.

The Calvert Social Index measures the performance of those companies that meet the sustainable and socially responsible investment criteria and that are selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, included in the Dow Jones Total Market Index (the “Dow Jones TMI”). As of December 31, 2011, the capitalization range of the Calvert Social Index was $502 million to $376 billion and the weighted average capitalization was $81.4 billion. The Portfolio seeks to have an average weighted capitalization that approximates that of the Calvert Social Index.

Sustainable and Socially Responsible Investment Criteria: The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address the corporate responsibility and sustainability challenges. Calvert Investment Management, Inc. (“Calvert”) believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, indigenous peoples’ rights, community relations, and positive product and business practices, as well as corporate governance. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company as well as investment performance.

Calvert has developed sustainable and socially responsible investment criteria for the Index, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert. All sustainable and socially responsible criteria may be changed by Calvert’s Board of Directors without shareholder approval.

The Portfolio seeks to invest in companies that:

•

Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.

•

Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the International Labor Organization core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.

EQ Advisors Trust	About the investment portfolios	21

•	Observe appropriate international human rights standards in operations in all countries.

•	Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.

•

Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

The Portfolio seeks to avoid investing in companies that:

•

Demonstrate poor environmental performance or compliance records, or contribute significantly to local or global environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•

Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Are significantly involved in the manufacture of alcoholic beverages.

•	Have direct involvement in gambling operations.

•

Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Manufacture or sell firearms and/or ammunition.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•

Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s

22	About the investment portfolios	EQ Advisors Trust

performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio’s performance compares with the returns of the other asset classes in which the Portfolio may invest. Past performance is not necessarily an indication of future performance. Prior to August 1, 2011, this Portfolio consisted entirely of an actively managed portfolio of equity securities.

The Class K shares have not commenced operations as of the date of this Prospectus. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (October 2, 2002), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
14.89% (2009 3rd Quarter)	–25.45% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Calvert Socially Responsible Portfolio – Class IA Shares	0.51%	–1.69%	0.35%
EQ/Calvert Socially Responsible Portfolio – Class IB Shares	0.25%	–1.94%	0.12%
EQ/Calvert Socially Responsible Portfolio – Class K Shares	0.25%	–1.94%	0.12%
Calvert Social Index	0.22%	–0.28%	2.16%
Russell 1000 Growth Index	2.64%	2.50%	2.60%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: Calvert Investment Management, Inc. (“Calvert”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Natalie Trunow	Senior Vice President and Chief Investment Officer, Equities of Calvert	August 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	23

EQ/Capital Guardian Research Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Capital Guardian Research Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.64%	0.64%	0.64%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.02%	1.02%	0.77%
Fee Waiver and/or Expense Reimbursement†	–0.05%	–0.05%	–0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%	0.97%	0.72%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.97% for Class IA and IB shares and 0.72% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2013.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$99	$320	$558	$1,243
Class IB Shares	$99	$320	$558	$1,243
Class K Shares	$74	$241	$423	$949

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase. The Portfolio seeks to achieve long-term growth of capital through investments in a portfolio comprised primarily of equity securities; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 Index (i.e., foreign securities). In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

24	About the investment portfolios	EQ Advisors Trust

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares have not commenced operations as of the date of this Prospectus. The performance information shown in the table below for the Class K shares is the performance of the Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (March 25, 2002), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)
16.94% (2009 3rd Quarter)	–23.38% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Capital Guardian Research Portfolio – Class IA Shares	4.27%	–0.35%	2.63%
EQ/Capital Guardian Research Portfolio – Class IB Shares	4.00%	–0.58%	2.41%
EQ/Capital Guardian Research Portfolio – Class K Shares	4.00%	–0.58%	2.41%
S&P 500 Index	2.11%	–0.25%	2.92%

EQ Advisors Trust	About the investment portfolios	25

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: Capital Guardian Trust Company (“Capital Guardian”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Irfan Furniturwala	Senior Vice President of Capital International Research, Inc. an affiliate of Capital Guardian	January 2009
Cheryl E. Frank	Vice President of Capital International Research, Inc. an affiliate of Capital Guardian	January 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and certain other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible financial investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

26	About the investment portfolios	EQ Advisors Trust

EQ/Common Stock Index Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Common Stock Index Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.72%	0.72%	0.47%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$74	$230	$401	$894
Class IB Shares	$74	$230	$401	$894
Class K Shares	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000® Index (“Russell 3000”). The Russell 3000 is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market.

The Portfolio’s investments are selected by a stratified sampling construction process in which the Adviser selects a subset of the 3,000 companies in the Russell 3000 based on the Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yield. This strategy is commonly referred to as an indexing strategy.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as

EQ Advisors Trust	About the investment portfolios	27

changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares have not commenced operations as of the date of this Prospectus. The performance information shown in the table below for the Class K shares is the performance of the Class IA shares, which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
22.08% (2003 2nd Quarter)	–25.39% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Common Stock Index Portfolio – Class IA Shares	0.82%	–2.52%	1.59%
EQ/Common Stock Index Portfolio – Class IB Shares	0.50%	–2.77%	1.34%
EQ/Common Stock Portfolio – Class K Shares	0.82%	–2.52%	1.59%
Russell 3000 Index	1.03%	–0.01%	3.51%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

28	About the investment portfolios	EQ Advisors Trust

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	29

EQ/Davis New York Venture Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Davis New York Venture Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.85%	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	1.24%	1.24%	0.99%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$126	$393	$681	$1,500
Class IB Shares	$126	$393	$681	$1,500
Class K Shares	$101	$315	$547	$1,213

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests a majority of its assets in equity securities issued by large-cap companies with market capitalizations of at least $10 billion. The Portfolio also has the flexibility to invest in companies whose shares may be subject to controversy and in foreign securities, including depositary receipts. The Portfolio also may invest a significant portion of its assets in the financial services sector.

The Adviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Adviser based on its assessment of a company’s worth. In selecting investments, the Adviser searches for companies that demonstrate a majority or, in the Adviser’s opinion, an appropriate mix of the following characteristics:

•

First class management evidenced by a proven track record, significant alignment of interest in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;

•	Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high returns on capital;

•	Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Portfolio also may invest in a company when it becomes the center of controversy due to adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, investors may question the company’s published financial reports, greater government regulation may be contemplated or other adverse events may threaten the company’s future.

The Adviser also analyzes each company’s common stock, seeking to purchase those that are attractive to the Adviser based on its assessment of a company’s worth. The Adviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance

30	About the investment portfolios	EQ Advisors Trust

Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Financial Services Sector Risk: To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Headline Risk: A Portfolio may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, or management or for other reasons. While the Adviser researches companies subject to such contingencies, it cannot be correct every time, and the company’s stock may never recover or may become worthless.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IA shares which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
21.49% (2009 2nd Quarter)	–23.88% (2008 4th Quarter)

EQ Advisors Trust	About the investment portfolios	31

Average Annual Total Returns
	One Year	Five Years	Since Inception (August 31, 2006)
EQ/Davis New York Venture Portfolio – Class IA Shares	–4.37%	–2.01%	–0.41%
EQ/Davis New York Venture Portfolio – Class IB Shares	–4.61%	–2.26%	–0.66%
EQ/Davis New York Venture Portfolio – Class K Shares	–4.37%	–2.01%	–0.41%
S&P 500 Index	2.11%	–0.25%	1.47%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: Davis Selected Advisers, L.P. (“Davis”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Christopher C. Davis	Chairman and Portfolio Manager of Davis	August 2006
Kenneth Charles Feinberg	Portfolio Manager of Davis	August 2006

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financials intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

32	About the investment portfolios	EQ Advisors Trust

EQ/Equity 500 Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index (“S&P 500”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Equity 500 Index Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.25%	0.25%	0.25%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.62%	0.62%	0.37%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$63	$199	$346	$774
Class IB Shares	$63	$199	$346	$774
Class K Shares	$38	$119	$208	$468

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500. For purposes of the Portfolio, equity securities in the S&P 500 may include financial instruments that derive their value from such securities.

The Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Port-folio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the Portfolio will seek to hold all 500 securities in the S&P 500 in the exact weight each repre-sents in that Index. This strategy is commonly referred to as an indexing strategy. The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

EQ Advisors Trust	About the investment portfolios	33

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IA shares which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.77% (2009 2nd Quarter)	–22.04% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Equity 500 Index Portfolio – Class IA Shares	1.76%	–0.54%	2.62%
EQ/Equity 500 Index Portfolio – Class IB Shares	1.50%	–0.79%	2.36%
EQ/Equity 500 Index Portfolio – Class K Shares	1.76%	–0.54%	2.62%
S&P 500 Index	2.11%	–0.25%	2.92%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	March 1994

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

34	About the investment portfolios	EQ Advisors Trust

EQ/Equity Growth PLUS Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Equity Growth PLUS Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.25%	0.25%	0.25%
Total Annual Portfolio Operating Expenses	1.00%	1.00%	0.75%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$102	$318	$552	$1,225
Class IB Shares	$102	$318	$552	$1,225
Class K Shares	$77	$240	$417	$930

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio’s investments in equity securities may include common stocks, preferred stocks, warrants, and other equity securities, and financial instruments that derive their value from such securities. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval.

Although it may favor companies in those industries that appear to offer higher potential for long-term growth, the Adviser to the Active Allocated Portion looks for “stable” growth and “opportunistic” growth stocks by utilizing a bottom-up stock selection process that uncovers securities that are believed to generate excess returns. The Adviser to the Active Allocated Portion’s bottom-up fundamental research process is applied to a growth stock universe of 500-600 securities which is comprised of securities in the Russell 1000® Growth Index (“Russell 1000 Growth”) universe with market capitalizations above $2 billion. The Adviser to the Active Allocated Portion may, when consistent with the Portfolio’s investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives).

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000 Growth with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing

EQ Advisors Trust	About the investment portfolios	35

investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, or foreign currency balances which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Custom Benchmark Risk: One of the benchmarks against which the Portfolio’s performance is measured, the Volatility Managed Index — Large Cap Growth, was created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform this benchmark.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a

36	About the investment portfolios	EQ Advisors Trust

representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio performance compares with the returns of a volatility managed index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA Shares commenced operations (October 2, 2002), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

EQ Advisors Trust	About the investment portfolios	37

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
14.33% (2009 2nd Quarter)	–23.61% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Equity Growth PLUS Portfolio – Class IA Shares	–5.94%	–1.01%	4.07%
EQ/Equity Growth PLUS Portfolio – Class IB Shares	–6.21%	–1.20%	3.86%
EQ/Equity Growth PLUS Portfolio – Class K Shares	–6.12%	–1.19%	3.87%
Russell 1000 Growth Index	2.64%	2.50%	2.60%
Volatility Managed Index – Large Cap Growth	–1.25%	4.56%	4.09%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: BlackRock Capital Management, Inc. (“BlackRock Capital”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Jeffrey R. Lindsey, CFA®	Managing Director and Portfolio Manager of BlackRock, Inc. an affiliate of BlackRock Capital	September 2009
Edward Dowd	Managing Director and Portfolio Manager of BlackRock, Inc. an affiliate of BlackRock Capital	September 2009

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The Members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

38	About the investment portfolios	EQ Advisors Trust

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	39

EQ/Franklin Core Balanced Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Franklin Core Balanced Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.18%	0.18%	0.18%
Total Annual Portfolio Operating Expenses	1.08%	1.08%	0.83%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$110	$343	$595	$1,317
Class IB Shares	$110	$343	$595	$1,317
Class K Shares	$85	$265	$460	$1,025

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities. Debt securities include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage and asset-backed securities, debentures and shorter term instruments. Equity securities include common stocks and preferred stocks. The Active Allocated Portion may shift its investments from one asset class to another based on the Adviser’s analysis of the best opportunity for the Portfolio in a given market.

The Active Allocated Portion seeks income by selecting investments such as corporate, foreign and U.S. treasury bonds, as well as stocks with attractive dividend yields. In searching for growth opportunities, the Portfolio maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, financials, energy, health care, and telecommunications.

The Active Allocated Portion may invest up to 100% of its total assets in debt securities that are rated below investment grade, but it is not expected that the Active Allocated Portion will invest more than 50% of its total assets in these securities. Securities below investment grade include those securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Services (“S&P”) or, if unrated, securities deemed by the Adviser to be of comparable quality. Such securities are often referred to as “junk bonds.”

The Active Allocated Portion also may invest in investment grade fixed income securities, asset- and mortgage-backed securities and, to a limited extent, loan participations and U.S. Government securities. The Active Allocated Portion also may invest up to 25% of its assets in foreign securities, including emerging markets securities.

In choosing investments, the Adviser to the Active Allocated Portion searches for undervalued or out-of-favor securities it believes offer current opportunities for income and significant growth in the future. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Adviser to offer attractive investment opportunities.

The Index Allocated Portion of the Portfolio is comprised of two strategies, one of which seeks to track the performance (before fees and expenses) of the S&P 500 Index (the “S&P 500”) with minimal tracking error, and a second component which seeks to invest in securities comprising the Barclays Intermediate U.S. Government/Credit Index

40	About the investment portfolios	EQ Advisors Trust

(“Intermediate Government/Credit Index”). Each such strategy is commonly referred to as an indexing strategy. Generally, the S&P 500 portion of the Index Allocated Portion uses a full replication technique, and the Intermediate Government/Credit Index portion of the Index Allocated Portion utilizes a sampling approach. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. The portfolio also may use financial instruments such as futures and options to manage duration.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, or foreign currency balances which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Custom Benchmark Risk: One of the benchmarks against which the Portfolio’s performance is measured, the Volatility Managed Index — Large Cap Core, was created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform this benchmark.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

EQ Advisors Trust	About the investment portfolios	41

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e., BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

42	About the investment portfolios	EQ Advisors Trust

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2011 compare to the returns of a broad-based market index. The additional broad-based market indexes show how the Portfolio’s performance compares with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility managed indexes. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IA shares which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.03% (2009 2nd Quarter)	–16.14% (2008 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (September 15, 2006)
EQ/Franklin Core Balanced Portfolio – Class IA Shares	0.31%	0.50%	1.37%
EQ/Franklin Core Balanced Portfolio – Class IB Shares	0.06%	0.24%	1.10%
EQ/Franklin Core Balanced Portfolio – Class K Shares	0.31%	0.50%	1.37%
S&P 500 Index	2.11%	–0.25%	1.23%
Barclays Intermediate U.S. Government/Credit Index	5.80%	5.88%	5.91%
50% Volatility Managed Index – Large Cap Core/50% Barclays Intermediate U.S. Government Credit Index	2.35%	4.82%	5.49%

EQ Advisors Trust	About the investment portfolios	43

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: Franklin Advisers, Inc.

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Charles B. Johnson	Chairman and Director of Franklin Resources, Inc.	August 2006
Edward D. Perks, CFA®	Senior Vice President and Director of Core Hybrid Portfolio Management of Franklin Global Advisers	August 2006
Alex Peters, CFA	Portfolio Manager of Franklin Templeton Investments	May 2012
Matt Quinlan, CFA	Portfolio Manager of Franklin Templeton Investments	May 2012

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio tracking the S&P 500 Index are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio tracking the Barclays Intermediate U.S. Government/Credit Index are:

Name	Title	Date Began Managing the Portfolio
Scott Radell	Portfolio Manager of BlackRock	June 2010
Karen Uyehara	Director and Portfolio Manager of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

44	About the investment portfolios	EQ Advisors Trust

EQ/GAMCO Mergers and Acquisitions Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/GAMCO Mergers and Acquisitions Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.90%	0.90%	0.90%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.31%	1.31%	1.06%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$133	$415	$718	$1,579
Class IB Shares	$133	$415	$718	$1,579
Class K Shares	$108	$337	$585	$1,294

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 268% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests primarily in equity securities of companies that the Adviser believes are likely acquisition targets within 12 to 18 months. In addition, the Portfolio may engage in arbitrage transactions by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate re-organizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Portfolio may purchase (if it does not already hold) or increase its investment in the selling company’s securities, offering the Portfolio the possibility of generous returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company may also be purchased or shorted. The Portfolio may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

The Portfolio may invest in companies of any size and from time to time may invest in companies with small, mid and large market capitalizations. The Portfolio generally invests in securities of U.S. companies, but also may invest up to 20% of its assets in foreign securities, including those in emerging markets.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital appreciation, such as preferred stocks and warrants. It is expected that the Portfolio will engage in active or frequent trading of portfolio securities to achieve its investment objective. In this connection, it is expected that the Portfolio may have a portfolio turnover rate of 150% or more.

In choosing investments, the Adviser searches for the best values on securities that it believes have the potential to achieve the Portfolio’s investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Adviser considers, among other things, consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Adviser’s assessment of the “private market value” of individual companies and the potential for an event or catalyst to occur that enhances a company’s underlying value. The “private market value” of a company is the value that the Adviser believes informed investors would be willing to pay to acquire the entire company. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Adviser’s assessment of their private market value.

In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Adviser seeks to identify investments in companies where the discount from the stated or appraised value of the security significantly overstates the risk of the contingencies involved in completing the

EQ Advisors Trust	About the investment portfolios	45

transaction, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Portfolio, thereby increasing its brokerage and other transaction expenses. The Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Adviser’s estimate of its private market value or if the catalyst expected to happen fails to materialize.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Focused Portfolio Risk: A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, including a Portfolio that is classified as “diversified”, may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry. The use of a focused investment strategy may increase the volatility of the Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a Portfolio more broadly invested.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

46	About the investment portfolios	EQ Advisors Trust

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA Shares commenced operations (June 8, 2007), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
9.57% (2009 2nd Quarter)	–9.40% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (May 1, 2003)
EQ/GAMCO Mergers and Acquisitions Portfolio – Class IA Shares	1.67%	3.16%	5.56%
EQ/GAMCO Mergers and Acquisitions Portfolio – Class IB Shares	1.41%	2.93%	5.42%
EQ/GAMCO Mergers and Acquisitions Portfolio – Class K Shares	1.50%	2.94%	5.43%
S&P 500 Index	2.11%	–0.25%	5.83%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: GAMCO Asset Management, Inc. (“GAMCO”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer of Value Portfolios of GAMCO	May 2003

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	47

EQ/GAMCO Small Company Value Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to maximize capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/GAMCO Small Company Value Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.73%	0.73%	0.73%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	1.10%	1.10%	0.85%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$112	$350	$606	$1,340
Class IB Shares	$112	$350	$606	$1,340
Class K Shares	$87	$271	$471	$1,049

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. For this Portfolio, small capitalization companies are companies with market capitalizations of $2.0 billion or less at the time of investment.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital growth, such as preferred stocks and warrants. This Portfolio also may invest in foreign securities.

The Adviser utilizes a value-oriented investment style that emphasizes companies deemed to be currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, the Adviser utilizes a process of fundamental analysis that involves re-searching and evaluating individual companies for potential investment by the Portfolio. The Adviser uses a proprietary research technique to determine which stocks have a market price that is less than the “private market value” or what an investor would pay for the company. This approach will often lead the Portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The Adviser may sell a security for a variety of rea-sons, such as because it becomes overvalued or shows deteriorating fundamentals.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

48	About the investment portfolios	EQ Advisors Trust

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (July 13, 2007), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
24.68% (2009 2nd Quarter)	–21.47% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/GAMCO Small Company Value Portfolio – Class IA Shares	–3.25%	6.77%	10.00%
EQ/GAMCO Small Company Value Portfolio – Class IB Shares	–3.48%	6.54%	9.88%
EQ/GAMCO Small Company Value Portfolio – Class K Shares	–3.40%	6.56%	9.89%
Russell 2000 Value Index	–5.50%	–1.87%	6.40%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: GAMCO Asset Management, Inc. (“GAMCO”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Mario J. Gabelli	Chief Executive Officer and Chief Investment Officer of the Value Portfolios of GAMCO	June 1996

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

EQ Advisors Trust	About the investment portfolios	49

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

50	About the investment portfolios	EQ Advisors Trust

EQ/Global Multi-Sector Equity Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Global Multi-Sector Equity Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.72%	0.72%	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.20%	0.20%	0.20%
Total Annual Portfolio Operating Expenses	1.17%	1.17%	0.92%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$119	$372	$644	$1,420
Class IB Shares	$119	$372	$644	$1,420
Class K Shares	$94	$293	$509	$1,131

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. This Portfolio’s investments in equity securities may include common stocks, preferred stocks, warrants, depositary receipts, and other equity securities, and financial instruments that derive their value from such securities. The Active Allocated Portion consists of approximately 20% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 80% of the Portfolio’s net assets.

Under normal circumstances, the Portfolio invests in equity securities of foreign companies, including emerging market equity securities. The Portfolio also may invest in equity securities of issuers located in North America and other developed countries.

For this Portfolio, an emerging market country is any country that the International Bank for Reconstruction and Development (commonly known as “The World Bank”) or similar major financial institution has determined to have a low or middle economy, or countries included in the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM”). In addition, for this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

•	its principal securities trading market is in an emerging market country;

•	alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; or

•	it is organized under the laws of, or has a principal office in, an emerging market country.

The Adviser to the Active Allocated Portion’s investment approach combines top-down country allocation with bottom-up stock selection. The Adviser to the Active Allocated Portion focuses on growth-oriented companies that it believes have attractive growth characteristics, reasonable valuations and shareholder value-oriented management. The Active Allocated Portion generally invests only in emerging market countries whose currencies are freely convertible into United States dollars. The Active Allocated Portion may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Index Allocated Portion of the Portfolio is comprised of three strategies, which seek to track the performance (before fees and expenses) of the S&P 500 Index (the “S&P 500”), the Morgan Stanley Capital International EAFE Index (“MSCI EAFE”), and the “MSCI EM”, respectively, each with minimal tracking error. The Index Allocated

EQ Advisors Trust	About the investment portfolios	51

Portion’s assets will be allocated in approximately the following manner: 30-50% in each of the S&P 500 and MSCI EAFE and 10-30% in the MSCI EM. Each such strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the ”Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, or foreign currency balances which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Custom Benchmark Risk: Two of the benchmarks against which the Portfolio’s performance is measured, the Volatility Managed Index — Global Blend and the Volatility Managed Index — Global Proxy Blend, were created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform these benchmarks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to

52	About the investment portfolios	EQ Advisors Trust

the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five and ten years

EQ Advisors Trust	About the investment portfolios	53

through December 31, 2010 compare to the returns of a broad-based market index. The additional broad-based market indexes show how the Portfolio’s performance compares with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility managed indexes. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (October 2, 2002), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
26.02% (2009 2nd Quarter)	–30.61% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Global Multi-Sector Equity Portfolio – Class IA Shares	–12.07%	–2.11%	11.60%
EQ/Global Multi-Sector Equity Portfolio – Class IB Shares	–12.32%	–2.35%	11.35%
EQ/Global Multi-Sector Equity Portfolio – Class K Shares	–12.25%	–2.33%	11.36%
MSCI All Country World Index	–7.35%	–1.93%	4.24%
Volatility Managed Index – Global Blend	–7.35%	0.48%	5.33%
40% EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P/ASX 200 Index	–11.08%	–4.82%	N/A
Volatility Managed Index – Global Proxy Blend	–6.77%	0.67%	N/A

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: Morgan Stanley Investment Management Inc. (“MSIM Inc.”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Ruchir Sharma	Managing Director of MSIM Inc.	August 2001
James Cheng	Managing Director of Morgan Stanley Investment Management Company, an affiliate of MSIM Inc.	November 2006
Paul Psaila	Managing Director of MSIM Inc.	August 1997
Eric Carlson	Managing Director of MSIM Inc.	October 2006
Ana Cristina Piedrahita	Executive Director of MSIM Inc.	October 2006

54	About the investment portfolios	EQ Advisors Trust

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	55

EQ/International Core PLUS Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Core PLUS Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.18%	0.18%	0.18%
Total Annual Portfolio Operating Expenses	1.03%	1.03%	0.78%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$105	$328	$569	$1,259
Class IB Shares	$105	$328	$569	$1,259
Class K Shares	$80	$249	$433	$966

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in foreign equity securities (or other financial instruments that derive their value from the securities of such companies). The Portfolio’s assets normally are allocated among three investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion primarily invests in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for capital appreciation. The Adviser to the Active Allocated Portion considers foreign companies to include those companies that are organized or headquartered outside of the U.S. Foreign securities include securities issued by companies in countries with either developed or developing economies. The Active Allocated Portion may invest in companies of any size and generally diversifies its investments among a number of different foreign markets. The Active Allocated Portion also may invest in U.S. securities.

In choosing investments for the Active Allocated Portion, the Adviser utilizes a top-down sector-oriented approach. The Adviser seeks to invest in those companies whose earnings are growing at an above average rate that have strong business models and will benefit from long-term secular trends. The Adviser utilizes a bottom-up stock selection process rooted in fundamental research and looks for companies with superior business models. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the

56	About the investment portfolios	EQ Advisors Trust

Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, or foreign currency balances which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Custom Benchmark Risk: Two of the benchmarks against which the Portfolio’s performance is measured, the Volatility Managed Index — International and the Volatility Managed Index — International Proxy, were created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform these benchmarks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

EQ Advisors Trust	About the investment portfolios	57

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s

58	About the investment portfolios	EQ Advisors Trust

performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. The additional broad-based market indexes show how the Portfolio’s performance compares with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility managed indexes. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (March 25, 2002), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
25.00% (2009 2nd Quarter)	–25.28% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/International Core PLUS Portfolio – Class IA Shares	–16.73%	–4.60%	3.64%
EQ/International Core PLUS Portfolio – Class IB Shares	–16.92%	–4.84%	3.39%
EQ/International Core PLUS Portfolio – Class K Shares	–16.91%	–4.84%	3.39%
MSCI EAFE Index	–12.14%	–4.72%	4.67%
Volatility Managed Index – International	–12.95%	–2.26%	6.30%
Volatility Managed Index – International Proxy	–11.88%	–1.90%	N/A
40% EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P/ASX 200 Index	–11.08%	–4.82%	N/A

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: WHV Investment Management (“WHV”) and its affiliate Hirayama Investments, LLC (“Hirayama Investments”)

Portfolio Manager: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Richard K. Hirayama	Senior Vice President, Portfolio Manager and Security Analyst of WHV, Managing Member of Hirayama Investments	May 2007

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The

EQ Advisors Trust	About the investment portfolios	59

AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios Trust, a separate registered investment company managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

60	About the investment portfolios	EQ Advisors Trust

EQ/International Equity Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Equity Index Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee*	0.40%	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses*	0.78%	0.78%	0.53%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$80	$249	$433	$966
Class IB Shares	$80	$249	$433	$966
Class K Shares	$54	$170	$296	$665

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the FTSE 100 Index (“FTSE 100”), TOPIX Index (“TOPIX”), DJ EuroSTOXX 50 Index (“EuroSTOXX 50”), and S&P/ASX 200 Index (“S&P/ASX 200”). The Portfolio intends to allocate its assets approximately 25% to securities in the FTSE 100, 25% to securities in the TOPIX, 40% to securities in the EuroSTOXX 50, and 10% to securities in the S&P/ASX 200. Actual allocations may vary by up to 3%. The FTSE 100 Index is a market capitalization-weighted index representing the performance of the 100 largest UK-domiciled blue chip companies. The TOPIX Index is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The DJ EuroSTOXX 50 Index index covers 60% of the free float market capitalization of the EURO STOXX Total Market Index, which in turn covers approximately 95% of the free-float market capitalization of the investable universe in the Eurozone. The S&P/ASX 200 Index represents the 200 largest and most liquid publicly listed companies in Australia.

The Portfolio’s investments will be selected by a stratified sampling construction process in which the Adviser selects a subset of the companies represented in each index based on the Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yields. This strategy is commonly referred to as an indexing strategy.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in

EQ Advisors Trust	About the investment portfolios	61

U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. The additional broad-based market indexes show how the Portfolio’s performance compares with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility managed indexes. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IA shares which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. The table below includes the performance of an additional market index that more closely reflects the securities in which the Portfolio invests.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
25.05% (2009 2nd Quarter)	–26.12% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/International Equity Index Portfolio – Class IA Shares	–11.98%	–8.12%	3.08%
EQ/International Equity Index Portfolio – Class IB Shares	–12.20%	–8.35%	2.83%
EQ/International Equity Index Portfolio – Class K Shares	–11.98%	–8.12%	3.08%
MSCI EAFE Index	–12.14%	–4.72%	4.67%
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	–11.08%	–4.82%	N/A

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2010

62	About the investment portfolios	EQ Advisors Trust

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	63

EQ/International Value PLUS Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Value PLUS Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee*	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses*	0.20%	0.20%	0.20%
Total Annual Portfolio Operating Expenses*	1.05%	1.05%	0.80%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$334	$579	$1,283
Class IB Shares	$107	$334	$579	$1,283
Class K Shares	$82	$255	$444	$990

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 93% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval. Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.

The Active Allocated Portion primarily invests in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for income accompanied by growth of capital. The Active Allocated Portion seeks to invest in securities of foreign companies including companies in emerging market countries that have a market capitalization in excess of $1 billion at the time of purchase.

In choosing investments for the Active Allocated Portion, the Adviser utilizes a bottom up investment approach to analyze investment opportunities and in conjunction with a top down investment theme to look for what it believes to be truly undervalued companies.

As part of its investment process the Adviser to the Active Allocated Portion considers the following factors:

•	the selection of stocks with strong and sustainable market positions;

•	undervalued assets and franchise value;

•	secular trends which drive market expansion

•	an understanding of the country, its culture and stock market environment; and

•	on-the-ground regional research.

As part of its selection process, the Adviser to the Active Allocated Portion looks for companies that exhibit value characteristics which include low price/earnings multiples relative to other investment opportunities; an above average, long-term earnings expectation that is not reflected in the price. Under normal circumstances, the Active Allocated Portion invests in at least ten foreign markets to seek to ensure diversification.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index. This strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a replication technique, although in

64	About the investment portfolios	EQ Advisors Trust

certain instances a sampling approach may be utilized. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the indexes without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, or foreign currency balances which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Custom Benchmark Risk: Two of the benchmarks against which the Portfolio’s performance is measured, the Volatility Managed Index — International and the Volatility Managed Index — International Proxy, were created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform these benchmarks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades.

EQ Advisors Trust	About the investment portfolios	65

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any

66	About the investment portfolios	EQ Advisors Trust

one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. The additional broad-based market indexes show how the Portfolio’s performance compares with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility managed indexes. Past performance is not necessarily an indication of future performance. Prior to February 1, 2011, this Portfolio consisted entirely of an actively managed Portfolio of equity securities.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (March 25, 2002), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees during the periods shown below.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. The table below includes the performance of an additional market index that more closely reflects the securities in which the Portfolio invests.

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)
26.15% (2009 2nd Quarter)	–22.09% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/International Value PLUS Portfolio – Class IA Shares	–15.82%	–5.89%	3.06%
EQ/International Value PLUS Portfolio – Class IB Shares	–16.03%	–6.14%	2.80%
EQ/International Value PLUS Portfolio – Class K Shares	–15.90%	–6.11%	2.82%
MSCI EAFE Index	–12.14%	–4.72%	4.67%
40% EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P/ASX 200 Index	–11.08%	–4.82%	N/A
Volatility Managed Index – International	–12.95%	–2.26%	6.30%
Volatility Managed Index – International Proxy	–11.88%	–1.90%	N/A

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	February 2011
Alwi Chan, CFA®	Vice President of FMG LLC	February 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: Northern Cross, LLC (“Northern Cross”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Howard Appleby	Principal and Portfolio Manager of Northern Cross	February 2011
Jean-Francois Ducrest	Principal and Portfolio Manager of Northern Cross	February 2011
James LaTorre	Principal and Portfolio Manager of Northern Cross	February 2011
Edward E. Wendell, Jr.	Principal and Portfolio Manager of Northern Cross	February 2011

EQ Advisors Trust	About the investment portfolios	67

Adviser: BlackRock Investment Management LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	February 2011
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

68	About the investment portfolios	EQ Advisors Trust

EQ/JPMorgan Value Opportunities Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/JPMorgan Value Opportunities Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.99%	0.99%	0.74%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$101	$315	$547	$1,213
Class IB Shares	$101	$315	$547	$1,213
Class K Shares	$76	$237	$411	$918

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 94% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. For this Portfolio, issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. The Portfolio may invest up to 10% of its net assets in foreign securities.

The Adviser employs a value-oriented investment approach that seeks to identify attractive companies through fundamental research and discounted cash flow analysis. The Adviser seeks to identify relative value within sectors by combining company analysis of its research and portfolio management teams with market sentiment and macro-insights of the portfolio managers. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in

EQ Advisors Trust	About the investment portfolios	69

foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: A Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on December 1, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (October 2, 2002), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
21.72% (2009 2nd Quarter)	–20.78% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/JP Morgan Value Opportunities Portfolio –Class IA Shares	–5.00%	–3.23%	2.01%
EQ/JP Morgan Value Opportunities Portfolio – Class IB Shares	–5.32%	–3.48%	1.77%
EQ/JP Morgan Value Opportunities Portfolio – Class K Shares	–5.29%	–3.48%	1.77%
Russell 1000 Value Index	0.39%	–2.64%	3.89%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: J.P. Morgan Investment Management, Inc. (“JP Morgan”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Alan Gutmann	Vice President and Portfolio Manager of JP Morgan	December 2004

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

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The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	71

EQ/Large Cap Core PLUS Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Core PLUS Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.97%	0.97%	0.72%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$99	$309	$536	$1,190
Class IB Shares	$99	$309	$536	$1,190
Class K Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). Large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: S&P 500 Index (“S&P 500”) (market capitalization range of approximately $1.6 billion - $406.3 billion as of December 31, 2011), S&P 100 Index (market capitalization range of approximately $7.0 billion - $406.3 billion as of December 31, 2011), Russell 1000 Index (market capitalization range of approximately $117.3 million - $406.3 billion as of December 31, 2011), Morningstar Large Core Index (market capitalization range of approximately $2.7 billion - $218.4 billion), NYSE 100 Index (market capitalization $20.4 billion - $406.3 billion as of December 31, 2011).

The Portfolio’s assets normally are allocated among three investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion primarily invests in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for capital appreciation. The Active Allocated Portion may invest up to 20% of its total assets in securities of foreign issuers, including those in developing markets. The Active Allocated Portion may also engage in active and frequent trading to achieve the Portfolio’s investment objective.

In choosing investments for the Active Allocated Portion, the Adviser seeks to find underpriced large-capitalization securities that have a clear catalyst for significant price appreciation within a definable time horizon. The Adviser utilizes a concentrated strategy that focuses on 25-30 stocks. The Adviser’s investment process is based on fundamental, bottom-up research that includes quantitative screening to identify candidates based on valuation and earnings stability and qualitative analysis to identify investment catalysts through extensive research. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P 500 with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a

72	About the investment portfolios	EQ Advisors Trust

portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, or foreign currency balances which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Custom Benchmark Risk: One of the benchmarks against which the Portfolio’s performance is measured, the Volatility Managed Index — Large Cap Core, was created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform this benchmark.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

EQ Advisors Trust	About the investment portfolios	73

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies

74	About the investment portfolios	EQ Advisors Trust

may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio performance compares with the returns of a volatility managed index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (March 25, 2002), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.69% (2009 2nd Quarter)	–21.76% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Large Cap Core PLUS Portfolio – Class IA Shares	–4.00%	–1.81%	1.84%
EQ/Large Cap Core PLUS Portfolio – Class IB Shares	–4.24%	–2.09%	1.58%
EQ/Large Cap Core PLUS Portfolio – Class K Shares	–4.15%	–2.07%	1.59%
S&P 500 Index	2.11%	–0.25%	2.92%
Volatility Managed Index – Large Cap Core	–1.51%	3.12%	4.22%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: Institutional Capital LLC (“ICAP”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Jerrold K. Senser	Chief Executive Officer and Chief Investment Officer of ICAP	May 2007
Thomas R. Wenzel	Senior Executive Vice President and Director of Research of ICAP	May 2008

EQ Advisors Trust	About the investment portfolios	75

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Large Cap Growth Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Growth Index, including reinvestment of dividends at a risk level consistent with the Russell 1000 Growth Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Growth Index Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.72%	0.72%	0.47%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$74	$230	$401	$894
Class IB Shares	$74	$230	$401	$894
Class K Shares	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Growth Index (“Russell 1000 Growth”). This Portfolio’s investments in equity securities in the Russell 1000 Growth may include financial instruments that derive their value from such securities. The 1000 Russell Growth measures the performance of the large-cap growth segment of the U.S. equity universe. As of December 31, 2011, the market capitalization of companies in the Russell 1000 Growth ranged from $117.3 million to $406.3 billion.

The Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the 1000 Growth Index in the exact weight each security represents in the Index. This strategy is commonly referred to as an indexing strategy. The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index.

EQ Advisors Trust	About the investment portfolios	77

Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: The Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IA shares which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.98% (2009 2nd Quarter)	–16.16% (2002 2nd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Large Cap Growth Index Portfolio – Class IA Shares	2.23%	3.54%	2.39%
EQ/Large Cap Growth Index Portfolio – Class IB Shares	2.00%	3.28%	2.13%
EQ/Large Cap Growth Index Portfolio – Class K Shares	2.23%	3.54%	2.39%
Russell 1000 Growth Index	2.64%	2.50%	2.60%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”).

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business

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day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	79

EQ/Large Cap Growth PLUS Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Growth PLUS Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.95%	0.95%	0.70%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$97	$303	$525	$1,166
Class IB Shares	$97	$303	$525	$1,166
Class K Shares	$72	$224	$390	$871

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: S&P 500 Index (market capitalization range of approximately $1.6 billion - $406.3 billion as of December 31, 2011), Russell 1000 Index (market capitalization range of approximately $117.3 million - $406.3 billion as of December 31, 2011), S&P 100 Index (market capitalization range of approximately $7.0 billion - $406.3 billion as of December 31, 2011) Morningstar Large Core Index (market capitalization range of approximately $2.7 billion - $218.4 billion), NYSE 100 Index (market capitalization $20.4 billion - $406.3 billion as of December 31, 2011).

The Portfolio’s assets normally are allocated among three investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion primarily invests in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for capital appreciation. The Active Allocated Portion may also invest up to 25% of its total assets in securities of foreign issuers (which may include up to 15% of its total assets in emerging market countries at the time of purchase), which may be publicly traded in the United States or on a foreign exchange, and may be denominated in a foreign currency. The Active Allocated Portion also may engage in active and frequent trading to achieve the Portfolio’s investment objective.

In choosing investments, the Adviser utilizes a “focus” style, which concentrates the Active Allocated Portion’s investments in a core position of 20-30 companies selected for their growth potential. The Adviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, demographics, the regulatory environment and the global competitive landscape. Through this “top-down” analysis, the Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Adviser has observed. The Adviser then looks for individual companies or securities that are expected to offer earnings growth potential that

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may not be recognized by the market at large. This is called “bottom-up” security selection. The Adviser may sell, or reduce the holdings in, a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000 Growth with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the ”Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, or foreign currency balances which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Custom Benchmark Risk: One of the benchmarks against which the Portfolio’s performance is measured, the Volatility Managed Index — Large Cap Growth was created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index, there is no guarantee that the Portfolio will outperform this benchmark.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to

EQ Advisors Trust	About the investment portfolios	81

respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

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Volatility Management Risk: The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio performance compares with the returns of a volatility managed index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

16.31% (2003 2nd Quarter)	–21.65% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Large Cap Growth PLUS Portfolio – Class IA Shares	–3.27%	1.49%	2.06%
EQ/Large Cap Growth PLUS Portfolio – Class IB Shares	–3.66%	1.21%	1.79%
EQ/Large Cap Growth PLUS Portfolio – Class K Shares	–3.56%	1.23%	1.80%
Russell 1000 Growth Index	2.64%	2.50%	2.60%
Volatility Managed Index – Large Cap Growth	–1.25%	4.56%	4.09%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2007
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: Marsico Capital Management, LLC (“Marsico”)

Portfolio Manager: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas F. Marsico	Chief Investment Officer of Marsico	May 2007
A. Douglas Rao	Portfolio Manager and Senior Analyst of Marsico	May 2010
Coralie Witter, CFA	Portfolio Manager and Senior Analyst of Marsico	May 2011

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Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Large Cap Value Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000 Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Value Index Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.75%	0.75%	0.50%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$77	$240	$417	$930
Class IB Shares	$77	$240	$417	$930
Class K Shares	$51	$160	$280	$628

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the Russell 1000 Value Index. The Portfolio’s investments in equity securities in the Russell 1000 Value Index may include financial instruments that derive their value from such securities. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. As of December 31, 2011, the market capitalization of companies in the Russell 1000 Value Index ranged from $117.3 million to $406.3 billion. The Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio is constructed and maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the Russell 1000 Value Index in the exact weight each represents in the Index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy.

The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will

EQ Advisors Trust	About the investment portfolios	85

reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IA shares which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.00% (2009 3rd Quarter)	–32.33% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (October 3, 2005)
EQ/Large Cap Value Index Portfolio – Class IA Shares	–0.15%	–10.90%	–7.13%
EQ/Large Cap Value Index Portfolio – Class IB Shares	–0.41%	–11.14%	–7.37%
EQ/Large Cap Value Index Portfolio – Class K Shares	–0.15%	–10.90%	–7.13%
Russell 1000 Value Index	0.39%	–2.64%	1.30%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: SSgA Funds Management, Inc. (“SSgA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Lynn Blake	Senior Managing Director of SSgA FM	December 2008
John Tucker	Managing Director of SSgA FM	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Large Cap Value PLUS Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Large Cap Value PLUS Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.48%	0.48%	0.48%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.17%	0.17%	0.17%
Total Annual Portfolio Operating Expenses	0.90%	0.90%	0.65%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$92	$287	$498	$1,108
Class IB Shares	$92	$287	$498	$1,108
Class K Shares	$66	$208	$362	$810

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: S&P 500 Index (market capitalization range of approximately $1.6 billion - $406.3 billion as of December 31, 2011), Russell 1000 Index (market capitalization range of approximately $117.3 million - $406.3 billion as of December 31, 2011), S&P 100 Index (market capitalization range of approximately $7.0 billion - $406.3 billion as of December 31, 2011) Morningstar Large Core Index (market capitalization range of approximately $2.7 billion - $218.4 billion), NYSE 100 Index (market capitalization $20.4 billion - $406.3 billion as of December 31, 2011).

The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval.

The Active Allocated Portion of the Portfolio primarily invests in equity securities. The Active Allocated Portion of the Portfolio generally invests in large-cap companies, which are defined for purposes of this portion as companies with market capitalizations of $1 billion or more. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

In managing the Active Allocated Portion, the Adviser uses a value-oriented, “bottom-up” approach (individual stock selection) to find companies that have: (1) low price to earnings ratio; (2) high yield,; (3) unrecognized assets; (4) the possibility of management change; and (5) the prospect of improved profitability. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000 Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

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AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, or foreign currency balances which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Custom Benchmark Risk: One of the benchmarks against which the Portfolio’s performance is measured, the Volatility Managed Index — Large Cap Value, was created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform this benchmark.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic

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factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio performance compares with the returns of a volatility managed index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

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Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
17.58% (2009 3rd Quarter)	–24.24% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Large Cap Value PLUS Portfolio – Class IA Shares	–4.84%	–6.70%	1.46%
EQ/Large Cap Value PLUS Portfolio – Class IB Shares	–5.09%	–6.97%	1.19%
EQ/Large Cap Value PLUS Portfolio – Class K Shares	–5.06%	–6.97%	1.19%
Russell 1000 Value Index	0.39%	–2.64%	3.89%
Volatility Managed Index – Large Cap Value	–2.34%	1.90%	4.73%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	December 2008
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Joseph Gerard Paul	Senior Vice President/ Chief Investment Officer – North AmericanValue Equities at AllianceBernstein	October 2009
David Yuen	Senior Vice President/ Co-CIO – Director of Research Value Equities at AllianceBernstein	May 2009
Gregory Powell	Senior Vice President/Director of Research U.S. Large Cap Value Equities at AllianceBernstein	May 2011
Christopher W. Marx	Senior Portfolio Manager at AllianceBernstein	January 2010
John D. Phillips, Jr.	Senior Portfolio Manager at AllianceBernstein	January 2010

Portfolio Manager: The Index Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

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TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Lord Abbett Large Cap Core Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation and growth of income with reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Lord Abbett Large Cap Core Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	1.04%	1.04%	0.79%
Fee Waiver and/or Expense Reimbursement†	–0.04%	–0.04%	–0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.00%	0.75%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, dividend and interest expenses on securities sold short, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.00% for Class IA and IB shares and 0.75% for Class K shares. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2013.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$102	$327	$570	$1,267
Class IB Shares	$102	$327	$570	$1,267
Class K Shares	$77	$248	$435	$974

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned U.S. and multinational companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index. As of December 31, 2011, the market capitalization range of the Russell 1000 Index was $117.3 million to $406.3 billion. This range varies daily. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks, warrants, and similar instruments.

The Portfolio may invest, without limit, in American Depositary Receipts and similar depositary receipts. The Portfolio limits its investments in foreign securities that are primarily traded outside of the U.S. to 10% of its net assets.

The Adviser invests in the full spectrum of large companies, including those with value or growth characteristics. In selecting investments, the Adviser uses a bottom-up investment research approach that combines both value and growth investment styles. The Adviser attempts to identify individual stocks that are attractively priced and present strong long-term investment opportunities based on fundamental research and company characteristics. The Adviser focuses on securities that are selling at reasonable prices in relation to its assessment of their potential value and on securities that it believes have expected earnings growth potential and consistency that may not be recognized by the market at large. The Adviser will normally sell a stock when it thinks that it no longer offers significant capital appreciation potential due to an elevated valuation or has reached the Adviser’s valuation target, its fundamentals are falling short of the Adviser’s expectations or it seems less likely to benefit from the current market and economic environment.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares have not commenced operations as of the date of this Prospectus. The performance information shown in the table below for the Class K shares is the performance of the Class IA shares, which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
14.57% (2009 3rd Quarter)	–19.80% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (April 29, 2005)
EQ/Lord Abbett Large Cap Core Portfolio – Class IA Shares	–8.31%	0.24%	3.14%
EQ/Lord Abbett Large Cap Core Portfolio – Class IB Shares	–8.53%	–0.01%	2.88%
EQ/Lord Abbett Large Cap Core Portfolio – Class K Shares	–8.31%	0.24%	3.14%
Russell 1000 Index	1.50%	–0.02%	3.68%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: Lord, Abbett & Co. LLC (“Lord Abbett”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Daniel H. Frascarelli	Partner and Portfolio Manager of Lord Abbett	May 2006
Randy M. Reynolds	Portfolio Manager of Lord Abbett	July 2008

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/MFS International Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/MFS International Growth Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.85%	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.15%	0.15%	0.15%
Total Annual Portfolio Operating Expenses	1.25%	1.25%	1.00%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$127	$397	$686	$1,511
Class IB Shares	$127	$397	$686	$1,511
Class K Shares	$102	$318	$552	$1,225

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies, including emerging markets equity securities. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Adviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (i.e. growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. The Portfolio may invest in companies of any size.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other types of equity securities. These may include depositary receipts, preferred stocks and warrants. The Portfolio may engage in active and frequent trading in pursuing its principal investment strategies.

The Adviser uses a bottom-up approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered. The Adviser may sell a security for a variety of reasons, such as to secure gains, to limit losses, or redeploy assets into opportunities believed to be more promising, among others.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between

96	About the investment portfolios	EQ Advisors Trust

U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or their respective markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (September 26, 2008), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

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Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
23.32% (2009 2nd Quarter)	–27.47% (2002 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/MFS International Growth Portfolio – Class IA Shares	–10.49%	–0.29%	4.50%
EQ/MFS International Growth Portfolio – Class IB Shares	–10.70%	–0.45%	4.42%
EQ/MFS International Growth Portfolio – Class K Shares	–10.63%	–0.44%	4.43%
MSCI ACW ex U.S. Growth Index	–14.21%	–2.17%	5.60%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)

Portfolio Manager: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
David Antonelli	Vice Chairman and Portfolio Manager of MFS	January 2010
Kevin Dwan	Investment Officer and Portfolio Manager of MFS	January 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Mid Cap Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the S&P MidCap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Mid Cap Index Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.73%	0.73%	0.48%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$75	$233	$406	$906
Class IB Shares	$75	$233	$406	$906
Class K Shares	$49	$154	$269	$604

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in equity securities in the S&P MidCap 400 Index. For purposes of this Portfolio, equity securities in the S&P MidCap 400 Index may include financial instruments that derive their value from such securities.

The Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the Portfolio seeks to hold all securities in the S&P MidCap 400 Index in the exact weight each represents in the Index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy.

The Portfolio will remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs,

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changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of mid-cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (March 25, 2002), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
20.69% (2003 2nd Quarter)	–27.21% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Mid Cap Index Portfolio – Class IA Shares	–2.17%	–1.50%	4.22%
EQ/Mid Cap Index Portfolio – Class IB Shares	–2.45%	–1.74%	3.97%
EQ/Mid Cap Index Portfolio – Class K Shares	–2.44%	–1.74%	3.97%
S&P MidCap 400 Index	–1.73%	3.32%	7.04%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: SSgA Funds Management, Inc. (“SSgA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Lynn Blake	Senior Managing Director of SSgA FM	December 2008
John Tucker	Managing Director of SSgA FM	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed

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and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Mid Cap Value PLUS Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Mid Cap Value PLUS Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.55%	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Portfolio Operating Expenses	1.01%	1.01%	0.76%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$103	$322	$558	$1,236
Class IB Shares	$103	$322	$558	$1,236
Class K Shares	$78	$243	$422	$942

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 29% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies). For this Portfolio, medium market capitalization companies means those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: Russell Midcap Index (market capitalization range of approximately $117.3 million - $20.5 billion as of December 31, 2011), Morningstar Mid Core Index (market capitalization range of approximately $2.1 billion - $10.9 billion as of December 31, 2011), S&P MidCap 400 Index (market capitalization range of approximately $444.6 million - $8.0 billion as of December 31, 2011).

The Portfolio’s assets normally are allocated among three investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”); and one portion of the Portfolio invests in exchange-traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Active Allocated Portion invests primarily in common stocks, but it also may invest in other equity securities that the Adviser believes provide opportunities for capital appreciation. The Active Allocated Portion may also invest up to 20% of its total assets in securities of foreign issuers, including up to 10% of those in developing markets.

In choosing investments for the Active Allocated Portion, the Adviser seeks to add value through bottom-up fundamentally driven security selection, favoring those securities that appear to be undervalued in the marketplace. A security’s value is assessed primarily on the basis of its earning power, growth potential, balance sheet and competitive positioning. The Adviser focuses on those securities with a market capitalization typically greater than $500 million but less than $10 billion and with a valuation in the bottom third of the price-to-earnings ratio distribution. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell Midcap Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as

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futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, or foreign currency balances which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Custom Benchmark Risk: One of the benchmarks against which the Portfolio’s performance is measured, the Volatility Managed Index — Mid Cap Value, was created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform this benchmark.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and

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subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute

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volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio performance compares with the returns of a volatility managed index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on December 1, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
22.74% (2009 3rd Quarter)	–25.87% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Mid Cap Value PLUS Portfolio – Class IA Shares	–9.04%	–1.88%	4.45%
EQ/Mid Cap Value PLUS Portfolio – Class IB Shares	–9.44%	–2.16%	4.16%
EQ/Mid Cap Value PLUS Portfolio – Class K Shares	–9.41%	–2.16%	4.16%
Russell Midcap Value Index	–1.38%	0.04%	7.67%
Volatility Managed Index – Mid Cap Value	–7.00%	4.41%	8.62%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2007
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: Wellington Management Company, LLP (“Wellington Management”)

Portfolio Managers: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
James N. Mordy	Senior Vice President and Equity Portfolio Manager of Wellington Management	May 2007

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Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Montag & Caldwell Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Montag & Caldwell Growth Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	1.14%	1.14%	0.89%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$116	$362	$628	$1,386
Class IB Shares	$116	$362	$628	$1,386
Class K Shares	$91	$284	$493	$1,096

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest primarily in equity securities of U.S. large capitalization companies. For this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment. The Portfolio may invest up to 20% of its total assets in foreign securities listed on a domestic or foreign securities exchange, including American Depositary Receipts or European Depositary Receipts.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital growth.

The Adviser utilizes a “growth at a reasonable price” investment approach that combines growth and value style investing. This means that the Portfolio generally invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. This approach is generally lower risk than a typical growth stock approach. In choosing investments, the Adviser utilizes a process that involves researching and evaluating companies for potential investment. Valuation is a key selection criterion. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

EQ Advisors Trust	About the investment portfolios	107

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares have not commenced operations as of the date of this Prospectus. The performance information shown in the table below for Class K shares is the performance of the Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (July 9, 2004), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.18% (2009 2nd Quarter)	–20.38% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Montag & Caldwell Growth Portfolio – Class IA Shares	3.09%	3.46%	2.41%
EQ/Montag & Caldwell Growth Portfolio – Class IB Shares	2.99%	3.22%	2.23%
EQ/Montag & Caldwell Growth Portfolio – Class K Shares	2.99%	3.22%	2.23%
Russell 1000 Growth Index	2.64%	2.50%	2.60%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: Montag & Caldwell, LLC (“Montag & Caldwell”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Ronald E. Canakaris	Chairman and Chief Investment Officer of Montag & Caldwell	December 1998

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The

108	About the investment portfolios	EQ Advisors Trust

AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	109

EQ/Morgan Stanley Mid Cap Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Morgan Stanley Mid Cap Growth Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.08%	1.08%	0.83%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$110	$343	$595	$1,317
Class IB Shares	$110	$343	$595	$1,317
Class K Shares	$85	$265	$460	$1,025

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 32% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of medium-sized companies (or derivative instruments with similar economic characteristics) at the time of investment. The Portfolio primarily invests in equity securities, including common stocks, preferred stocks, and rights and warrants to purchase common stock. For this Portfolio, medium-sized companies are defined by reference to those companies represented in the Russell Midcap Growth Index. As of December 31, 2011, the market capitalization range of the Russell MidCap Growth Index was $117.3 million to $20.5 billion.

The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above-average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities and depositary receipts. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are

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subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on December 1, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IA shares which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
25.65% (2009 2nd Quarter)	–26.81% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (April 29, 2005)
EQ/Morgan Stanley Mid Cap Growth Portfolio – Class IA Shares	–7.46%	4.60%	8.42%
EQ/Morgan Stanley Mid Cap Growth Portfolio – Class IB Shares	–7.74%	4.33%	8.15%
EQ/Morgan Stanley Mid Cap Growth Portfolio – Class K Shares	–7.46%	4.60%	8.42%
Russell Midcap Growth Index	–1.65%	2.44%	6.07%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: Morgan Stanley Investment Management, Inc. (“MSIM, Inc.”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Dennis Lynch	Managing Director of MSIM, Inc.	April 2005
David Cohen	Managing Director of MSIM, Inc.	April 2005
Sam Chainani	Managing Director of MSIM, Inc.	April 2005
Alexander Norton	Executive Director of MSIM, Inc.	July 2005
Jason Yeung	Managing Director of MSIM, Inc.	September 2007
Armistead Nash	Executive Director of MSIM, Inc.	September 2008

EQ Advisors Trust	About the investment portfolios	111

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Mutual Large Cap Equity Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Mutual Large Cap Equity Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.21%	0.21%	0.21%
Total Annual Portfolio Operating Expenses	1.16%	1.16%	0.91%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$118	$368	$638	$1,409
Class IB Shares	$118	$368	$638	$1,409
Class K Shares	$93	$290	$504	$1,120

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large-capitalization companies (or financial instruments that derive their value from such securities). For this Portfolio, large-capitalization companies are companies with market capitalizations of $5 billion or more at the time of purchase. The Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Active Allocated Portion invests mainly in equity securities of U.S. and foreign companies that the Adviser to the Active Allocated Portion believes are undervalued. The Active Allocated Portion invests predominantly in large-cap companies, but it may invest up to 20% of its net assets in smaller companies as well.

The Active Allocated Portion may invest up to 35% of its assets in foreign securities, including securities of companies in emerging markets and depositary receipts. In addition, the Active Allocated Portion may invest in derivatives and may use forward foreign currency exchange contracts to hedge against currency risks when the Adviser to the Active Allocated Portion believes it would be advantageous to the Active Allocated Portion to do so.

The Active Allocated Portion invests primarily in securities that the Adviser to the Active Allocated Portion believes are trading at a discount to their intrinsic value. To a lesser extent, the Active Allocated Portion also invests in risk arbitrage securities (securities of companies involved in restructuring or that the Adviser to the Active Allocated Portion believes are cheap relative to an economically equivalent security of the same or another company) and securities of distressed companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy. While the Active Allocated Portion generally purchases securities for investment purposes, the Adviser to the Active Allocated Portion also may seek to influence or control management, or invest in other companies that do so, when the Adviser to the Active Allocated Portion believes the Active Allocated Portion may benefit.

When engaging in an arbitrage strategy, the Active Allocated Portion typically buys one security while at the same time selling short another security. The Active Allocated Portion generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. The Active Allocated Portion’s investments in distressed companies typically involve investments of up to 10% of the Portfolio’s total assets in bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations

EQ Advisors Trust	About the investment portfolios	113

in the indebtedness) of such companies (sometimes referred to as “junk bonds”). The Active Allocated Portion generally makes such investments to achieve capital appreciation, rather than to seek income.

The Adviser to the Active Allocated Portion may keep a portion, which may be significant at times, of the Active Allocated Portion’s assets in cash or invested in high-quality short-term money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Active Allocated Portion’s investment criteria exist or that it may otherwise be necessary to maintain liquidity. The Adviser to the Active Allocated Portion may sell a security for a variety of reasons, such as to invest in a company believed by the Adviser to offer superior investment opportunities. The Active Allocated Portion may attempt, from time to time, to hedge (protect) against currency risks, largely by using forward currency exchange contracts and currency futures contracts (including currency index futures contracts) when in the Adviser’s opinion it would be advantageous for the Active Allocated Portion to do so.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P 500 Index (“S&P 500”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, or foreign currency balances which may be significant, with counterparties such as the Trust’s

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custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Custom Benchmark Risk: One of the benchmarks against which the Portfolio’s performance is measured, the Volatility Managed Index — Large Cap Core, was created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform this benchmark.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e., BB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Ba by Moody’s Investors Service, Inc. (“Moody’s”)) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

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Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap and Small-Cap Company Risk: A portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2011 compare to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio performance compares with the returns of a volatility managed index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IA shares which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

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Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.89% (2009 3rd Quarter)	–21.71% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (September 15, 2006)
EQ/Mutual Large Cap Equity Portfolio – Class IA Shares	–4.23%	–3.15%	–1.62%
EQ/Mutual Large Cap Equity Portfolio – Class IB Shares	–4.37%	–3.37%	–1.85%
EQ/Mutual Large Cap Equity Portfolio – Class K Shares	–4.23%	–3.15%	–1.62%
S&P 500 Index	2.11%	–0.25%	1.23%
Volatility Managed Index – Large Cap Core	–1.51%	3.12%	4.46%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: Franklin Mutual Advisers, LLC (“Franklin Mutual”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Peter A. Langerman	Chairman, President and Chief Executive Officer of Franklin Mutual	September 2006
F. David Segal, CFA	Portfolio Manager and Research Analyst of Franklin Mutual	September 2006
Deborah A. Turner, CFA	Assistant Portfolio Manager of Franklin Mutual	September 2006

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its

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net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Oppenheimer Global Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Oppenheimer Global Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.16%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.36%	1.36%	1.11%
Fee Waiver and/or Expense Reimbursement†	–0.01%	–0.01%	–0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	1.35%	1.10%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.35% for Class IA and IB shares and 1.10% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds of Management Group, LLC at any time after April 30, 2013.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$137	$430	$744	$1,634
Class IB Shares	$137	$430	$744	$1,634
Class K Shares	$112	$352	$611	$1,351

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests primarily in equity securities of U.S. and foreign companies. The Portfolio can invest without limit in foreign securities, including depositary receipts, and can invest in any country, including developing or emerging markets. The Portfolio expects to emphasize its investments in developed markets such as the United States, countries in Western Europe and Japan. The Portfolio may invest in companies of any size, however, it expects to invest mainly in mid- and large-cap companies. Equity securities in which the Portfolio may invest may include common stocks, preferred stocks and warrants.

The Portfolio is not required to allocate its investments in any set percentage in any particular countries. The Portfolio expects to invest in a number of different countries and normally invests in at least three countries (one of which may be the United States). From time to time, the Portfolio may increase the relative emphasis of investments in a particular industry.

In selecting securities, the Adviser focuses primarily on foreign and U.S. companies with high growth potential. The Adviser uses fundamental analysis of a company’s financial statements, management structure, operations and product development and considers factors affecting the industry of which the issuer is a part. The Adviser also considers overall and relative economic conditions in the U.S. and foreign markets, seeking broad portfolio diversification in different countries. The Adviser expects to focus on the factors below when selecting securities:

•	medium- and large-cap growth-oriented companies worldwide;

•	companies that stand to benefit from global growth trends at attractive valuations;

•	businesses with strong competitive positions and high demand for their products or services; and

•	cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the Adviser considers the effect of worldwide trends on the growth of various business sectors. The trends the Adviser expects to consider include development of new technologies, corporate restructuring, mass affluence and demographic changes. These criteria may vary.

The Adviser may periodically seek to benefit from special situations, such as mergers, reorganizations, restructurings or other unusual events expected to affect a particular issuer. The Adviser also may seek to take

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advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Adviser believes they have growth potential. The Portfolio may at times seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Adviser to offer superior investment opportunities.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also

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possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares have not commenced operations as of the date of this Prospectus. The performance information shown in the table below for Class K shares is the performance of the Class IA shares, which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
22.42% (2009 2nd Quarter)	–21.93% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (August 31, 2006)
EQ/Oppenheimer Global Portfolio – Class IA Shares	–8.39%	–1.54%	0.35%
EQ/Oppenheimer Global Portfolio – Class IB Shares	–8.62%	–1.79%	0.10%
EQ/Oppenheimer Global Portfolio – Class K Shares	–8.39%	–1.54%	0.35%
MSCI World Index	–5.54%	–2.37%	–0.52%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: OppenheimerFunds, Inc. (“Oppenheimer”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Rajeev Bhaman, CFA	Senior Vice President of Oppenheimer	August 2006

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Small Company Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Small Company Index Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.25%	0.25%	0.25%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.62%	0.62%	0.37%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$63	$199	$346	$774
Class IB Shares	$63	$199	$346	$774
Class K Shares	$38	$119	$208	$468

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio’s investments in equity securities of small-cap companies included in the Russell 2000 may include financial instruments that derive their value from such securities. As of December 31, 2011, the market capitalization range of the Russell 2000 was $23.4 million to $3.7 billion. The Adviser seeks to match the returns (before expenses) of the Russell 2000. This strategy is commonly referred to as an indexing strategy. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as “optimization.” This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio’s liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly

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susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (March 25, 2002), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to january 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
22.95% (2003 2nd Quarter)	–26.45% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Small Company Index Portfolio – Class IA Shares	–3.79%	–0.05%	5.34%
EQ/Small Company Index Portfolio – Class IB Shares	–4.04%	–0.31%	5.07%
EQ/Small Company Index Portfolio – Class K Shares	–3.90%	–0.28%	5.08%
Russell 2000 Index	–4.18%	0.15%	5.62%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	May 2006

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven

EQ Advisors Trust	About the investment portfolios	123

days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/T. Rowe Price Growth Stock Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital appreciation and secondarily, income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/T. Rowe Price Growth Stock Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.78%	0.78%	0.78%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	1.15%	1.15%	0.90%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$117	$365	$633	$1,398
Class IB Shares	$117	$365	$633	$1,398
Class K Shares	$92	$287	$498	$1,108

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 32% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio will invest primarily in equity securities of large-cap companies. For this Portfolio, large-cap companies are defined as those companies with market capitalization larger than the median market cap of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market cap as of December 31, 2011 was $5.6 billion, and is subject to change) at the time of purchase. The Adviser mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Adviser generally looks for companies with an above-average rate of earnings growth and an attractive niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, the Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

While most assets are invested in U.S. common stocks, other securities may also be purchased, including warrants and preferred stocks, in keeping with portfolio objectives. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers, including those in emerging markets.

In pursuing the Portfolio’s investment objective, the Adviser has the discretion to purchase some securities, including warrants and preferred stocks, that do not meet its normal investment criteria, as described above, when it perceives an opportunity for substantial appreciation. These situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

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Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on December 1, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (May 16, 2007), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

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The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
21.45% (2003 2nd Quarter)	–23.77% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/T. Rowe Price Growth Stock Portfolio – Class IA Shares	–1.69%	0.46%	2.27%
EQ/T. Rowe Price Growth Stock Portfolio – Class IB Shares	–1.94%	0.17%	2.12%
EQ/T. Rowe Price Growth Stock Portfolio – Class K Shares	–1.89%	0.18%	2.13%
Russell 1000 Growth Index	2.64%	2.50%	2.60%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
P. Robert Bartolo, CPA, CFA®	Vice President of T. Rowe Price	October 2007

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Templeton Global Equity Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Templeton Global Equity Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.21%	0.21%	0.21%
Total Annual Portfolio Operating Expenses	1.16%	1.16%	0.91%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$118	$368	$638	$1,409
Class IB Shares	$118	$368	$638	$1,409
Class K Shares	$93	$290	$504	$1,120

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or other financial instruments that derive their value from such securities). The Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion will consist of approximately 50% of the Portfolio’s net assets.

Under normal circumstances, the Active Allocated Portion invests primarily in equity securities, including common stocks and preferred stocks, of companies located anywhere in the world, including emerging markets. The Active Allocated Portion may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities include bonds, notes and debentures. Although the Active Allocated Portion seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Active Allocated Portion may have significant positions in particular countries or sectors.

When choosing equity investments for the Active Allocated Portion, the Adviser to the portion applies a bottom-up value-oriented, long-term approach. The Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Adviser to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio is comprised of two strategies, which seek to track the performance (before fees and expenses) of the S&P 500 Index (the “S&P 500”) and the Morgan Stanley Capital International EAFE Index (“MSCI EAFE”), respectively, each with minimal tracking error. The Index Allocated Portion’s assets will be allocated in approximately the following manner: 40-60% in each of the S&P 500 and MSCI EAFE. This strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When

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market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, or foreign currency balances which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Custom Benchmark Risk: Two of the benchmarks against which the Portfolio’s performance is measured, the Volatility Managed Index — Global Blend and the Volatility Managed Index — Global Proxy Blend, were created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform these benchmarks.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

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Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

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Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2011 compare to the returns of a broad-based market index. The additional broad-based market indexes show how the Portfolio performance compares with the returns of a volatility managed index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IA shares which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
18.48% (2009 3rd Quarter)	–21.53% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (September 15, 2006)
EQ/Templeton Global Equity Portfolio – Class IA Shares	–8.11%	–4.66%	–2.99%
EQ/Templeton Global Equity Portfolio – Class IB Shares	–8.35%	–4.90%	–3.24%
EQ/Templeton Global Equity Portfolio – Class K Shares	–8.11%	–4.66%	–2.99%
MSCI World Index	–5.54%	–2.37%	–0.48%
Volatility Managed Index – Global Blend	–7.35%	0.48%	2.29%
40% EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P/ASX 200 Index	–11.08%	–4.82%	–2.66%
Volatility Managed Index – Global Proxy Blend	–6.77%	0.67%	2.38%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	May 2011
Alwi Chan, CFA®	Vice President of FMG LLC	May 2009
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: Templeton Investment Counsel, LLC (“Templeton”)

Portfolio Manager: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Cindy Sweeting, CFA	Executive Vice President and Director of Portfolio Management of Templeton	February 2008

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Edward Corallo	Managing Director of BlackRock	May 2010
Christopher Bliss	Managing Director and Portfolio Manager of BlackRock	May 2011
Greg Savage	Managing Director and Portfolio Manager of BlackRock	May 2012

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Port-

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folio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/UBS Growth and Income Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve total return through capital appreciation with income as a secondary consideration.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/UBS Growth and Income Portfolio	Class IA Shares*,**	Class IB Shares	Class K Shares**
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.17%	0.17%	0.17%
Total Annual Portfolio Operating Expenses	1.17%	1.17%	0.92%
Fee Waiver and/or Expense Reimbursement†	–0.12%	–0.12%	–0.12%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	1.05%	0.80%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.05% for Class IA and IB shares and 0.80% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2013.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$107	$360	$632	$1,410
Class IB Shares	$107	$360	$632	$1,410
Class K Shares	$82	$281	$498	$1,120

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 63% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. For this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment. In seeking income, the Portfolio invests in stocks of dividend-paying companies. The Portfolio intends to invest primarily in common stocks, but it may also invest in other equity securities that the Adviser believes provide opportunities for capital growth.

The Adviser utilizes an investment style that focuses on identifying discrepancies between a security’s fundamental value (i.e., the Adviser’s assessment of what the security is worth) and its market price. In choosing investments, the Adviser utilizes a process that involves researching and evaluating companies for potential investment. The Adviser estimates the fundamental value of each stock under analysis based on economic, industry and company analysis and a company’s management team, competitive advantage and core competencies. The Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price and value characteristics. The Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing

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in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares have not commenced operations as of the date of this Prospectus. The performance information shown in the table below for Class K shares is the performance of the Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

Class IA shares have not commenced operations. Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay any 12b-1 fees during the periods shown below.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
19.44% (2009 2nd Quarter)	–26.24% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/UBS Growth and Income Portfolio – Class IA Shares	–2.72%	–2.45%	1.63%
EQ/UBS Growth and Income Portfolio – Class IB Shares	–2.72%	–2.45%	1.63%
EQ/UBS Growth and Income Portfolio – Class K Shares	–2.72%	–2.45%	1.63%
Russell 1000 Index	1.50%	–0.02%	3.34%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: UBS Global Asset Management (Americas) Inc. (“UBS Global (AM)”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
John C. Leonard, CFA®	Managing Director and Global Head of Equities of UBS Global (AM)	April 1998
Thomas J. Digenan, CFA®	Managing Director and North American Equity Strategist of UBS Global (AM)	April 2005

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of

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which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Van Kampen Comstock Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Van Kampen Comstock Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.03%	1.03%	0.78%
Fee Waiver and/or Expense Reimbursement†	–0.03%	–0.03%	–0.03%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.00%	0.75%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.00% for Class IA and IB shares and 0.75% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2013.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$102	$325	$566	$1,257
Class IB Shares	$102	$325	$566	$1,257
Class K Shares	$77	$246	$430	$963

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of any capitalization range. The Portfolio may invest in other types of equity securities.

The Adviser emphasizes a value style of investing, seeking well established, undervalued companies believed by the Adviser to possess the potential for capital growth and income. The Adviser typically sells portfolio securities when its assessments of capital growth and income potential of such securities materially change.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities and depositary receipts. With respect to investments in foreign issuers, the Portfolio may enter into foreign currency transactions, including currency forward transactions, which are a type of derivative. The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities as temporary investments. The Portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

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Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. They may also increase the volatility of the Portfolio’s share price.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs).

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Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares have not commenced operations as of the date of this Prospectus. The performance information shown in the table below for Class K shares is the performance of the Class IA shares, which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
19.12% (2009 3rd Quarter)	–23.30% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (April 29, 2005)
EQ/Van Kampen Comstock Portfolio – Class IA Shares	–1.77%	–2.03%	1.52%
EQ/Van Kampen Comstock Portfolio – Class IB Shares	–2.01%	–2.27%	1.26%
EQ/Van Kampen Comstock Portfolio – Class K Shares	–1.77%	–2.03%	1.52%
Russell 1000 Value Index	0.39%	–2.64%	2.31%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: Invesco Advisers, Inc. (“Invesco”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Jason S. Leder	Portfolio Manager of Invesco	April 2005
Kevin C. Holt	Lead Portfolio Manager of Invesco	April 2005
Devin E. Armstrong	Portfolio Manager of Invesco	July 2007
James N. Warwick	Portfolio Manager of Invesco	July 2007
Matthew Seinsheimer	Portfolio Manager of Invesco	June 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (”AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Wells Fargo Omega Growth Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Wells Fargo Omega Growth Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.65%	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.03%	1.03%	0.78%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$105	$328	$569	$1,259
Class IB Shares	$105	$328	$569	$1,259
Class K Shares	$80	$249	$433	$966

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 110% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in common stocks of U.S. companies across all market capitalizations. The Portfolio also may invest up to 25% of its total assets in foreign securities. The Adviser employs a growth style of equity management. “Growth” stocks are stocks of companies that the Adviser believes have anticipated earnings ranging from steady to accelerated growth. The Adviser’s active style of portfolio management may lead to a high portfolio turnover, but will not limit the Adviser’s investment decisions.

The Adviser generally intends to sell a portfolio investment when the value of the investment reaches or exceeds the Adviser’s targeted value, when the Adviser believes the issuer’s fundamentals begin to deteriorate, or when the investment no longer appears to meet the Portfolio’s investment objective.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

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Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares have not commenced operations as of the date of this Prospectus. The performance information shown in the table below for Class K shares is the performance of the Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (October 2, 2002), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
16.56% (2003 2nd Quarter)	–19.41% (2011 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Wells Fargo Omega Growth Portfolio – Class IA Shares	–5.64%	4.81%	4.68%
EQ/Wells Fargo Omega Growth Portfolio – Class IB Shares	–5.92%	4.53%	4.44%
EQ/Wells Fargo Omega Growth Portfolio – Class K Shares	–5.92%	4.53%	4.44%
Russell 3000 Growth Index	2.18%	2.46%	2.74%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: Wells Capital Management, Inc. (“Wells Capital Management”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas J. Pence, CFA®	Portfolio Manager of Wells Capital Management	May 2010
Michael T. Smith, CFA®	Portfolio Manager and Investment Analyst of Wells Capital Management	May 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other

140	About the investment portfolios	EQ Advisors Trust

tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/AllianceBernstein Short-Term Bond Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AllianceBernstein Short-Term Bond Portfolio	Class IA Shares*	Class IB Shares**	Class K Shares**
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.17%	0.17%	0.17%
Total Annual Portfolio Operating Expenses	0.87%	0.87%	0.62%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expense remain the same. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$89	$278	$482	$1,073
Class IB Shares	$89	$278	$482	$1,073
Class K Shares	$63	$199	$346	$774

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 87% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from debt securities. Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Futures and options contracts on debt securities and shares of other investment companies that invest substantially all of their assets in debt securities are examples of financial instruments that derive their value from debt securities. The Portfolio will invest principally in investment grade debt securities (i.e., those debt securities that are rated at least BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa by Moody’s Investors Services, Inc. (“Moody’s”)) and financial instruments that derive their value from such securities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio generally is divided into two portions, one of which utilizes a passive investment index style focused on debt securities and a second of which utilizes futures and options to tactically manage the Portfolio’s duration based on the adviser’s expectation regarding interest rate movements. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The sub-adviser (“Adviser”) generally allocates approximately 50% of the Portfolio’s net assets to a portion of the Portfolio (the “Index Allocated Portion”) that seeks to track the performance (before fees and expenses) of the Barclays Intermediate U.S. Government/Credit Index (the “Intermediate Government Credit Index”) with minimal tracking error. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the Adviser’s projection of interest rate movements. The Intermediate Government Credit Index covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.

Generally, with respect to the Index Allocated Portion the Adviser will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Credit Index. Individual securities holdings may differ from those of the Intermediate Government Credit Index, and the Index Allocated Portion may not track the performance of the Intermediate Government Credit Index perfectly due to Portfolio expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Credit Index are valued. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide exposure to a fixed income securities index instead of investing directly in fixed income securities. In addition, the Adviser may invest the Portfolio’s assets in exchange-traded funds (“ETFs”) that seek to track a

142	About the investment portfolios	EQ Advisors Trust

fixed income securities index instead of investing directly in fixed income securities.

The other portion of the Portfolio invests in futures and options contracts, including contracts on individual securities or securities indices, and other strategies to manage the Portfolio’s exposure to the risk of losses on the Portfolio’s investments in debt securities due to changes in interest rates. In general, when interest rates rise, the value of the Portfolio’s debt securities will decline. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally will rise. During periods when the Adviser believes that interest rates are likely to rise, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s “duration” and, therefore, the risk of market losses from investing in bonds during a rising interest rate environment. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. It is anticipated that the Portfolio’s duration will be approximately equal to that of the Intermediate Government Credit Index during periods when the Adviser believes that interest rates will remain relatively stable or decrease. As of December 31, 2011, the duration of the Intermediate Government Credit Index was 3.97 years. During periods when the Adviser believes that interest rates are likely to rise, it is anticipated that the Portfolio will decrease its duration, including at times to less than one year. The Portfolio may reduce its duration by using a variety of strategies, including selling its long futures positions, entering into short futures positions, or increasing cash levels, or a combination of all of these strategies. It is anticipated that this portion of the Portfolio generally will invest in futures contracts on debt securities issued by the U.S. government or its agencies or instrumentalities (which may be of any maturity) in connection with implementing its investment strategy, but this portion of the Portfolio also may invest in futures contracts on other types of fixed income securities or indexes. Although these strategies are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, which may include periods when the Adviser believes that interest rates are likely to increase, but instead remain stable or decrease.

The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general

EQ Advisors Trust	About the investment portfolios	143

investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below illustrate the Portfolio’s annual total returns for the Portfolio’s first full calendar year of operations. The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing how the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2011 compare to the returns of a broad-based market index. The inception date for the Portfolio is October 25, 2010. Past performance is not necessarily an indication of future performance. Prior to October 1, 2011, this Portfolio relied on the Manager’s use of a model to forecast interest rate changes.

Class IB shares have not commenced operations. Class IB share performance information shown in the table below is the performance of Class IA Shares adjusted to reflect the effect of 12b-1 fees paid by Class IB Shares.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IA shares which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

Calendar Year Annual Total Return — Class IA

Best quarter (% and time period)	Worst quarter (% and time period)
0.11% (2011 4th Quarter)	–1.23% (2011 3rd Quarter)

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Average Annual Total Returns
	One Year	Since Inception (October 25, 2010)
EQ/AllianceBernstein Short-Term Bond Portfolio – Class IA Shares	–1.52%	–2.94%
EQ/AllianceBernstein Short-Term Bond Portfolio – Class IB Shares	–1.77%	–3.18%
EQ/AllianceBernstein Short-Term Bond Portfolio – Class K Shares	–1.42%	–2.85%
Bank of America Merrill Lynch 1-year U.S. Treasury Note Index	0.57%	0.48%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Greg Wilensky	Senior Vice President and Portfolio Manager of AllianceBernstein	June 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and to other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most of all of which it intends to distribute annually — and redemptions or exchange of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/AllianceBernstein Short-Term Government Bond Portfolio – Class IA, IB and K Shares

Investment Objective: The Portfolio seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AllianceBernstein Short-Term Government Bond Portfolio	Class IA Shares*,**	Class IB Shares**	Class K Shares**
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.14%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.84%	0.84%	0.59%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expense remain the same. The Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IA Shares	$86	$268
Class IB Shares	$86	$268
Class K Shares	$60	$189

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. Government and its agencies and instrumentalities and financial instruments that derive their value from such securities. Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Futures and options contracts on debt securities and shares of other investment companies that invest substantially all of their assets in debt securities are examples of financial instruments that derive their value from debt securities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio generally is divided into two portions, one of which utilizes a passive investment index style focused on debt securities and a second of which utilizes futures and options to tactically manage the Portfolio’s duration based on the adviser’s expectation regarding interest rate movements. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities.

The sub-adviser (“Adviser”) generally allocates approximately 50% of the Portfolio’s net assets to a portion of the Portfolio (the “Index Allocated Portion”) that seeks to track the performance (before fees and expenses) of the Barclays Intermediate U.S. Government Bond Index (the “Intermediate Government Bond Index”) with minimal tracking error. This percentage may range from 0% to 100% of the Portfolio’s net assets depending on the Adviser’s projection of interest rate movements. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.

Generally, with respect to the Index Allocated Portion the Adviser will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Bond Index. Individual securities holdings may differ from those of the Intermediate Government Bond Index, and the Index Allocated Portion may not track the performance of the Intermediate Government Bond Index perfectly due to Portfolio expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Bond Index are valued. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide exposure to a fixed income securities index instead of investing directly in fixed income securities. In addition, the Adviser may invest the Portfolio’s assets in exchange-traded funds (“ETFs”) that seek to track a fixed income securities index instead of investing directly in fixed income securities.

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The other portion of the Portfolio invests in futures and options contracts, including contracts on individual securities or securities indices, and other strategies to manage the Portfolio’s exposure to the risk of losses on the Portfolio’s investments in debt securities due to changes in interest rates. In general, when interest rates rise, the value of the Portfolio’s debt securities will decline. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally will rise. During periods when the Adviser believes that interest rates are likely to rise, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s “duration” and, therefore, the risk of market losses from investing in bonds during a rising interest rate environment. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. It is anticipated that the Portfolio’s duration will be approximately equal to that of the Intermediate Government Bond Index during periods when the Adviser believes that interest rates will remain relatively stable or decrease. As of December 31, 2011, the duration of the Intermediate Government Bond Index was 3.79 years. However, the Portfolio’s overall duration may range from 0 to 5 years. During periods when the Adviser believes that interest rates are likely to rise, it is anticipated that the Portfolio will decrease its duration, including at times to less than one year. The Portfolio may reduce its duration by using a variety of strategies, including selling its long futures positions, entering into short futures positions, or increasing cash levels, or a combination of all of these strategies. It is anticipated that this portion of the Portfolio generally will invest in futures contracts on debt securities issued by the U.S. government or its agencies or instrumentalities (which may be of any maturity) in connection with implementing its investment strategy, but this portion of the Portfolio also may invest in futures contracts on other types of fixed income securities or indexes. Although these strategies are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, which may include periods when the Adviser believes that interest rates are likely to increase, but instead remain stable or decrease.

The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and

EQ Advisors Trust	About the investment portfolios	147

value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The Portfolio has not commenced operations as of the date of this Prospectus. Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: AllianceBernstein, L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Greg Wilensky	Senior Vice President and Portfolio Manager of AllianceBernstein	June 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans, and to other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemptions requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently sells its shares to insurance company separate accounts, qualified plans and other investors eligible under

148	About the investment portfolios	EQ Advisors Trust

applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most of all of which it intends to distribute annually — and redemptions or exchange of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQ Advisors Trust	About the investment portfolios	149

EQ/Core Bond Index Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Core Bond Index Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.72%	0.72%	0.47%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$74	$230	$401	$894
Class IB Shares	$74	$230	$401	$894
Class K Shares	$48	$151	$263	$591

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 79% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. The Manager also may invest up to 40% of the Portfolio’s assets in exchange traded funds (“ETFs”) that invest in securities included in the Intermediate Government Credit Index.

In seeking to achieve the Portfolio’s investment objective, the Adviser will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Credit Index. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the Intermediate Government Credit Index, and the Portfolio may not track the performance of the Intermediate Government Credit Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Credit Index are valued.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given

150	About the investment portfolios	EQ Advisors Trust

time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance. Prior to February 15, 2011 the Portfolio had a different investment objective and principal investment strategy.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (March 25, 2002), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter: (% and time period)	Worst quarter: (% and time period)
4.41% (2002 3rd Quarter)	–2.89% (2008 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Core Bond Index Portfolio – Class IA Shares	5.01%	1.58%	3.22%
EQ/Core Bond Index Portfolio – Class IB Shares	4.85%	1.34%	2.97%
EQ/Core Bond Index Portfolio – Class K Shares	4.91%	1.36%	2.98%
Barclays Intermediate U.S. Government/Credit Index	5.80%	5.88%	5.20%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Manager: The members of the team that are jointly and primarily responsible for the management of the Portfolio’s ETF investments are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP, CLU, ChFC	Senior Vice President of FMG LLC	June 2011
Alwi Chan, CFA®	Vice President of FMG LLC	June 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	June 2011

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Adviser: SSgA Funds Management, Inc. (“SSgA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Mahesh Jayakumar	Principal and Portfolio Manager of SSgA FM	January 2012
Michael Brunell	Vice President of SSgA FM	January 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Global Bond PLUS Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve capital growth and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Global Bond PLUS Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.55%	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.19%	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.99%	0.99%	0.74%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$101	$315	$547	$1,213
Class IB Shares	$101	$315	$547	$1,213
Class K Shares	$76	$237	$411	$918

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 86% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval. The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio invests primarily in investment grade debt securities that are rated Baa or higher by Moody’s Investor Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or, if unrated, determined by the Adviser to be of comparable quality. The Portfolio normally invests in at least three countries and may invest in the securities of issuers in emerging markets.

The Active Allocated Portion generally maintains a dollar-weighted average maturity of 5 to 14 years and a duration of 3½ to 10 years. Maturity measures the average final payable dates of debt instruments. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive.

The Adviser to the Active Allocated Portion makes its country selection and currency decisions for the Active Allocated Portion based on its own fundamental research and advanced analytical systems. In choosing investments, the Adviser to the Active Allocated Portion searches for the best values on securities that meet the Active Allocated Portion’s credit and maturity requirements. Bonds selected for inclusion in the Active Allocated Portion are continually monitored to assure they meet the Adviser to the Active Allocated Portion’s standards. The Adviser to the Active Allocated Portion may sell a security for a variety of reasons, such as to invest in an issuer believed to offer superior investment opportunities.

The Active Allocated Portion may invest up to 20% of its assets in foreign mortgage- and asset-based securities and/or foreign bank obligations. In addition, the Active Allocated Portion may invest up to 20% of its assets in investment grade fixed income securities or obligations of U.S. government entities or U.S. corporations. The Active Allocated Portion may invest up to 5% of its total assets in debt securities that are rated below investment grade (or, if unrated, determined by the Adviser

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to the Active Allocated Portion to be of comparable quality). Such securities are often referred to as “junk bonds.”

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Barclays Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Intermediate Government Credit Index covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.

The Adviser selects the Index Allocated Portion’s investments by a “sampling” strategy. Specifically, the Adviser invests in a representative sample of securities from each broad segment of the Intermediate Government Credit Index, such as government bonds and corporate issues that represent key index characteristics. The Index Allocated Portion also may invest in other instruments that provide comparable exposure to the index, such as futures and options contracts and other derivatives. Generally, the Index Allocated Portion attempts to have a correlation between its performance and that of the Intermediate Government Credit Index of approximately 0.95 before expenses.

The Portfolio may invest up to 30% of the Portfolio’s total assets in derivatives such as foreign currency forward contracts as a substitute for investing directly in securities or for hedging purposes. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the

154	About the investment portfolios	EQ Advisors Trust

imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. Recently, the European financial markets have been negatively impacted by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e., BB by S&P or Fitch or Ba by Moody’s) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Leveraging Risk: When a portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, a portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IA shares which

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would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
9.57% (2008 1st Quarter)	–5.74% (2008 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (October 3, 2005)
EQ/Global Bond PLUS Portfolio – Class IA Shares	4.78%	5.94%	4.95%
EQ/Global Bond PLUS Portfolio – Class IB Shares	4.41%	5.65%	4.68%
EQ/Global Bond PLUS Portfolio – Class K Shares	4.78%	5.94%	4.95%
Bank of America Merrill Lynch Global Broad Market Index	5.98%	6.53%	N/A

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Senior Vice President of FMG LLC	June 2011
Alwi Chan, CFA®	Vice President of FMG LLC	June 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	June 2011

Adviser: First International Advisors, LLC (“First International”) and Wells Capital Management, Inc.

Portfolio Managers: The members of the team that are primarily responsible for the management of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Anthony Norris	Chief Investment Officer, Managing Director and Senior Portfolio Manager of First International	May 2006
Peter Wilson	Managing Director and Senior Portfolio Manager of First International	May 2006

Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are primarily responsible for the management of the Index Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Scott Radell	Portfolio Manager of BlackRock	June 2010
Karen Uyehara	Director and Portfolio Manager of BlackRock	May 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of

156	About the investment portfolios	EQ Advisors Trust

Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Intermediate Government Bond Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Intermediate Government Bond Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.35%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.77%	0.77%	0.52%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$79	$246	$428	$954
Class IB Shares	$79	$246	$428	$954
Class K Shares	$53	$167	$291	$653

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities. The Manager may also invest up to 10% of the Portfolio’s assets in exchange traded funds (“ETFs”) that invest in securities included in the Intermediate Government Bond Index.

Individual securities holdings may differ from the Government Bond Index, and the Portfolio may not track the performance of the Intermediate Government Bond Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Bond Index are valued. The Adviser may also purchase or sell futures contracts on fixed-income securities in lieu of investment directly in fixed-income securities themselves.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

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Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance. Prior to February 15, 2011 the Portfolio had a different investment objective and investment strategy.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IA shares which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
4.43% (2002 3rd Quarter)	–2.35% (2004 2nd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Intermediate Government Bond Portfolio – Class IA Shares	5.54%	3.76%	3.69%
EQ/Intermediate Government Bond Portfolio – Class IB Shares	5.30%	3.50%	3.43%
EQ/Intermediate Government Bond Portfolio – Class K Shares	5.54%	3.76%	3.69%
Barclays Intermediate U.S. Government Bond Index	6.08%	5.86%	4.89%

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WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio’s ETF investments are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP, CLU, ChFC	Senior Vice President of FMG LLC	June 2011
Alwi Chan, CFA®	Vice President of FMG LLC	June 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	June 2011

Adviser: SSgA Funds Management, Inc. (“SSgA FM”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Mahesh Jayakumar	Principal and Portfolio Manager of SSgA FM	January 2012
Michael Brunell	Vice President of SSgA FM	January 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Money Market Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Money Market Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.34%	0.34%	0.34%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.71%	0.71%	0.46%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$73	$227	$395	$883
Class IB Shares	$73	$227	$395	$883
Class K Shares	$47	$148	$258	$579

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 60 days or less.

The instruments in which the Portfolio invests include:

•	marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities;

•	certificates of deposit, bankers’ acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

(a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are Federal Deposit Insurance Corporation (“FDIC”) members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

(b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by Standard & Poor’s Ratings Services (“S&P”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or (ii) long term debt rated at least AA by S&P or Aa by Moody’s;

•

commercial paper (rated at least A-1 by S&P or Prime-1 by Moody’s or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody’s) and participation interests in loans extended by banks to such companies;

•	mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

•

corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody’s, as well as corporate debt obligations rated at least A by S&P or Moody’s, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody’s;

•	floating rate or master demand notes; and

•	repurchase agreements covering securities in which the Portfolio may invest.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Trust’s Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar- denominated money market instruments of foreign branches of foreign banks. Normally, the Portfolio invests at least 25% of its net assets in bank obligations.

It is not anticipated that any Portfolio affiliate will purchase any distressed assets from the Portfolio, make a capital infusion, enter into a

EQ Advisors Trust	About the investment portfolios	161

capital support agreement or take other actions to prevent the per share value of the Portfolio from falling below $0.995.

The credit quality of the securities held by the Portfolio can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant NAV deterioration. The Portfolio’s NAV can be severely impacted by forced selling during periods of high redemption pressures and/or illiquid markets. In addition, the actions of a few large investors in the Portfolio may have a significant adverse effect on other shareholders.

As prevailing market conditions and the economic environment warrant, and at the discretion of the Portfolio’s Adviser, a percentage of the Portfolio’s total net assets may be un-invested. During such periods, un-invested assets will be held in cash in the Portfolio’s custody account. Cash assets held in the Portfolio’s custody account may be subject to credit and counterparty risk. Cash assets held in the Portfolio’s custody account are not income-generating and would impact the Portfolio’s current yield. Without limitation, such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low or where no interest rate is paid at all, or when Treasuries are in short supply, or due to a dislocation in the Treasury or broader fixed income markets.

A low-interest rate environment may prevent the Portfolio from providing a positive yield, cause the Portfolio to pay Portfolio expenses out of Portfolio assets or impair the Portfolio’s ability to maintain a stable $1.00 NAV. AXA Equitable may, in its sole discretion, maintain a temporary defensive position with respect to the Portfolio. Although not required to do so, as a temporary defensive measure, AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) may waive or cause to be waived fees owed by the Portfolio, in attempting to maintain a stable $1.00 NAV.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not guaranteed, is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Banking Industry Sector Risk: To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Foreign Securities Risk: Investments in U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, imposition of taxes or other restrictions on payment of principal and interest and regulatory issues facing issuers in such foreign countries.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s

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performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares have not commenced operations prior to the date of this Prospectus. The performance information shown in the table below for Class K shares is the performance of the Class IA shares, which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
1.18% (2006 3rd Quarter)	0.00% (2011 4th Quarter)
The Portfolio’s 7-day yield for the quarter ended December 31, 2011 was 0.00% and the effective yield was 0.00%.

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Money Market Portfolio – Class IA Shares	0.01%	1.52%	1.85%
EQ/Money Market Portfolio – Class IB Shares	0.01%	1.35%	1.64%
EQ/Money Market Portfolio – Class K Shares	0.01%	1.52%	1.85%
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.10%	1.49%	1.95%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: The Dreyfus Corporation (“Dreyfus”)

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/PIMCO Ultra Short Bond Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/PIMCO Ultra Short Bond Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.46%	0.46%	0.46%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.83%	0.83%	0.58%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$85	$265	$460	$1,025
Class IB Shares	$85	$265	$460	$1,025
Class K Shares	$59	$186	$324	$726

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 210% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests at least 80% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”), or, if unrated, determined by the Adviser to be of comparable quality. The Portfolio invests in a variety of fixed income investments, including securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. issuers, including corporate commercial paper; mortgage-backed and other asset-backed securities; loan participations and assignments. The Adviser will seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships represent an attractive valuation. The average portfolio duration of this Portfolio will vary based on the Adviser’s forecast for interest rates and will normally not exceed one year.

The Portfolio may invest up to 100% of its total assets in derivatives. The Portfolio intends to use derivatives for a variety of purposes, including as a substitute for investing directly in securities, as a hedge against interest rate risk and to attempt to enhance returns. The Portfolio’s investments in derivatives transactions may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Portfolio may also invest up to 10% of its total assets in preferred and common stocks. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities. lf a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interest of investors. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, a portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money.

Loan Participation and Assignments Risk: A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares commenced operations on August 26, 2011. The performance information shown in the table below for the Class K shares prior to that date is the performance of the Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class K shares do not pay 12b-1 fees.

For periods prior to the date Class IA shares commenced operations (March 30, 2007), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

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Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
5.91% (2007 4th Quarter)	–5.22% (2008 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Since Inception (January 24, 2002)
EQ/PIMCO Ultra Short Bond Portfolio – Class IA Shares	0.07%	3.31%	3.53%
EQ/PIMCO Ultra Short Bond Portfolio – Class IB Shares	–0.18%	3.07%	3.41%
EQ/PIMCO Ultra Short Bond Portfolio – Class K Shares	–0.03%	3.10%	3.43%
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.10%	1.49%	1.95%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Adviser: Pacific Investment Management Company, LLC. (“PIMCO”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Jerome Schneider	Executive Vice President PIMCO	January 2011

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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EQ/Quality Bond PLUS Portfolio – Class IA, IB and K Shares

Investment Objective: Seeks to achieve high current income consistent with moderate risk to capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Quality Bond PLUS Portfolio	Class IA Shares*	Class IB Shares	Class K Shares**
Management Fee	0.40%	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%
Other Expenses	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.41%	0.41%	0.41%
Total Annual Portfolio Operating Expenses	1.25%	1.25%	1.00%
Fee Waiver and/or Expense Reimbursement†	–0.40%	–0.40%	–0.40%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.85%	0.60%
*	Expenses have been restated to reflect current fees.
**	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.85% for Class IA and IB shares and 0.60% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2013.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation agreement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$87	$357	$648	$1,476
Class IB Shares	$87	$357	$648	$1,476
Class K Shares	$61	$279	$514	$1,188

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 63% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. For this Portfolio, debt securities include direct and indirect investments in debt securities and investments in other investment companies and financial instruments that derive their value from such securities. The Portfolio invests primarily (either directly or indirectly through other investments) in securities, including government, corporate and agency mortgage- and asset-backed securities, that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s) or BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, fixed income securities that the Adviser determines to be of comparable quality. The Portfolio also seeks to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody’s or S&P or Fitch). In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate under the circumstances. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed by an Adviser (“Active Allocated Portion”) and one portion of the Portfolio may invest in one or more other investment companies (“Fund of Funds Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Fund of Funds Portion consists of approximately 65-75% of the Portfolio’s net assets. Approximately 10% of the Portfolio’s assets may be invested in exchange-traded funds (“Underlying ETFs”) that meet the investment criteria of the Portfolio. The Underlying ETFs in which the Portfolio may invest may be changed from time to time without notice or shareholder approval.

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The Active Allocated Portion of the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks in order to reflect the Adviser’s assessment of prospective cyclical changes even if such action may adversely affect current income. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities. The Active Allocated Portion of the Portfolio may invest in USD and non-USD denominated foreign securities, including those of both developed and developing countries. Developing countries are defined as middle and low-income economies as classified by the World Bank.

The Fund of Funds Portion may invest in one or more other mutual funds managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) that invest their assets in debt securities and other financial instruments and securities that derive their value from debt securities (“Underlying Portfolios”). The Underlying Portfolios are fixed-income securities portfolios that either (i) seek to track a fixed-income securities benchmark index (before deduction of fees and expenses) (this strategy is also known as an indexing strategy) or (ii) invest in securities included in a fixed-income securities benchmark index and use futures and options contracts to adjust the Underlying Portfolio’s overall duration to seek to hedge the risk of investing in a portfolio of debt securities during periods when interest rates may increase. The Underlying Portfolios in which the Fund of Funds Portion may invest may be changed from time to time without notice or shareholder approval. An investor in the Portfolio will bear both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios held by the Fund of Funds Portion.

An Underlying Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Underlying Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Underlying Portfolio’s gain or loss.

Your investment in the Portfolio will be subject to the risks associated with the securities and instruments in which the Underlying Portfolios may invest in direct proportion to the Fund of Funds Portion’s investments in such securities and instruments through the Underlying Portfolios.

The Manager has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Manager may not enter into an advisory agreement on behalf of the Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders. The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve

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transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk: An Underlying Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests in collateral from securities loans or borrows money.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Risks of Investing in Other Investment Companies: A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest and the ability of the Portfolio to meet its investment objective

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will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2011 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The Class K shares have not commenced operations as of the date of this Prospectus. The performance information shown in the table below for Class K shares is the performance of the Class IA shares, which would have annual returns identical to those of the Class K shares because the Class IA shares are invested in the same portfolio of securities and, prior to January 1, 2012, had the same expenses as the Class K shares.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
4.13% (2002 3rd Quarter)	–3.44% (2008 3rd Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/Quality Bond PLUS Portfolio – Class IA Shares	1.42%	2.42%	3.40%
EQ/Quality Bond PLUS Portfolio – Class IB Shares	1.16%	2.20%	3.16%
EQ/Quality Bond PLUS Portfolio – Class K Shares	1.42%	2.42%	3.40%
Barclays Intermediate U.S. Government/Credit Index	5.80%	5.88%	5.20%

WHO MANAGES THE PORTFOLIO

Investment Manager: FMG LLC

Portfolio Manager: The Fund of Funds Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP, CLU, ChFC	Senior Vice President of FMG LLC	December 2008
Alwi Chan, CFA®	Vice President of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager: The Active Allocated Portion of the Portfolio is managed by:

Name	Title	Date Began Managing the Portfolio
Greg Wilensky	Senior Vice President and Portfolio Manager of AllianceBernstein	November 2007

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PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Portfolio are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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2. More information on fees and expenses

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received in 2011 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Manager in 2011 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Manager and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2011

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/AllianceBernstein Small Cap Growth	0.73%	N/A
EQ/AllianceBernstein Dynamic Wealth Strategies	0.75%	0.60%
EQ/AllianceBernstein Short-Term Bond†	0.45%	0.00%
EQ/AXA Franklin Small Cap Value Core	0.70%	0.00%
EQ/BlackRock Basic Value Equity	0.57%	N/A
EQ/Boston Advisors Equity Income	0.75%	0.08%
EQ/Calvert Socially Responsible†	0.59%	0.00%
EQ/Capital Guardian Research	0.64%	0.05%
EQ/Common Stock Index†	0.35%	N/A
EQ/Core Bond Index†	0.35%	N/A
EQ/Davis New York Venture	0.85%	N/A
EQ/Equity 500 Index†	0.25%	N/A
EQ/Equity Growth PLUS	0.50%	0.00%
EQ/Franklin Core Balanced	0.65%	0.00%
EQ/GAMCO Mergers and Acquisitions	0.90%	N/A
EQ/GAMCO Small Company Value	0.73%	N/A
EQ/Global Bond PLUS	0.55%	N/A
EQ/Global Multi-Sector Equity	0.72%	N/A
EQ/Intermediate Government Bond†	0.35%	N/A
EQ/International Core PLUS	0.60%	0.00%
EQ/International Equity Index†	0.40%	N/A
EQ/International Value PLUS†	0.62%	0.00%
EQ/JPMorgan Value Opportunities	0.60%	0.00%
EQ/Large Cap Core PLUS	0.50%	0.00%
EQ/Large Cap Growth Index	0.35%	N/A
EQ/Large Cap Growth PLUS	0.50%	0.00%
EQ/Large Cap Value Index†	0.35%	N/A
EQ/Large Cap Value PLUS	0.48%	0.00%
EQ/Lord Abbett Large Cap Core	0.65%	0.04%
EQ/MFS International Growth	0.85%	N/A
EQ/Mid Cap Index†	0.35%	N/A
EQ/Mid Cap Value PLUS	0.55%	0.00%
EQ/Money Market	0.34%	N/A
EQ/Montag & Caldwell Growth	0.75%	0.00%
EQ/Morgan Stanley Mid Cap Growth	0.70%	0.00%
EQ/Mutual Large Cap Equity	0.70%	0.00%
EQ/Oppenheimer Global	0.95%	0.01%

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ/PIMCO Ultra Short Bond	0.46%	0.00%
EQ/Quality Bond PLUS	0.40%	0.40%
EQ/Small Company Index†	0.25%	N/A
EQ/T. Rowe Price Growth Stock	0.78%	0.00%
EQ/Templeton Global Equity	0.70%	0.00%
EQ/UBS Growth and Income	0.75%	0.12%
EQ/Van Kampen Comstock	0.65%	0.03%
EQ/Wells Fargo Omega Growth	0.65%	0.00%
†	The Manager agreed to reduce the contractual management fees for the Portfolio.

The following tables show the current contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios listed in the tables.

Portfolio	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/International Value PLUS†	0.600%	0.550%	0.525%	0.500%	0.475%
†	Effective February 1, 2011.

Portfolio	First $4 Billion	Thereafter
EQ/Calvert Socially Responsible†	0.500%	0.490%
†	Effective September 1, 2011. From August 1, 2011 through September 1, 2011, the Portfolio paid a management fee at the rate of 0.500% of average daily net assets.

Portfolio†	First $4 Billion	Thereafter
EQ/Common Stock Index	0.350%	0.340%
EQ/Core Bond Index	0.350%	0.340%
EQ/Equity 500 Index	0.250%	0.240%
EQ/Intermediate Government Bond	0.350%	0.340%
EQ/Large Cap Growth Index	0.350%	0.340%
EQ/Large Cap Value Index	0.350%	0.340%
EQ/International Equity Index	0.400%	0.390%
EQ/Mid Cap Index	0.350%	0.340%
EQ/Small Company Index	0.250%	0.240%
†	Effective September 1, 2011.

Portfolio	First $2 Billion	Next $2 Billion	Thereafter
EQ/AllianceBernstein Short-Term Bond†	0.450%	0.430%	0.410%
EQ/AllianceBernstein Short-Term Government Bond†,*	0.450%	0.430%	0.410%
†	Effective October 1, 2011.
*	The Portfolio has not yet commenced operations.

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The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio has not operated for a full fiscal year. The contractual rate of the management fee (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolio is:

Portfolios	First $1 billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein Dynamic Wealth Strategies	0.750%	0.700%	0.675%	0.650%	0.625%

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio, except the PLUS Portfolios and certain other excluded Portfolios, pays FMG LLC an annual fee of $30,000 plus its proportionate share of an asset-based administration fee for the Trust. The Trust’s asset-based administration fee (exclusive of certain Portfolios noted below) is equal to an annual rate of 0.12% of the first $3 billion of total Trust average daily net assets, 0.11% of the next $3 billion, 0.105% of the next $4 billion, 0.10% of the next $20 billion and 0.0975% thereafter. The excluded Portfolios are: All Asset Growth — Alt 20 Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, EQ/Franklin Templeton Allocation Portfolio, the Strategic Allocation Portfolios, the AXA Tactical Manager Portfolios, the EQ/Franklin Core Balanced Portfolio, the EQ/AXA Franklin Small Cap Value Core Portfolio, the EQ/Mutual Large Cap Equity Portfolio, the EQ/Templeton Global Equity Portfolio, the EQ/Global Multi-Sector Equity Portfolio, and the EQ/Equity Growth PLUS, EQ/International Core PLUS, EQ/International Value PLUS, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS, EQ/Large Cap Value PLUS, EQ/Mid Cap Value PLUS, EQ/Global Bond PLUS Portfolio, and EQ/Quality Bond PLUS Portfolio (the “PLUS Portfolios”). Each of the EQ/Franklin Core Balanced, the EQ/Mutual Large Cap Equity, the EQ/AXA Franklin Small Cap Value Core, the EQ/Templeton Global Equity, the EQ/Global Multi-Sector Equity and the PLUS Portfolios pays FMG LLC an annual fee of $32,500, plus its proportionate share of an asset-based administration fee for these Portfolios, which is equal to an annual rate of 0.15% of the first $20 billion of the Portfolios’ aggregate average daily net assets, 0.125% of the next $5 billion of the Portfolios’ aggregate average daily net assets, and 0.10% on the Portfolios’ aggregate average daily net assets thereafter, and an additional $32,500 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style). The fees payable by the remaining excluded Portfolios (i.e., the All Asset Growth — Alt 20 Portfolio, the EQ/Franklin Templeton Allocation Portfolio, the Strategic Allocation Portfolios, and the AXA Tactical Manager Portfolios) are described in their respective prospectuses.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management and advisory agreements with respect to the Portfolios is available in the Trust’s Semi-Annual or Annual Reports to Shareholders for the periods ended June 30 and December 31.

Expense Limitation Agreement

In the interest of limiting through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which a Portfolio invests, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of daily net assets)
Portfolios	Class IA Shares	Class IB Shares	Class K Shares
EQ/AllianceBernstein Dynamic Wealth Strategies	1.20%	1.20%	0.95%
EQ/AllianceBernstein Short-Term Bond	0.90%	0.90%	0.65%
EQ/AllianceBernstein Short-Term Government Bond	0.90%	0.90%	0.65%
EQ/AXA Franklin Small Cap Value Core	1.30%	1.30%	1.05%
EQ/Boston Advisors Equity Income	1.05%	1.05%	0.80%
EQ/Calvert Socially Responsible	1.15%	1.15%	0.90%
EQ/Capital Guardian Research	0.97%	0.97%	0.72%
EQ/Equity Growth PLUS	1.00%	1.00%	0.75%
EQ/Franklin Core Balanced	1.30%	1.30%	1.05%
EQ/International Core PLUS	1.10%	1.10%	0.85%
EQ/International Value PLUS	1.10%	1.10%	0.85%
EQ/JPMorgan Value Opportunities	1.00%	1.00%	0.75%
EQ/Large Cap Core PLUS	1.00%	1.00%	0.75%

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	Total Expenses Limited to (% of daily net assets)
Portfolios	Class IA Shares	Class IB Shares	Class K Shares
EQ/Large Cap Growth PLUS	1.00%	1.00%	0.75%
EQ/Large Cap Value PLUS	1.00%	1.00%	0.75%
EQ/Lord Abbett Large Cap Core	1.00%	1.00%	0.75%
EQ/Mid Cap Value PLUS	1.05%	1.05%	0.80%
EQ/Montag & Caldwell Growth	1.20%	1.20%	0.95%
EQ/Morgan Stanley Mid Cap Growth	1.10%	1.10%	0.85%
EQ/Mutual Large Cap Equity	1.30%	1.30%	1.05%
EQ/Oppenheimer Global	1.35%	1.35%	1.10%
EQ/PIMCO Ultra Short Bond	0.95%	0.95%	0.70%
EQ/Quality Bond PLUS*	0.85%	0.85%	0.60%
EQ/T.Rowe Price Growth Stock	1.20%	1.20%	0.95%
EQ/Templeton Global Equity	1.35%	1.35%	1.10%
EQ/UBS Growth and Income	1.05%	1.05%	0.80%
EQ/Van Kampen Comstock	1.00%	1.00%	0.75%
EQ/Wells Fargo Omega Growth	1.15%	1.15%	0.90%
*	Pursuant to the Expense Limitation Agreement, this Portfolio’s total annual operating expenses include the fees and expenses of other investment companies in which the Portfolio invests.

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

Additional Expense Provisions

Certain Portfolios pay brokerage commissions, a portion of which may be used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for the Portfolios listed below would be:

	Total Annual Portfolio Operating Expenses
Portfolios	Class IA	Class IB	Class K
EQ/AllianceBernstein Small Cap Growth	1.10%	1.10%	0.85%
EQ/BlackRock Basic Value Equity	0.92%	0.92%	0.67%
EQ/GAMCO Mergers and Acquisitions	1.30%	1.30%	1.05%
EQ/GAMCO Small Company Value	1.09%	1.09%	0.84%
EQ/Large Cap Value Index	0.74%	0.74%	0.49%
EQ/Large Cap Value PLUS	0.89%	0.89%	0.64%
EQ/Lord Abbett Large Cap Core	0.99%	0.99%	0.74%
EQ/Montag & Caldwell Growth	1.10%	1.10%	0.85%
EQ/Morgan Stanley Mid Cap Growth	1.07%	1.07%	0.82%
EQ/UBS Growth and Income	1.03%	1.03%	0.78%
EQ/Van Kampen Comstock	0.99%	0.99%	0.74%
EQ/Wells Fargo Omega Growth	1.01%	1.01%	0.76%

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3. More information on strategies, risks and benchmarks

Strategies

Changes in Investment Objectives and Principal Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing) or takes a temporary defense position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policies

Each of the following Portfolios has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name (or former name in the case of certain of the Portfolios that have undergone a name change), as described in the section of the Prospectus entitled “About the Investment Portfolios”: EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/AllianceBernstein Short-Term Bond Portfolio, EQ/AllianceBernstein Short-Term Government Bond Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/International Value PLUS Portfolio, EQ/International Equity Index Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Mid Cap Index Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/Templeton Global Equity Portfolio, EQ/Van Kampen Comstock Portfolio EQ/Core Bond Index Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/PIMCO Ultra Short Bond Portfolio and EQ/Quality Bond PLUS Portfolio. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

Indexing Strategies

As discussed in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by the Advisers of these Portfolios in pursuing these objectives.

EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/Mutual Large Cap Equity Portfolio and EQ/Templeton Global Equity Portfolio (together, the “PACTIVE Portfolios”), each of the PLUS Portfolios (except EQ/Quality Bond PLUS Portfolio), EQ/Calvert Socially Responsible Portfolio, EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/International Equity Index Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio, EQ/Small Company Index Portfolio, and EQ/Core Bond Index.

The Adviser to a Portfolio or portion thereof that seeks to track the total return performance (before fees and expenses) of a particular index does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio or portion. Rather, the Adviser may employ a full replication technique or sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for the Portfolio or portion thereof based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

Allocation Strategies

As described in this Prospectus, the Manager allocates the assets of certain Portfolios among two or more portions of those Portfolios, each of which is managed using different yet complementary investment strategies. The following provides additional information regarding the allocation of those Portfolios’ assets among their distinct portions.

PACTIVE Portfolios

Each allocation percentage for each Portfolio is an asset allocation target established by FMG LLC to achieve the Portfolio’s investment objective and may be changed without shareholder approval. Actual allocations among the distinct portions of a Portfolio may vary from the amounts shown by up to 30% of the Portfolio’s net assets. The asset allocation range for each Portfolio is as follows: 20% to 80% in the Active Allocated Portion; and 20% to 80% in the Index Allocated Portion. Each Portion of a Portfolio may deviate temporarily from its asset allocation target for defensive purposes or as a result of appreciation or depreciation of its holdings. FMG LLC rebalances each portion of the Portfolio as it deems appropriate. To the extent that the Portfolio is being rebalanced or takes a temporary defensive position, it may not be pursuing its investment goal or executing its principal investment strategy.

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PLUS Portfolios

Each allocation percentage for each Portfolio is an asset allocation target established by FMG LLC to achieve the Portfolio’s investment objective and may be changed without shareholder approval. Actual allocations among the distinct portions of a Portfolio may vary from the amounts shown above by up to 15% of the Portfolio’s net assets. Each portion of a Portfolio may deviate temporarily from its asset allocation target for defensive purposes or as a result of appreciation or depreciation of its holdings. FMG LLC rebalances each portion of the Portfolio as it deems appropriate. To the extent that a Portfolio is being rebalanced or takes a temporary defensive position, it may not be pursuing its investment goal or executing its principal investment strategy.

Active Management Strategies

Each Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Manager. In selecting investments, the Advisers use their proprietary investment strategy, which are summarized above in the section “Investments, Risks and Performance” for each portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the Advisers to the Portfolios.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in the “Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Cash Management. Each Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Additional Strategies — Securities of Other Investment Companies.”

Currency. A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives. Each Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative

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securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities. Certain Portfolios, including certain Portfolios that invest primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange Traded Funds. A Portfolio may invest in shares of ETFs that are designed to provide investment results corresponding to an index of securities. ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some ETFs have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of these ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting ETFs occur in the future, the liquidity and value of the assets of the Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected if a shareholder sells his or her shares in the Portfolio.

Fixed Income Securities. Each Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities. Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures. A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to

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post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities, except the EQ/Money Market Portfolio, which may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Initial Public Offerings (“IPOs”). Each of the Portfolios that may invest in equity securities may participate in the IPO market and a significant portion of those Portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on Portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Investment Grade Securities. A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Junk Bonds or Lower Rated Securities. Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e., BB or lower by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or deemed to be of comparable quality by a sub-adviser) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. “Junk bonds” are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Loan Participations and Assignments. Certain Portfolios may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mid-Cap and Small-Cap Companies. Each Portfolio (other than the EQ/Money Market Portfolio) may invest in the securities of mid- and small-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management groups. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities. A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Options. A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs on securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index

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options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Real Estate Investment Trusts (“REITs”). Certain Portfolios may invest in REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate. REITs also may include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Securities of Other Investment Companies. Each Portfolio may invest in the securities of other investment companies, including (except with respect to the EQ/Money Market Portfolio) exchange-traded funds (“ETFs”), to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of that investment company.

Short Sales. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Swaps. A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments. For temporary defensive purposes, each Portfolio (except the Portfolios that seek to track the performance (before fees and expenses) of a particular securities market index) may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal. In addition, each PACTIVE Portfolio and PLUS Portfolio may vary from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” In reaching its decision, S&P cited the delay by the U.S. government in raising the U.S. debt ceiling and the related fiscal policy debate. The downgrade of the U.S. long-term sovereign credit rating by S&P has raised concerns about the potential impact of the downgrade and further credit rating downgrades. While the ramifications of the downgrade on U.S. government securities are uncertain, it could adversely affect the liquidity of U.S. government securities held by a Portfolio. In addition, the downgrade could lead to increased interest rates and volatility in the short-term.

Zero Coupon and Pay-in-Kind Securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates

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the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Investment Risks: Each Portfolio is subject to the following risks:

Adviser Selection Risk: The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk: There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.

Market Risk: The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Adviser Risk: A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

Portfolio Management Risk: The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Manager may be subject to potential conflicts of interest in connection with providing advice to a Portfolio with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio to the extent that such advice may impact its obligations with respect to any death benefit, income benefit or other guarantees that it and its affiliates may provide through Contracts that offer the Portfolio as an investment option. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Recent Market Conditions Risk. The financial crisis in the U.S. and global economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including a Portfolio. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country might adversely impact issuers in a different country. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value of a Portfolio’s investments.

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The situation in the financial markets has resulted in calls for increased regulation. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers. The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (e.g., the SEC and the CFTC) are reviewing generally and have proposed regulations or guidelines on the use of derivatives by market participants, including mutual funds. It is not clear whether final guidelines for such use will be published, or when these rules will become final. Instruments in which a Portfolio may invest, or the issuers of such instruments, may be negatively affected by the new legislation and regulation in ways that are unforeseeable. Most of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act is not yet certain.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. The ultimate effect of these efforts is not yet known. In the future, the U.S. federal government or other governments may take actions that affect the regulation of the instruments in which a Portfolio invests, the markets in which they trade, or the issuers of such instruments, in ways that are unforeseen. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of a Portfolio’s investments and cause it to lose money.

As indicated in “About the Investment Portfolios – The Principal Risks,” a particular Portfolio may be subject to the following as principal risks. In addition, to the extent a Portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. Portfolios investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, the Underlying Portfolios are subject to the potential for large-scale inflows and outflows from the Underlying Portfolio as a result of purchases and redemptions by a Portfolio advised by the Manager that invests in that Underlying Portfolio. These inflows and outflows may be frequent and could increase the Underlying Portfolio’s expense ratio and transaction costs and negatively affect the Underlying Portfolio’s performance and ability to meet shareholder redemption requests. These inflows and outflows may limit the ability of an Underlying Portfolio to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause an Underlying Portfolio to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for an Underlying Portfolio if it needs to sell securities at a time of volatility in the markets, when values could be falling. Redemptions by these Portfolios of their shares of the Underlying Portfolio may further increase the risks described above with respect to the Underlying Portfolio and may impact the Underlying Portfolio’s net asset value. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is consistent with its investment objective, policies and strategies.

Banking Industry Sector Risk. To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, or foreign currency balances which may be significant, with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or

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unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which may be reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns do not extend to shares of the Portfolio themselves.

Custom Benchmark Risk: Certain of the Portfolios’ benchmarks were created by the Manager to show how each Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolios will outperform these benchmarks.

Derivatives Risk: A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference, rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities). Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, over-the-counter derivatives often do not have liquidity beyond the counterparty to the transaction, and because they are not traded on exchanges, they do not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

There have been numerous recent legislative initiatives to implement a new regulatory framework for the derivatives markets. Various rules have been proposed, but the impact and extent of the proposed rules is not certain and it is not known when such rules may be adopted. New rules may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.

Distressed Companies Risk: Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in exchange-traded funds (“ETFs”), it will indirectly bear fees and expenses charged by the ETFs, in addition to the advisory and other fees paid directly by the Portfolio. Therefore, the cost of investing in the Portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, when a Portfolio invests in an

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ETF, it is subject to the risks associated with the underlying securities in which that ETF invests. ETFs also may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the ETF at a time and price that is unfavorable to the Portfolio. Most ETFs are not actively managed. An ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. It is possible for such an ETF to miss out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments. In addition, such ETFs do not change their investment strategies to respond to changes in the economy. This means that an ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. No ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges, and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Financial Services Sector Risk. To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Focused Portfolio Risk: A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, including a Portfolio that is classified as “diversified”, may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry. The use of a focused investment strategy may increase the volatility of a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a Portfolio more broadly invested.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose

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withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. Recently, the European financial markets have been negatively impacted by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time. In addition, certain markets are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk: A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board of Trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of

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a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Headline Risk. A Portfolio seeks to acquire companies with durable business models that can be purchased at attractive valuations relative to what the Portfolio’s Adviser believes to be the companies’ intrinsic values. Advisers may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s public filings may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While Advisers research companies subject to such contingencies, an Adviser cannot be correct every time, and the company’s stock may never recover or may become worthless.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the portfolio may not invest in all of the securities in the index. Also, the portfolio’s fees and expenses will reduce the portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the portfolio’s valuation procedures also may affect the portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Initial Public Offering (“IPO”) Risk: Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Investment Style Risk: An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low

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relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. “Junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. “Junk Bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio expenses can be spread and possibly reducing the Portfolio’s rate of return.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives.

Liquidity Risk: The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Loan Participation and Assignments Risk. A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Mid-Cap and Small-Cap Company Risk: A Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid- and small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid- and small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid- and small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-cap companies than for mid-cap companies.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk: The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities

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that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Prepayment and Extension Risks: The risk that the principal on securities held by a Portfolio may be prepaid, which generally will reduce their yield and marked value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates.

Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains.

Repurchase Agreements Risk: A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risks of Investing in Other Investment Companies: A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short

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increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that an Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than an Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Unseasoned Companies Risk: These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Volatility Management Risk: The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

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Information Regarding the Underlying Portfolios

The table below lists the Underlying Portfolios in which the EQ/Quality Bond PLUS Portfolio currently may invest. Each of the Underlying Portfolios is advised by FMG LLC and sub-advised by an affiliate of FMG LLC. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with the EQ/Quality Bond PLUS Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to FMG LLC, and advisory fees paid by FMG LLC to its affiliates. The EQ/Quality Bond PLUS Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees. The Underlying Portfolios in which the EQ/Quality Bond PLUS Portfolio may invest may be changed from time to time without notice or shareholder approval.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Core Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government/Credit Index (“Intermediate Government/Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government/Credit Index.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government/Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.	• Credit Risk • Exchange-Traded Funds Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk
EQ/Intermediate Government Bond Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities.	• Credit Risk • Exchange-Traded Funds Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk • Zero Coupon and Pay-in-Kind Securities Risk

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Information Regarding the Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/AllianceBernstein Short- Term Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities and financial instruments that derive their value from debt securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Adviser’s projection of interest rate movements.	• Credit Risk • Derivatives Risk • Exchange Traded Funds Risk • Index Strategy Risk • Interest Rate Risk • Investment Grade Securities Risk • Leveraging Risk • Liquidity Risk • Short Positions Risk
EQ/AllianceBernstein Short- Term Government Bond Portfolio	Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities issued by the U.S. Government and its agencies and instrumentalities and financial instruments that derive their value from such securities. The Portfolio utilizes a strategy that combines a passive investment index style focused on debt securities with an actively managed futures and options strategy that will be used to tactically manage the Portfolio’s exposure to the risk of losses due to changes in interest rates based on the Adviser’s projection of interest rate movements.

• Credit Risk

• Derivatives Risk

• Exchange Traded Funds Risk

• Index Strategy Risk

• Interest Rate Risk

• Investment Grade Securities Risk

• Leveraging Risk

• Liquidity Risk

• Short Positions Risk

• Zero Coupon and Pay-In-Kind Securities Risk

Please note that the Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and that an investor in the EQ/Quality Bond PLUS Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of the EQ/Quality Bond PLUS Portfolio instead of in the Portfolio itself. However, the Underlying Portfolios of the EQ/Quality Bond PLUS Portfolio may not be available as an investment option in your variable annuity contract or variable life policy. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by FMG LLC.

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Benchmarks

The performance of each of the Trust’s Portfolios as shown in the section “About the Investment Portfolios” is compared to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return is net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related, corporate, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-based securities.

Barclays Intermediate U.S. Government/Credit Index is an unmanaged, market value weighted index composed of over 3,500 publicly issued corporate and U.S. government debt securities rated investment grade with maturities of 1-10 years and at least $250 million par outstanding.

Barclays Intermediate U.S. Government Bond Index is an unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

Bank of America Merrill Lynch Global Broad Market Index is an unmanaged index that tracks the performance of investment grade public debt issued in the major domestic and eurobond markets, including “global” bonds.

Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and without coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current fixing rate) and rolled into a new instrument.

Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of 1-year.

Bank of America Merrill Lynch 3-Month Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

Calvert Social Index® measures the performance of those companies that meet the sustainable and socially responsible investment criteria and that are selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, included in the Dow Jones Total Market Index. As of December 31, 2011 there were 671 companies in the Calvert Social Index. The Index is reviewed quarterly to adjust for sustainable and socially responsible investment criteria and other factors.

Dow Jones Total Market Index represents the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks.

Citi World Government Bond Index includes the most significant and liquid government bonds from markets globally that carry at least an investment grade rating. Currently, this includes all countries in the Citigroup EMU Governments Index (EGBI) and Australia, Canada, Denmark, Japan, Sweden, Switzerland, United Kingdom and the United States. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

Morgan Stanley Capital International (“MSCI”) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International EAFE Growth Index is an unmanaged index comprised of 22 MSCI country indices representing stocks from companies in developed markets outside of North America (i.e. Europe, Australasia and the Far East) having growth investment style characteristics.

Morgan Stanley Capital International EM (Emerging Markets) IndexSM is a free float-adjusted market capitalization index composed of companies that is designed to measure equity market performance of emerging markets. The index consists of the following 21 countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. “Free” MSCI indices exclude those shares not purchasable by foreign investors.

Morgan Stanley Capital International ACW (All Country World) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets and 21 emerging markets.

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Morgan Stanley Capital International ACW (All Country World) Index ex. U.S. Growth is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets (excluding the U.S.) and 21 emerging markets, and has growth style characteristics.

Morgan Stanley Capital International World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

FTSE 100 Index (“FTSE 100”): The FTSE 100 Index is a market-capitalization weighted index representing the performance of the 100 largest UK-domiciled blue chip companies, which pass screening for size and liquidity. As of June 30, 2011, the FTSE 100 Index represents approximately 84% of the UK’s market capitalization.

TOPIX Index (“TOPIX”): The TOPIX, also known as the Tokyo Price Index, is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. As of December 30, 2011, there were 1,660 companies represented in the index.

DJ EuroSTOXX 50 Index (“EuroSTOXX 50”): The EuroSTOXX 50 Index is designed to represent the performance of some of the largest companies across all components of the 18 EURO STOXX Supersector Indexes. The EURO STOXX TMI Supersector Indexes represent the Eurozone portion of the EURO STOXX Total Market Index. The index covers approximately 95% of the free-float market capitalization of the investable universe in the Eurozone. Index composition is reviewed annually and weights are reviewed quarterly. The 50 companies in the index are selected by first identifying the companies that equal approximately 60% of the free-float market capitalization of each corresponding EURO STOXX TMI Supersector Index. In addition, any stocks that are currently components of the index are added to the list. From that list, the 40 largest stocks are selected to be components of the index. In addition, any stocks that are current components of the Index (and ranked 41-60 on the list) are included as components.

S&P/ASX 200 Index (“S&P/ASX 200”): The Standard & Poor’s Australian Security Exchange 200 (a.k.a. S&P/ASX 200 Index) is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of Australian equity market capitalization.

Russell 3000® Index (“Russell 3000”) measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Growth Index (“Russell 3000 Growth”) measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index (“Russell 1000”) measures the performance of approximately 1,000 of the largest companies in the Russell 3000, and represents approximately 92% of the total market capitalization of the Russell 3000.

Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

Russell 2000® Index (“Russell 2000”) measures the performance of approximately 2000 of the smallest companies in the Russell 3000, which represents approximately 10% of the total market capitalization of the Russell 3000.

Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index (“Russell 2500”) measures the performance of approximately 2,500 of the smallest companies in the Russell 3000.

Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index (“Russell Mid Cap”) measures the performance of approximately 800 of the smallest companies in the Russell 1000, which represents about 31% of the total market capitalization of the Russell 1000.

Russell Midcap® Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Composite Stock Index (referred to here in as “Standard & Poor’s 500 Index” or “S&P 500 Index”) is a weighted index of common stocks of 500 leading companies in leading industries

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of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is a weighted index of 400 domestic stocks chosen for market size (market capitalization range of $444.6 million to $8.0 billion), liquidity, and industry group representation. The S&P MidCap 400 Index captures 7% of the U.S. equities market. The S&P MidCap 400 Index returns reflect the reinvestment of dividends.

Volatility Managed Index — Large Cap Core (“VMI — LCC”) An index that applies a formula to the S&P 500 Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — International (“VMI — Intl”) An index that applies a formula to the MSCI EAFE Index adjusting the equity exposure of the MSCI EAFE Index when certain volatility levels are reached.

Volatility Managed Index — International Proxy (“VMI — International Proxy”) An index that applies a formula to a blend of 40% DJ Euro Stoxx 50, 25% FTSE 100, 25% TOPIX, and 10% ASX SPI 200 (“International Proxy”) adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — Large Cap Growth (“VMI — LCG”) An index that applies a formula to a blend of the S&P 500 Index and the Russell 1000® Growth Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Value (“VMI — LCV”) An index that applies a formula to a blend of the S&P 500 Index and the Russell 1000® Value Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Value (“VMI — MCV”) An index that applies a formula to a blend of the S&P 400 Index and the Russell Mid Cap® Value Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Value (“VMI — SCV”) An index that applies a formula to a blend of the Russell 2000® Index and the Russell 2500® Value Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

Volatility Managed Index — Global Blend (“VMI — Global Blend”) A blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International.

Volatility Managed Index — Global Proxy Blend (“VMI — Global Proxy Blend”) A blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International Proxy.

40% EuroSTOXX 50 Index/25% FTSE 100 Index/25% TOPIX Index/10% S&P/ASX 200 Index: A hypothetical combination of un-managed indexes. The composite index combines the total return of the EuroSTOXX 50 Index at a weighting of 40%, the FTSE 100 Index at a weighting of 25%, the TOPIX Index at a weighting of 25% and the S&P/ASX 200 Index at a weighting of 10%.

50% Volatility Managed Index — Large Cap Core/50% Barclays Intermediate U.S. Government Credit Index: A hypothetical combination of unmanaged indexes. The composite index combines the total return of the Volatility Managed Index — Large Cap Core at a weighting of 50% and the Barclays Intermediate U.S. Government Credit Index at a weighting of 50%.

“Blended” performance numbers assume a static mix of the indexes. The Manager believes that these indexes reflect more closely the market sectors in which the Portfolio invests.

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4. Management of the Trust

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among seventy-two (72) Portfolios, sixty-three (63) of which have authorized Class IA, Class IB and Class K shares and the remaining nine (9) of which are only authorized to issue Class IB and Class K shares. This Prospectus describes the Class IA, Class IB and Class K shares of forty-six (46) Portfolios. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), for the Trust’s Class IA and Class IB shares.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Manager to each Portfolio. FMG LLC, is an investment adviser registered under the Investment Advisers Act of 1940, as amended and a wholly owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles, and had $82 billion in assets under management as of December 31, 2011.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios. With respect to the PLUS Portfolios, the Manager is responsible for, among other things, determining the asset allocation range for the Portfolios, selecting and monitoring the Advisers for the Portfolios, advising the ETF Allocated Portions of the Portfolios (including selecting Underlying ETFs in which the Portfolios invest) and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board. With respect to the PACTIVE Portfolios and certain PLUS Portfolios, the Manager also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of each Portfolio. The Manager also is responsible for advising the Fund of Funds Portion of the EQ/Quality Bond PLUS Portfolio (including selecting Underlying Portfolios in which the Portfolio invests). With respect to the Trust’s other Portfolios, the Manager’s management responsibilities include the selection and monitoring of Advisers for the Portfolios. In addition, the Manager may be responsible for the management of the Portfolios’ investments in ETFs.

The Manager plays an active role in monitoring each Portfolio (or portion thereof) and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolios’ or portion thereof’s investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning Portfolio (or portion thereof) and Adviser performance and Portfolio (or portion thereof) operations that is used to supervise and monitor the Advisers and the Portfolio (or portion thereof) operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio (or portion thereof) performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Manager may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Advisers. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers.

If the Manager appoints, dismisses or replaces an Adviser to a Portfolio or adjusts the asset allocation among Advisers in a Portfolio the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Adviser’s appointment as an adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Investments, Risks and Performance” above for each Portfolio, the past performance of a Portfolio is not necessarily an indication of future performance. This may be particularly true for any portfolios that have undergone Adviser changes and/or changes to the investment objectives or policies of the Portfolio.

The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

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The Manager has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to appoint, dismiss and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint, dismiss and replace Advisers and to amend advisory agreements without obtaining shareholder approval. If a new Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

The Advisers

Each Portfolio’s investments are selected by one or more Advisers, which act independently of one another. The following describes each Portfolio’s Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Portfolio is available in the Trust’s SAI.

AllianceBernstein L.P., (“AllianceBernstein”) 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein serves as Adviser to the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, the EQ/AllianceBernstein Short-Term Bond Portfolio, the EQ/AllianceBernstein Short-Term Government Bond Portfolio, the EQ/AllianceBernstein Small Cap Growth Portfolio, the EQ/Common Stock Index Portfolio, the EQ/Equity 500 Index Portfolio, the EQ/International Equity Index Portfolio, the EQ/Large Cap Growth Index Portfolio and the EQ/Small Company Index Portfolio. AllianceBernstein also serves as Adviser to the Active Allocated Portions of the EQ/Quality Bond PLUS Portfolio and to the Active and Index Allocated Portions of the EQ/Large Cap Value PLUS Portfolio. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2011, AllianceBernstein had approximately $406 billion in assets under management.

AllianceBernstein’s Dynamic Allocation Portfolio Team (“ADAPT”) is responsible for the volatility management toolset used to manage the EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio and for portfolio construction. ADAPT relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. In implementing the Portfolio’s index-based strategy, ADAPT is supported by AllianceBernstein’s Passive Equity Investment Team. ADAPT is led by co-Chief Investment Officers (“CIO”) Seth J. Masters and Daniel J. Loewy, who have joint and primary responsibility for the day-to-day management of the Portfolio.

Seth J. Masters, is responsible for overseeing research on dynamic asset allocation, inflation protection and risk mitigation strategies. Mr. Masters, CIO–Alliance Bernstein Blend Strategies & Defined Contribution and a Partner at AllianceBernstein, joined AllianceBernstein in 1991 and was appointed as CIO–Blend Strategies in 2002 and head of the Defined Contribution business unit in 2008. Mr. Masters has had portfolio management responsibilities for the Portfolio since December 2010.

Daniel J. Loewy, leads AllianceBernstein’s research on Dynamic Asset Allocation Strategies within the Blend Strategies team. Mr. Loewy, CIO and Director of Research–Dynamic Asset Allocation Strategies, joined AllianceBernstein in 1996 and has had portfolio management responsibilities for more than five years.

AllianceBernstein’s US Small/SMID Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Small/SMID Cap Growth accounts, manages and makes investment decisions for the EQ/AllianceBernstein Small Cap Growth Portfolio. The US Small/SMID Cap Growth Team relies heavily on its fundamental analysis and research. In addition, the team draws upon the research of AllianceBernstein’s industry analysts as well as other portfolio management teams. The five members of the US Small/SMID Cap Growth Team with the most significant responsibility for the day-to-day management of the Portfolio are: Bruce Aronow, Samantha Lau, Kumar Kirpalani, Wen-Tse Tseng and Joshua Lisser.

Bruce Aronow is Senior Vice President, Portfolio Manager/Research Analyst and serves as team leader for the Small/SMID Cap Growth Team. He is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Samantha Lau is Senior Vice President, Portfolio Analyst/Manager and is responsible for research and portfolio management for the Small/SMID Cap Growth technology sector. Ms. Lau joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Kumar Kirpalani is Senior Vice President, Portfolio Analyst/Manager and is responsible for research and portfolio management for the Small/SMID Cap Growth industrial, financial and energy sector. Mr. Kirpalani joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Wen-Tse Tseng is Vice President and Portfolio Analyst/Manager and is responsible for research and portfolio management for the Small/SMID Cap Growth healthcare sector. Prior to joining AllianceBernstein in March 2006, Mr. Teng was the healthcare sector portfolio manager at William D. Witter since August 2003.

Joshua Lisser is Senior Vice President/Chief Investment Officer, Index Strategies and is a member of the Blend Solutions Team. He

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joined AllianceBernstein in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining the firm, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies.

AllianceBernstein’s Passive Equity Investment Team, which is responsible for management of all of AllianceBernstein’s Passive Equity accounts, manages and makes investment decisions for the EQ/International Equity Index Portfolio, the EQ/Small Company Index Portfolio, the EQ/Large Cap Growth Index Portfolio, the EQ/Common Stock Index Portfolio, the EQ/Equity 500 Index Portfolio and the Index Allocated Portion of the EQ/Large Cap Value PLUS Portfolio. The Passive Equity Investment Team relies heavily on quantitative tools. Judith DeVivo is primarily responsible for day-to-day management of these Portfolios.

Judith DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time. Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P MidCap, S&P Small Cap, Russell 2000, FTSE 100, TOPIX, DJ EuroSTOXX 50 and S&P/ASX 200 Indexes in addition to several customized accounts.

The North American Value Investment Policy Group, comprised of senior North American Value Investment Team members, manages and makes investment decisions for the Active Allocated Portion of the EQ/Large Cap Value PLUS Portfolio. The North American Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Active Allocated Portion of the Portfolio. The members of the North American Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Active Allocated Portion of the Portfolio are: Joseph Gerard Paul, David Yuen, Gregory Powell, Christopher W. Marx and John D. Phillips.

Joseph Gerard Paul, Senior Vice President/CIO North American Value Equities since 2009. He also serves as the Global Head of Diversified Value Services of AllianceBernstein. Mr. Paul has been with AllianceBernstein and Sanford C. Bernstein & Co., a predecessor company, since 1987. For more than five years prior thereto he served as CIO of Advanced Value Fund and Small and Mid-Cap Value Fund.

David Yuen, Senior Vice President/C0-CIO. Mr. Yuen has served as Director of Research Value Equities since 2008. Prior to that time he was Director of Research-Emerging Markets Value, since August 2002. Mr. Yuen joined AllianceBernstein in 1998 as a research analyst.

Gregory Powell, Senior Vice President/Director of Research U.S. Large Cap Value Equities since 2010. Prior thereto Mr. Powell served as Director of Research of Equity Hedge Fund Strategies and Head of Fundamental Value Research. Mr. Powell joined AllianceBernstein in 1997 and has had portfolio management responsibility for more than five years.

Christopher W. Marx, Senior Portfolio Manager. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. Mr. Marx has had portfolio management responsibility for more than five years.

John D. Phillips, Jr., Senior Portfolio Manager for Bernstein Global Value Equities. Mr. Phillips joined AllianceBernstein in 1994 as a member of the US Value Investment Policy Group. Mr. Marx has had portfolio management responsibility for more than five years.

The U.S: Core Fixed Income Team, comprised of senior Core Fixed Asset Team members, manages and makes investment decisions for the Active Allocated Portion of the EQ/Quality Bond PLUS Portfolio. In addition, the U.S. Core Fixed Income Team manages and makes investment decisions for the EQ/AllianceBernstein Short-Term Bond Portfolio and the EQ/AllianceBernstein Short-Term Government Bond Portfolio. The Core Fixed Asset Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. Members of the team work jointly to determine the majority of the investment strategy, including security selection for the firm’s U.S.: Core Fixed Income accounts.

Greg Wilensky, Senior Vice President and Portfolio Manager—US Core and Absolute Return Team at AllianceBernstein, is primarily responsible for the day-to-day management of, and has oversight and trading responsibilities for, the EQ/AllianceBernstein Short-Term Bond Portfolio, the EQ/AllianceBernstein Short-Term Government Bond Portfolio, and the Active Allocated Portion of the EQ/Quality Bond PLUS Portfolio. Mr. Wilensky is a member of the US Core and Absolute Return Team and also manages US Inflation Linked Securities Portfolios. Mr. Wilensky has been responsible for the firm’s stable value business since 1998. He joined AllianceBernstein in 1996 as a Vice President in Portfolio Management and has had portfolio management responsibilities with AllianceBernstein for the past eleven years.

BlackRock Capital Management, Inc. (“BlackRock Capital”), P.O. Box 9011, Princeton, New Jersey 08543-9011. BlackRock Capital is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2011, BlackRock Capital and its affiliates had approximately $3.513 trillion in investment company and other portfolio assets.

The management of and investment decisions for the Active Allocated Portion of the EQ/Equity Growth PLUS Portfolio will be the joint and primary responsibility of Jeffrey R. Lindsey, CFA, and Edward Dowd.

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Jeffrey R. Lindsey, CFA, is Managing Director and Portfolio Manager of BlackRock Inc.’s Large Growth Equity team since January 2005. BlackRock, Inc. is an affiliate of BlackRock Capital. Prior thereto, he was Chief Investment Officer-Growth of State Street Research & Management, overseeing all growth and core products.

Edward Dowd, is Managing Director and Portfolio Manager of BlackRock Inc.’s Large Cap Growth Equity team since January 2005. BlackRock Inc. is an affiliate of BlackRock Capital. Prior thereto, he was Vice President and Portfolio Manager at State Street Research & Management.

BlackRock Investment Management, LLC (“BlackRock”), P.O. Box 9011, Princeton, New Jersey 08543-9011, manages the EQ/BlackRock Basic Value Equity Portfolio. BlackRock also serves as Adviser to the Index Allocated Portion of each of the EQ/Franklin Core Balanced Portfolio, the EQ/AXA Franklin Small Cap Value Core Portfolio, the EQ/Global Multi-Sector Equity Portfolio, the EQ/Mutual Large Cap Equity Portfolio, the EQ/Templeton Global Equity Portfolio, the EQ/Global Bond PLUS Portfolio, the EQ/International Core PLUS Portfolio, EQ/International Value PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio, the EQ/Mid Cap Value PLUS Portfolio and the EQ/Equity Growth PLUS Portfolio. BlackRock is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2011, BlackRock and its affiliates had approximately $3.153 trillion in investment company and other portfolio assets under management.

The Index Allocated Portion of each of the EQ/Equity Growth PLUS Portfolio, EQ/Franklin Core Balanced Portfolio, the EQ/AXA Franklin Small Cap Value Core Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio, the EQ/Mid Cap Value PLUS Portfolio and the EQ/Mutual Large Cap Equity Portfolio, the EQ/Global Multi-Sector Equity Portfolio, the EQ/International Core PLUS Portfolio the EQ/International Value PLUS Portfolio and the EQ/Templeton Global Equity Portfolio is managed by Edward Corallo, Christopher Bliss, and Greg Savage.

Edward Corallo is a Managing Director of BlackRock, Inc. since 2009. He was a principal of Barclay’s Global Investors (“BGI”) from 1998 to 2009. Mr. Corallo has more than five years of portfolio management responsibility.

Christopher Bliss, Managing Director and portfolio manager, is a member of BlackRock’s Institutional Index Equity team. He focuses on emerging and frontier market strategies. He has been with BlackRock since 2009. From 2004 to 2009 he served at BGI heading a team responsible for a variety of index and enhanced index emerging market products. Mr. Bliss has more than five years portfolio management responsibility.

Greg Savage, is Managing Director and Head of iShares Portfolio Management with BlackRock’s Index Equity team. He has been with the firm as a portfolio manager since 2009. From 1999 to 2009 he served at BGI as a senior portfolio manager and team leader in the iShares Index Equity Portfolio Management group and previously as a transition manager in the Transition Management Group.

The Index Allocated Portion of the EQ/Franklin Core Balanced Portfolio tracking the Intermediate Government Credit Index is managed by Scott Radell and Karen Uyehara. Mr. Radell and Ms. Uyehara also have joint and primary responsibility for managing the Index Allocated Portion of the EQ/Global Bond PLUS Portfolio.

Scott Radell has been employed as a portfolio manager with BlackRock Investment Management LLC and BlackRock Financial Advisers (formerly, Barclays Global Fund Advisors) and its predecessors since 2009. Mr. Radell served as a portfolio manager at Barclays Global Fund Advisors and its affiliates since 2004.

Karen Uyehara, Director and Portfolio Manager, is a member of BlackRock’s Model-Based Fixed Income Portfolio Management Group. She is responsible for managing BlackRock’s US-based fixed income index funds. She has been with the firm as a portfolio manager since 2010. From 2002 to 2010 she served as a portfolio manager at Western Asset Management Company.

Kevin Rendino and Carrie King are the co-portfolio managers of the EQ/BlackRock Basic Value Equity Portfolio, and are jointly and primarily responsible for the day-to-day management of the Portfolio. Each is responsible for the selecting the Portfolio’s investments.

Kevin Rendino has been a Managing Director of and Portfolio Manager with BlackRock since 2006. He was a Managing Director of MLIM from 1997 to 2006.

Carrie King has been a Director of BlackRock since 2006. She was a Vice President of MLIM from 1993 to 2006. Ms. King has less than 5 years of portfolio management responsibility. She has been a research analyst for 23 years.

Boston Advisors, LLC (“Boston Advisors”), One Liberty Square, 10th Floor, Boston, Massachusetts 02109, is the Adviser to the EQ/Boston Advisors Equity Income Portfolio. Boston Advisors and its predecessor company have been providing investment management since 1982. Total assets under management for Boston Advisors as of December 31, 2011 were $2 billion.

The Institutional Portfolio Management team of Boston Advisors manages and makes investment decisions for the EQ/Boston Advisors Equity Income Portfolio. Each member of the investment team serves as Portfolio Manager and Analyst and is jointly and primarily responsible for the day-to-day management of the Portfolio. The members of the Institutional Portfolio Management team who manage the Portfolio are: Michael J. Vogelzang, CFA, Douglas A. Riley, CFA, and Lisa A. Sebesta, CFA.

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Michael J. Vogelzang, CFA, is President and Chief Investment Officer of Boston Advisors and heads the management team for the Portfolio. Mr. Vogelzang has been President and Chief Investment Officer of Boston Advisors since 1997.

Douglas A. Riley, CFA, is Senior Vice President and Portfolio Manager and has been with Boston Advisors in that capacity since 2002.

Lisa A. Sebesta, CFA, is Senior Vice President and Portfolio Manager and has been with Boston Advisors in that capacity since 2006. Prior to that time, she was a Portfolio Manager at Batterymarch Financial Management since 2000.

Calvert Investment Management, Inc. (“Calvert”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Calvert has been the Adviser to the EQ/Calvert Socially Responsible Portfolio since the Portfolio commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for mutual fund portfolios, including the nation’s largest array of sustainable and responsible mutual funds. As of December 31, 2011, Calvert had over $12 billion in assets under management.

Natalie Trunow is primarily responsible for the day-to-day management of the EQ/Calvert Socially Responsible Portfolio. Ms. Trunow is Senior Vice President and Chief Investment Officer, Equities of Calvert, responsible for overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios. Ms. Trunow joined Calvert as Head, Equities in August 2008. Prior to joining Calvert she served as Section Head from 2005-2008 and Portfolio Manager from 2001 to 2008 for the Global Public Markets Group of General Motors Asset Management.

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the EQ/Capital Guardian Research Portfolio since its inception. As of December 31, 2011, Capital Guardian had $56.6 billion in assets under management.

Capital Guardian’s research portfolios are comprised of a team of investment analysts who are responsible for making investment decisions for the portfolio within their individual area of coverage. Each of Capital Guardian’s research portfolios has one or more Research Portfolio Coordinator(s). They are responsible for, among other things, facilitating the communication of investment ideas, monitoring cash flows and allocating the portfolio’s assets among the analysts. Capital Guardian’s Investment Committee oversees this process. Research Portfolio Coordinators also have analyst responsibilities within the research portfolio.

Irfan Furniturwala and Cheryl Frank serve as research coordinators for the EQ/Capital Guardian Research Portfolio and are jointly and primarily responsible for the day-to-day management of the EQ/Capital Guardian Research Portfolio.

Irfan M. Furniturwala is a senior vice president and co-research portfolio coordinator of U.S. equities for Capital International Research, Inc. (an affiliate of Capital Guardian) with research responsibilities for semiconductors, U.S. storage, peripherals and computer hardware companies. Mr. Furniturewala joined Capital International as an analyst in 2001.

Cheryl E. Frank is a vice president and co-research portfolio coordinator of U.S. equities for Capital International Research, Inc. (an affiliate of Capital Guardian) with research responsibilities for the health care services sector, drug retail industry, and software. Ms. Frank joined Capital International in 2002.

Davis Selected Advisers, L.P. (“Davis”), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756. Davis serves as an investment adviser for mutual funds and individual and institutional clients. Davis has served as Adviser to the EQ/Davis New York Venture Portfolio since August 2006. As of December 31, 2011, Davis had over $55 billion in assets under management.

Christopher C. Davis, Portfolio Manager, serves as Chairman of Davis. Mr. Davis has served with Davis as a research analyst and portfolio manager in its large cap value investment discipline since 1989.

Kenneth Charles Feinberg, Portfolio Manager, has served with Davis as a research analyst and portfolio manager in its large cap value investment discipline since 1994.

The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, New York, New York 10106, is the Adviser to the EQ/Money Market Portfolio. Dreyfus was founded in 1951 and currently manages approximately 194 mutual fund portfolios. As of December 31, 2011, Dreyfus had approximately $395.5 billion in assets under management.

Franklin Advisers, Inc. (“Franklin Advisers”), One Franklin Parkway, San Mateo, CA 94403-1906, is the Adviser to the Active Allocated Portion of the EQ/Franklin Core Balanced Portfolio. Franklin Advisers is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2011, Franklin Advisers, together with its affiliates, had $670.3 billion in assets under management.

The Active Allocated Portion of the Portfolio is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team are Edward D. Perks, CFA and Charles B. Johnson. Mr. Perks has primary responsibility for the investments of the Portfolio. Subject to the general supervision of Mr. Johnson, he has final authority over all aspects of the Portfolio’s

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investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Alex Peters, CFA® and Matt Quinlan, CFA®, are members of the team of professionals managing the Portfolio.

Charles B. Johnson, Chairman and director of Franklin Resources, Inc., joined Franklin Templeton Investments in 1957 and has held his current position since that time.

Edward D. Perks, CFA®, Senior Vice President and Director of Core Hybrid Portfolio Management joined Franklin Templeton Investments in 1992. He has held his current position since 2002 and has had portfolio management responsibilities for the past five years.

Alex Peters, CFA®, is a Portfolio Manager with Franklin Templeton Investments. He joined Franklin Templeton Investments in 1992 as a portfolio manager. Mr. Peters is also a member of the Core/Hybrid team of Franklin Investments.

Matt Quinlan, CFA®, is a Portfolio Manager with Franklin Templeton Investments. He joined Franklin Templeton Investments in 2005 as a research analyst and became a portfolio manager in 2007. Prior thereto, he worked in investment banking at Citigroup. Mr. Quinlan is also a member of the Core/Hybrid team.

Franklin Advisory Services, LLC (“Franklin Advisory”), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, is the Adviser to the Active Allocated Portion of the EQ/AXA Franklin Small Cap Value Core Portfolio. Franklin is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2011, Franklin Advisory, together with its affiliates, had $670.3 billion in assets under management.

The Active Allocated Portion of the Portfolio is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers have responsibility for the day-to-day management of the Portfolio and operate as a team to develop ideas and implement investment strategy for the Portfolio. The portfolio managers for the Portfolio are William J. Lippman, CFA®, Bruce C. Baughman, CPA, Margaret McGee, Y. Dogan Sahin, CFA® and Donald G. Taylor, CPA.

William J. Lippman, President of Franklin Advisory and a chief investment officer, U.S. value of Franklin Advisory. He, joined Franklin Templeton Investments in 1988 and has held his current position since that time. Mr. Lippman has primary responsibility for the investments of the Portfolio. He has final authority over all aspects of the Portfolio’s investments, including but not limited to, purchases and sales of individual securities. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Bruce C. Baughman, CPA, Senior Vice President and portfolio manager of Franklin Advisory, joined Franklin Templeton Investments in 1988 and has held his current position since that time. Mr. Baughman is a portfolio manager for the Portfolio, providing research and advice on the purchases and sales of individual securities.

Margaret McGee, Vice President, research analyst and portfolio manager of Franklin Advisory, joined Franklin Templeton Investments in 1988. She has held her current position since 1997. Ms. McGee is a portfolio manager for the Portfolio, providing research and advice on the purchases and sales of individual securities.

Y. Dogan Sahin, CFA, Portfolio Manager/Research Analyst of Franklin Advisory, joined Franklin Templeton Investments in 2001 as a research analyst. Mr. Sahin is a portfolio manager for the Portfolio, providing research and advice on the purchases and sales of individual securities.

Donald G. Taylor, CPA, Senior Vice President and portfolio manager of Franklin Advisory, joined Franklin Templeton Investments in 1996 and has held his current position since that time. Mr. Taylor is a portfolio manager for the Portfolio, providing research and advice on the purchases and sales of individual securities.

Franklin Mutual Advisers, LLC (“Franklin Mutual”), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the Adviser to the Active Allocated Portion of the EQ/Mutual Large Cap Equity Portfolio. Franklin Mutual is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2011, Franklin Mutual, together with its affiliates, had $670.3 billion in assets under management.

The portfolio managers for the Active Allocated Portion of the Portfolio have primary responsibility for the investments of the Portfolio and have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time. The assistant portfolio manager provides research and advice on the purchases and sales of individual securities and portfolio risk assessment. Peter Langerman and F. David Segal, CFA®, are co-managers for the Portfolio and Deborah A. Turner is assistant portfolio manager for the Portfolio.

Peter A. Langerman, Chairman, President and Chief Executive Officer of Franklin Mutual, rejoined Franklin Templeton Investments in 2005. He originally joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and port-

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folio manager, before leaving in 2002 and serving as director of New Jersey’s Division of Investment, overseeing employee pension funds.

F. David Segal, CFA, Portfolio Manager and research analyst of Franklin Mutual, joined Franklin Templeton Investments in 2002 and has held his current position since that time.

Deborah A. Turner, CFA, Assistant Portfolio Manager of Franklin Mutual, joined Franklin Templeton Investments in 1996 and has held her current position since that time.

GAMCO Asset Management Inc. (“GAMCO”), One Corporate Center, Rye, New York 10580, is the Adviser to the EQ/GAMCO Mergers and Acquisitions Portfolio and the EQ/GAMCO Small Company Value Portfolio. As of December 31, 2011, total assets under management for all clients were $34.1 billion.

Mario J. Gabelli serves as the Chief Executive Officer and Chief Investment Officer of the Value Portfolios for GAMCO and is responsible for the day-to-day management of the Portfolios. He has over 40 years’ experience in the investment industry.

Institutional Capital LLC (“ICAP”), 225 West Wacker Drive, Suite 2400, Chicago, IL 60606, manages the Active Allocated Portion of the EQ/Large Cap Core PLUS Portfolio. ICAP is a registered investment adviser. As of December 31, 2011, ICAP had approximately $22 billion in assets under management.

Jerrold K. Senser and Tom Wenzel are jointly and primarily responsible for the day-to-day management of the Active Allocated Portion of the EQ/Large Cap Core PLUS Portfolio.

Jerrold K. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. He heads the investment committee and is a lead portfolio manager for all ICAP’s investment strategies. Mr. Senser joined ICAP in 1986 and has portfolio management responsibilities since that time.

Tom Wenzel, Senior Executive Vice President and Director of Research, is a senior member of the investment committee. Mr. Wenzel serves as a lead portfolio manager for all ICAP’s investment strategies. He joined ICAP in 1992 and has had portfolio management responsibility since that time.

Invesco Advisers, Inc. (“Invesco”), 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, serves as the Adviser of the EQ/Van Kampen Comstock Portfolio. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly held company, that through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2011 Invesco had over $625.3 billion in assets under management.

Jason S. Leder, Kevin C. Holt, Devin E. Armstrong, James N. Warwick and Matthew Seinsheimer have joint and primary responsibility for the day-to-day management of the Portfolio.

Jason S. Leder, has been a Portfolio Manager of Invesco since June 2010. Prior thereto, he was a Managing Director and Portfolio Manager with Morgan Stanley Investment Management, Inc. (“MSIM”) since 1995 and a portfolio manager of the Portfolio since April 2005.

Kevin C. Holt, has been a Lead Portfolio Manager of Invesco since June 2010. Prior thereto, he was a Managing Director and Portfolio Manager with MSIM since 1999 and a portfolio manager of the Portfolio since April 2005.

Devin E. Armstrong, has been a Portfolio Manager of Invesco since June 2010. Prior thereto he was Vice President and Portfolio Manager at MSIM since August 2004, and research analyst from August 2004 to July 2007. He has been a portfolio manager of the Portfolio since July 2007.

James N. Warwick, has been a Portfolio Manager of Invesco since June 2010. Prior thereto he was an Executive Director and Portfolio Manager at MSIM since May 2002 and a Portfolio Manager of the Portfolio since July 2007.

Matthew Seinsheimer, has been Portfolio Manager of Invesco, who has been associated with Invesco and/or its affiliates in an investment management capacity since 1998.

J.P.Morgan Investment Management Inc. (“JPMorgan”) 270 Park Avenue, New York, New York 10016, has served as Adviser of the EQ/JPMorgan Value Opportunities Portfolio since December 13, 2004. JPMorgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirement plans in the nation. As of December 31, 2011, JPMorgan and its affiliates had $1.3 trillion in assets under management.

Alan Gutmann, Vice President, is primarily responsible for the day-to-day management of the EQ/JPMorgan Value Opportunities Portfolio. Mr. Gutmann is a Vice President and Portfolio Manager in the Large Cap Value Strategy Team and has been with JPMorgan in this capacity since 2003.

Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes. As of December 31, 2011, Lord Abbett had approximately $110.4 billion in assets under management.

The EQ/Lord Abbett Large Cap Core Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The team is headed by Daniel H. Frascarelli, Partner and Portfolio Manager. Mr. Frascarelli joined Lord Abbett in 1990 and has been a team member since the Portfolio’s inception. Mr. Frascarelli has served as a portfolio manager for several other

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investment strategies since 1993. Assisting Mr. Frascarelli is Randy M. Reynolds, Portfolio Manager. Mr. Reynolds joined the team in 2004 after having started with Lord Abbett in 1999. Mr. Reynolds has served as a quantitative and research analyst for several investment strategies. Messrs. Frascarelli and Reynolds are jointly and primarily responsible for the day-to-day management of the Portfolio.

Marsico Capital Management LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, is an independent, majority employee-owned, registered investment adviser. Marsico manages the Active Allocated Portion of the EQ/Large Cap Growth PLUS Portfolio. Marsico was organized in September 1997 as a Delaware limited liability company provides investment advisory services to other mutual funds and private accounts. As of December 31, 2011, Marsico had approximately $37.2 billion in assets under management.

Thomas F. Marsico is co-manager of the Active Allocated Portion of the Portfolio. Mr. Marsico, Chief Investment Officer of Marsico has over 30 years of experience as a securities analyst and portfolio manager.

A. Douglas Rao, is a co-manager of the Active Allocated Portion of the Portfolio. Mr. Rao is a portfolio manager and senior analyst with Marsico. He joined Marsico in 2005, and has more than 10 years experience as a securities analyst. Mr. Rao has been a portfolio manager since July 2007.

Coralie Witter, CFA, is a co-manager of the Active Allocated Portion of the Portfolio. Ms. Witter is a senior analyst and portfolio manager. She has been associated with Marsico as an investment professional since 2004 and has over 15 years experience in the financial services industry.

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the EQ/MFS International Growth Portfolio since July 25, 2005. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2011, assets under management of the MFS organization were approximately $251 billion. David Antonelli and Kevin Dwan are primarily responsible for the day-to-day management of the EQ/MFS International Growth Portfolio.

David Antonelli is Vice Chairman and Portfolio Manager of MFS and has been employed in the investment area of MFS since 1991.

Kevin Dwan is Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2005.

Montag & Caldwell, LLC (“Montag & Caldwell”), 3455 Peachtree Road, N.E., Suite 1200, Atlanta, Georgia 30326, is the Adviser to the Portfolio. Montag & Caldwell has been engaged in the business of providing investment counseling to individuals and institutions since 1945. As of December 31, 2011 Montag & Caldwell had $12.1 billion in assets under management.

Ronald E. Canakaris, Chairman and Chief Investment Officer of Montag & Caldwell, is responsible for the day-to-day investment management of the EQ/Montag & Caldwell Growth Portfolio and has more than 40 years’ experience in the investment industry. He has been Chief Investment Officer of Montag & Caldwell for more than 20 years.

Morgan Stanley Investment Management Inc. (“MSIM Inc.”), 522 Fifth Avenue, New York, NY 10036. MSIM Inc. has been the Adviser to the EQ/Morgan Stanley Mid Cap Growth Portfolio and the EQ/Global Multi-Sector Equity Portfolio since the Portfolios commenced operations. MSIM Inc. conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2011 MSIM Inc. had approximately $287.4 billion in assets under management.

MSIM Inc. has entered into a sub-advisory agreement, whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company (“MSIM Company”), an affiliate investment adviser located at 23 Church Street, 16-01 Capital Square, Singapore 04981.

MSIM Inc. has entered into a sub-advisory agreement, whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan Stanley Investment Management Limited (“MSIM Limited”), an affiliated investment adviser located at 25 Cabot Square, Canary Wharf, London, E114QA, England.

The Active Allocated Portion of the EQ/Global Multi-Sector Equity Portfolio is managed within MSIM Inc.’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are: Ruchir Sharma, James Cheng, Paul Psaila, Eric Carlson and Ana Cristina Piedrahita. The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few investors who additionally specialize in an industry.

Ruchir Sharma, the lead portfolio manager, is a Managing Director of MSIM Inc., and has been managing the EQ/Global Multi-Sector Equity Portfolio since 2001. He has been with MSIM Inc. in an investment management capacity since 1996.

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James Cheng, a Managing Director of MSIM Company. Mr. Chang has been associated with MSIM Inc. since August 2006 and has been managing the Portfolio since 2006. Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited from January 2005 to July 2006.

Paul Psaila, a Managing Director of MSIM Inc., has been managing the EQ/Global Multi-Sector Equity Portfolio since its inception and has been an investment management professional with MSIM Inc. since 1994.

Eric Carlson, an Managing Director of MSIM Inc., has been associated with MSIM Inc. in an investment management capacity since 1997 and has been a member of the team managing the EQ/Global Multi-Sector Equity Portfolio since October 2006.

Ana Cristina Piedrahita, an Executive Director of MSIM Inc., has been associated with MSIM Inc. in an investment managing capacity since 2002. She has been a member of the team managing the Portfolio since October 2006.

The Growth team is jointly and primarily responsible for the day-to-day management of the EQ/Morgan Stanley Mid Cap Growth Portfolio. The current members of the team include Dennis Lynch, David Cohen, Sam Chainani, Alexander Norton, Jason Yeung and Armistead Nash. Members of the team may change from time to time.

Dennis Lynch is a Managing Director with MSIM Inc. He joined the firm in 1998 and has had portfolio management responsibilities for more than five years.

David Cohen is a Managing Director with MSIM Inc. He joined the firm in 1993 and has had portfolio management responsibilities for more than five years.

Sam Chainani is a Managing Director with MSIM Inc. He joined the firm in 1996 and has had portfolio management responsibilities for more than five years.

Alexander Norton is an Executive Director with MSIM Inc. He joined the firm in 2000 and has had portfolio management responsibility for more than five years.

Jason Yeung is a Managing Director with MSIM Inc. He joined the firm in 2002 and has had portfolio management responsibilities since September 2007. Prior to that time, Mr. Yeung was an Investor with MSIM Inc.

Armistead Nash is an Executive Director with MSIM Inc. He joined the firm in 2002 and has had portfolio management responsibilities since September 2008. Prior to that time, Mr. Nash was an Investor with MSIM Inc.

Northern Cross, LLC (“Northern Cross”), 125 Summer Street, Suite 1400, Boston, Massachusetts, 02110 is the Adviser to the Active Allocated Portion of the EQ/International Value PLUS Portfolio. Northern Cross serves as an adviser for institutional clients and as a subadviser for mutual funds and annuity contracts. As of December 31, 2011, Northern Cross had approximately $32.6 billion in assets under management. Howard Appleby, Jean-Francois Ducrest, James LaTorre, and Edward E. Wendell, Jr. are jointly and primarily responsible for the day-to-day management of the Portfolio.

Howard Appleby, Principal and Portfolio Manager of Northern Cross from 2003 to present.

Jean-Francois Ducrest, Principal and Portfolio Manager of Northern Cross from 2003 to present.

James LaTorre, Principal and Portfolio Manager of Northern Cross from 2003 to present.

Edward E. Wendell, Jr. Principal and Portfolio Manager of Northern Cross from 2003 to present.

OppenheimerFunds, Inc. (“Oppenheimer”), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer has been an investment adviser since 1960. As of December 31, 2011, Oppenheimer, together with its affiliates, had over $168.8 billion in assets under management.

Rajeev Bhaman, CFA, Senior Vice President, is primarily responsible for the day-to-day management of the EQ/Oppenheimer Global Portfolio. He has held his current position since 1997 and he joined Oppenheimer in 1996.

Pacific Investment Management Company, LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the EQ/PIMCO Ultra Short Bond Portfolio. PIMCO has provided investment counseling since 1971. As of December 31, 2011, PIMCO had approximately $1.36 trillion in assets under management.

Jerome Schneider, is responsible for the day-to-day management of the Portfolio. Mr. Schneider is also Executive Vice President of PIMCO. He joined PIMCO in 2008 as a portfolio manager. Prior to joining PIMCO, he served as a Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

SSgA Funds Management, Inc. (“SSgA FM”) is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA FM is a wholly owned subsidiary of State Street Corporation. As of December 31, 2011, SSgA FM had over $216.89 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation.

Each of the EQ/Large Cap Value Index Portfolio and the EQ/Mid Cap Index Portfolio is managed by SSgA’s Global Equity Beta Solution Team. Portfolio managers Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of each Portfolio.

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Lynn Blake is a Senior Managing Director of SSgA FM, and CIO of Passive Equities. In this capacity, Ms. Blake oversees a team of 65 portfolio managers globally, and over 1,000 portfolios with assets in excess of $750 billion. In addition, Ms. Blake Co-Chairs the SSgA Fiduciary Committee and is a member of the North American Product Development Committee, the IT Steering Committee, and the Senior Management Group. Prior to her current role, she was Head of Non-US Markets of passive equities, responsible for overseeing the management of all non-US equity index strategies, as well as serving as portfolio manager for several equity index portfolios. Ms. Blake joined SSgA in 1987.

John Tucker is a Managing Director of SSgA FM, and Co-Head of Passive Equity Strategies in North America. Mr. Tucker is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in Boston and Montreal. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in their second largest investment center. Mr. Tucker joined State Street in 1988.

The EQ/Core Bond Index Portfolio and the EQ/Intermediate Government Bond Portfolio are managed by the U.S. Beta Solutions Team. Portfolio Managers Mahesh Jayakumar and Michael Brunell are jointly and primarily responsible for the day-to-day management of each Portfolio.

Mahesh Jayakumar, is a Principal of SSgA FM. He currently is a Portfolio Manager in the Beta and Government Solutions team in Global Fixed Income. He is responsible for managing several portfolios spanning diverse areas such as Green Bonds Agencies, Government/Credit, Aggregate and client directed mandates. Mr. Jayakumar has been with SSgA FM since 2008. Prior to joining State Street Corporation, Mr. Jayakumar worked as a software development manager for a large enterprise software provider.

Michael Brunell has been a member of the Fixed Income Index team since 2004. Mr. Brunell is a Vice President of SSgA FM. In his current role as part of the Beta solutions group, Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income exchange traded funds, which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing the US Bond Operations team, which he had been a member of since 1997.

Templeton Investment Counsel, LLC (“Templeton”), 500 E. Broward Boulevard, Fort Lauderdale, Florida 33394, is the Adviser to the Active Allocated Portion of the EQ/Templeton Global Equity Portfolio. Templeton is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2011, Templeton, together with its affiliates, had $670.3 billion in assets under management.

Cindy Sweeting, CFA, Executive Vice President and Director of Portfolio Management of Templeton, is primarily responsible for the investments of the EQ/Templeton Global Equity Portfolio. She has served as a Portfolio Manager for the Portfolio since February 2008. From January 2008 to February 2011, she was President and Director of Portfolio Management of Templeton Global Advisers Limited. Prior to that time, Ms. Sweeting was Director of Research of the Templeton Global Equity Group. Ms. Sweeting has over 25 years of experience in the investment industry.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, is the Adviser to the EQ/T. Rowe Price Growth Stock Portfolio. T. Rowe Price was founded in 1937 and as of December 31, 2011, T. Rowe Price and its affiliates Price had $489.5 billion under management.

P. Robert Bartolo, CPA, CFA, has primary responsibility for managing the EQ/T. Rowe Price Growth Stock Portfolio. Mr. Bartolo is portfolio manager for the T. Rowe Price Growth Stock Fund. Mr. Bartolo is also a Vice President of T. Rowe Price and its affiliate T. Rowe Price Group, Inc. and his investment experience dates from 1997. Mr. Bartolo has been with T. Rowe Price since August 2002. He is also a portfolio manager in the Equity Division and serves on several of the Investment Advisory Committees for the firm. Mr. Bartolo has fourteen years of investment experience, nine of which have been at T. Rowe Price.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), One North Wacker Drive, Chicago, Illinois 60606, is the Adviser to the EQ/UBS Growth and Income Portfolio. As of December 31, 2011, UBS Global AM had approximately $149 billion in assets under management. UBS Global AM, is an indirect, wholly owned subsidiary of UBS AG (“UBS”) and a member of the UBS Global Asset Management division, which had approximately $612 billion in assets under management as of December 31, 2011. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

John C. Leonard, CFA®, and Thomas J. Digenan, CFA®, are the portfolio managers jointly and responsible for the day-to-day management of the EQ/UBS Growth and Income Portfolio.

John C. Leonard, CFA, is a Managing Director and Global Head of Equities, has been for more than five years and is responsible for the construction of U.S. equity portfolios and the oversight of UBS Global AM’s Chicago-based strategy team. He has been with UBS Global AM as an investment professional since 1991. Mr. Leonard assists in portfolio construction.

Thomas J. Digenan, CFA, is a Managing Director and North American Equity Strategist. He assists in portfolio construction. Mr. Digenan joined UBS Global AM as an investment professional in 1993. He has been a North American Equities Strategist since 2001.

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Wells Capital Management Inc., (“Wells Capital Management”) 525 Market Street, San Francisco, California 94105, serves as Adviser to the EQ/Wells Fargo Omega Growth Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. Wells Capital Management is an indirect wholly owned subsidiary of Wells Fargo & Company, a publicly held company. As of December 31, 2011, Wells Capital Management (includes former Evergreen Investment Management Company, LLC) had approximately $330.9 billion in assets under management.

Thomas J. Pence, CFA and Michael T. Smith, CFA are jointly and primarily responsible for the day-to-day management of the EQ/Wells Fargo Omega Growth Portfolio.

Thomas J. Pence, CFA has been a Portfolio Manager with Wells Capital Management or an affiliate since 2005.

Michael T. Smith, CFA has been a Portfolio Manager and Investment Analyst with Wells Capital Management or an affiliate since 2005.

Wells Capital Management and its affiliate First International Advisors, LLC, (“First International”), 30 Fenchurch Street, London, England, United Kingdom, EC3M 3BD, serve as Advisers to the Active Allocated Portion of the EQ/Global Bond PLUS Portfolio. First International, provides investment advisory services for mutual funds, company retirement plans, foundations, endowments, trust companies and other institutional clients. As of December 31, 2011, First International, managed over $6.9 billion.

Anthony Norris and Peter Wilson have joint and primary responsibility for the day-to-day management of the Active Allocated Portion of the Portfolio.

Anthony Norris is Chief Investment Officer, Managing Director of Research and a senior portfolio manager at First International. He joined First International in 1989 and has been a portfolio manager for more than 20 years.

Peter Wilson is Managing Director and senior portfolio manager at First International. He joined First International in 1989 and has been a portfolio manager for more than 20 years.

Wellington Management Company, LLP (“Wellington Management”), 280 Congress Street, Boston, MA 02210, manages the Active Allocated Portion of the EQ/Mid Cap Value PLUS Portfolio. Wellington Management is a Massachusetts limited liability partnership and professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2011, Wellington Management had investment management authority with respect to approximately $651 billion in assets.

James N. Mordy, Senior Vice President and Equity Portfolio Manager, is responsible for the day-to-day management of the Active Allocated Portion of the EQ/Mid Cap Value PLUS Portfolio. Mr. Mordy joined Wellington Management as an investment professional in 1985.

WHV Investment Management (“WHV”) and its affiliate Hirayama Investments, LLC (“Hirayama Investments”), each located at 301 Battery Street, Suite 400, San Francisco, CA 94111, manage the Active Allocated Portion of the EQ/International Core PLUS Portfolio. Wentworth has been providing investment advisory services since 1937. As of December 31, 2011, Wentworth had approximately $13 billion in assets under management. Hirayama Investments provides subadvisory services to Wentworth with respect to clients utilizing Wentworth’s international and global strategies.

Richard K. Hirayama is responsible for the day-to-day management of the Active Allocated Portion of the EQ/International Core PLUS Portfolio. Mr. Hirayama, Senior Vice President, Portfolio Manager and Security Analyst joined Wentworth in 1990 and has had portfolio management responsibilities since that time. Mr. Hirayama is also the Managing Member of Hirayama Investments and has had portfolio management responsibilities since its effective date of January 1, 2009.

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, manages the ETF Allocated Portion of and the models used to manage portions of each of the EQ/Equity Growth PLUS Portfolio, the EQ/Global Bond PLUS Portfolio, the EQ/International Core PLUS Portfolio, EQ/International Value PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Large Cap Growth PLUS Portfolio, the EQ/Large Cap Value PLUS Portfolio, the EQ/Mid Cap Value PLUS Portfolio and the EQ/Quality Bond PLUS Portfolio. In addition, FMG LLC oversees the models used to manage portions of the EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Templeton Global Equity Portfolio.

A committee of FMG LLC investment personnel (“Investment Committee”) manages the Fund of Funds Portion of the EQ/Quality Bond PLUS Portfolio. The Investment Committee also is responsible for the allocation of assets between the allocated portions of the EQ/Quality Bond PLUS Portfolio. The Investment Committee also is responsible for determining the allocation of assets between the actively and passively managed portions of the EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/International Core PLUS Portfolio, EQ/International Value PLUS, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Mutual Large Cap Equity Portfolio, and EQ/Templeton Global Equity Portfolio, overseeing the models used to manage the Portfolios, selecting and monitoring the Advisers for the Port-

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folios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees. In addition, the Investment Committee manages ETFs investments for the EQ/Core Bond Index Portfolio and the EQ/Intermediate Government Bond Portfolio.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Senior Vice President of FMG LLC since May 2011 and as Senior Vice President of AXA Equitable from September 2011 to present. He served as Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007 and for the Fund of Funds Portion of the EQ/Quality Bond PLUS Portfolio since October 26, 2010. Mr. Kozlowski served as Chief Financial Officer and Treasurer of the Trust from 2002 to 2007.

Alwi Chan, CFA® has served as a Vice President of FMG LLC since May 2011 and as Vice President of AXA Equitable since February 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an assistant portfolio manager of FMG LLC since May 2011 and has served as Assistant Vice President of AXA Equitable since 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC .

Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court for the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC. The lawsuit was filed derivatively on behalf of eight funds: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; EQ/Intermediate Government Bond Portfolio; EQ/Large Cap Value PLUS Portfolio; EQ/Global Multi-Sector Equity Portfolio; EQ/Mid Cap Value PLUS Portfolio; and EQ/GAMCO Small Company Value Portfolio. The lawsuit sought recovery under Section 36(b) of the 1940 Act for alleged excessive fees paid to AXA Equitable and the Manager (the “Defendants”) for investment management services. The Plaintiff sought recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses, and reserves the right to seek punitive damages where applicable. In October 2011, the Defendants filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an amended complaint asserting a claim under Section 36(b) and new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged unreasonable management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. In the amended complaint, the Plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witness, and reserves the right to seek punitive damages where applicable. The Defendants filed a motion to dismiss the amended complaint in December 2011. In February 2012 the Plaintiff filed her opposition to the motion. In March 2012, the Defendants filed a reply memorandum.

On November 1, 2010, the Trust was named as a defendant and a putative member of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust as holder of publicly-traded shares of Tribune Company, which was a component of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses. The Noteholder Suit has been consolidated with a number of related lawsuits filed by the Noteholders around the country into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the EQ/Mid Cap Value PLUS Portfolio are named as defendants in the Noteholder Suits and as putative members of the proposed defendant class of shareholders in the Committee’s suit (and named separately in the Committee’s suit, in the event it is not certified as a class action). The amounts paid to the EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the EQ/Mid Cap Value PLUS Portfolio in connection with the public tender offers were approximately $1,740,800, $1,122,000 and $2,992,000, respectively. The lawsuits allege no misconduct by the Trust or the Portfolios. The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s net asset value.

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Legal Proceedings Relating to the Advisers

Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Advisers, Inc. and Templeton Global Advisors Limited

In 2003 and 2004, multiple lawsuits were filed against Franklin Resources, Inc., and certain of its investment adviser subsidiaries, among other defendants, alleging violations of federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc. and have been consolidated for pretrial purposes along with hundreds of other similar lawsuits against other mutual fund companies. All of the Franklin Templeton Investments mutual funds that were named in the litigation as defendants have since been dismissed, as have the independent trustees to those funds.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website. Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.’s Form 10-Q or Form 10-K filings with the U.S. Securities and Exchange Commission.

OppenheimerFunds, Inc. (“OFI”)

Pending Litigation. During 2009, a number of lawsuits have been filed in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and certain Oppenheimer mutual funds (“Defendant Funds”) advised by OFI and distributed by OFDI (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers and trustees and former trustees of the respective Defendant Fund. The plaintiffs are seeking class action status on behalf of those who purchased shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.

A lawsuit has been brought in state court against OFI, OFDI and another subsidiary of OFDI, on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against OFI and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contact, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorney’s fees and litigation expenses. An agreement in principal has been reached to settle the lawsuits on behalf of Oregon College Savings Plan Trust.

Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of OFI, against OFI and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named OFDI, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

OFI believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or OFDI to perform their respective duties to the Fund, and that outcome of all the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

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5. Fund distribution arrangements

The Trust offers three classes of shares on behalf of each Portfolio in this Prospectus: Class IA, Class IB and Class K shares. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IA, Class IB and Class K shares of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares. Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged an annual fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class IA and Class IB shares is 0.25% of the average daily net assets attributable to Class IA and Class IB shares. Because these fees are paid out of the Portfolio’s assets on an on going basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

The distributor may receive payments from certain Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

EQ Advisors Trust	Fund distribution arrangements	207

6. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios (or underlying ETFs in which a Portfolio invests) that invest a significant portion of their assets in foreign securities (e.g. EQ/International Equity Index Portfolio, EQ/International Value PLUS Portfolio, EQ/MFS International Growth Portfolio, EQ/International Core PLUS Portfolio, EQ/Oppenheimer Global Portfolio, iShares MSCI Mexico Index Fund), in securities of small- and mid-cap companies (e.g. EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/Mid Cap Value PLUS Portfolio, iShares Russell Midcap lndex Fund), or in high-yield securities (SPDR® Barclays Capital High Yield Bond ETF) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-cap companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive

208	Buying and selling shares	EQ Advisors Trust

transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	209

7. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning reports, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

210	How portfolio shares are priced	EQ Advisors Trust

8. Dividends and other distributions and tax consequences

Dividends and other Distributions

The Portfolios (other than the EQ/Money Market Portfolio) generally distribute most or all of their net investment income and their net realized gains, if any, annually. The EQ/Money Market Portfolio normally declares and distributes dividends from its net investment income daily, and distributes its net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify each taxable year to be treated as a regulated investment company, for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A regulated investment company that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, any Portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Manager and the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	211

9. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

212	Glossary of Terms	EQ Advisors Trust

10. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA, Class IB and Class K shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA, Class IB and Class K shares of each Portfolio has been derived from the financial statements of each Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. [PricewaterhouseCoopers LLP’s] report on each Portfolio’s financial statements as of December 31, 2011 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio

Class IB
February 18, 2011* to December 31, 2011
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.52)†

Total from investment operations	(0.38)

Net asset value, end of period	$9.62

Total return(b)	(3.80)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$66,090
Ratio of expenses to average net assets:
After waivers(a)(f)	1.26%
Before waivers(a)(f)	1.86%
Ratio of net investment income (loss) to average net assets:
After waivers(a)(f)	1.67%
Before waivers(a)(f)	1.08%
Portfolio turnover rate	131%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.

EQ Advisors Trust	Financial Highlights	213

Financial Highlights (cont’d)

EQ/AllianceBernstein Short-Term Bond Portfolio

	Class IA		Class K
	Year Ended December 31, 2011	October 25, 2010* to December 31, 2010	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.76	$10.00	$9.63

Income (loss) from investment operations:
Net investment income (loss)	0.18 (e)	0.04 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments and futures .	(0.33)	(0.24)	(0.07)

Total from investment operations	(0.15)	(0.20)	(0.01)

Less distributions:
Dividends from net investment income	(0.30)	(0.04)	(0.30)
Distributions from net realized gains	—	— #

Total dividends and distributions	(0.30)	(0.04)	(0.30)

Net asset value, end of period	$9.31	$9.76	$9.32

Total return(b)	(1.52)%	(1.98)%	(0.09)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10	$1,172,827	$653,073
Ratio of expenses to average net assets(a)	0.62%	0.64%	0.61%
Ratio of net investment income (loss) to average net assets(a)	1.82%	2.16%	1.88%
Portfolio turnover rate	87%	17%	87%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

214	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/AllianceBernstein Small Cap Growth Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2011		2010	2009	2008	2007		2011		2010		2009		2008		2007
Net asset value, beginning of year	$16.46		$12.33	$9.08	$16.39	$16.37		$15.83		$11.88		$8.76		$15.85		$15.95

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(e)	0.02 (e)	0.02 (e)	0.02 (e)	(0.05	)(e)	(0.04	)(e)	(0.01	)(e)	—	#(e)	(0.01	)(e)	(0.09	)(e)
Net realized and unrealized gain (loss) on investments and futures	(0.08)		4.12	3.25	(7.31)	2.73		(0.09)		3.96		3.12		(7.06)		2.65

Total from investment operations	(0.09)		4.14	3.27	(7.29)	2.68		(0.13)		3.95		3.12		(7.07)		2.56

Less distributions:
Dividends from net investment income	—		(0.01)	(0.02)	— #	—		—		—		—	#	—		—
Distributions from net realized gains	(0.68)		—	—	(0.02)	(2.66)		(0.68)		—		—		(0.02)		(2.66)

Total dividends and distributions	(0.68)		(0.01)	(0.02)	(0.02)	(2.66)		(0.68)		—		—	#	(0.02)		(2.66)

Net asset value, end of year	$15.69		$16.46	$12.33	$9.08	$16.39		$15.02		$15.83		$11.88		$8.76		$15.85

Total return	(0.37)%		33.56%	36.00%	(44.52)%	17.00%		(0.64)%		33.25%		35.64%		(44.66)%		16.70%

Ratios/ Supplemental Data:
Net assets, end of year (000’s)	$425,468		$1,006,467	$725,459	$308,472	$542,826		$592,924		$643,902		$491,589		$402,055		$771,708
Ratio of expenses to average net assets:
After fees paid indirectly	0.85%		0.86%	0.89%	0.87%	0.86%		1.10	%(c)	1.11%		1.14%		1.12%		1.11%
Before fees paid indirectly	0.86%		0.86%	0.90%	0.89%	0.87%		1.11%		1.11%		1.15%		1.14%		1.12%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.07)%		0.15%	0.24%	0.17%	(0.26)%		(0.26)%		(0.10)%		0.03%		(0.08)%		(0.51)%
Before fees paid indirectly	(0.07)%		0.15%	0.23%	0.15%	(0.27)%		(0.27)%		(0.11)%		0.02%		(0.10)%		(0.52)%
Portfolio turnover rate	50%		52%	64%	115%	84%		50%		52%		64%		115%		84%

EQ Advisors Trust	Financial Highlights	215

Financial Highlights (cont’d)

EQ/AllianceBernstein Small Cap Growth Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$14.62

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	1.73

Total from investment operations	1.75

Less distributions:
Distributions from net realized gains	(0.68)

Net asset value, end of period	$15.69

Total return(b)	12.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$570,308
Ratio of expenses to average net assets:
After fees paid indirectly(a)	0.86%
Before fees paid indirectly(a)	0.87%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly(a)	0.29%
Before fees paid indirectly(a)	0.28%
Portfolio turnover rate	50%

#	Per share amount is less than $0.005.
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

216	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/AXA Franklin Small Cap Value Core Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011		2010	2009		2008	2007
Net asset value, beginning of year	$10.21	$8.23	$6.48	$9.84	$10.85	$10.23		$8.24	$6.49		$9.84	$10.85

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.04 (e)	0.08 (e)	0.11 (e)	0.12 (e)	0.01	(e)	0.02 (e)	0.07	(e)	0.09 (e)	0.09	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.97)	1.98	1.76	(3.39)	(1.03)	(1.00)		1.99	1.75		(3.37)	(1.03)

Total from investment operations	(0.95)	2.02	1.84	(3.28)	(0.91)	(0.99)		2.01	1.82		(3.28)	(0.94)

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.09)	(0.08)	(0.07)	(0.01)		(0.02)	(0.07)		(0.07)	(0.04)
Distributions from net realized gains	—	—	—	—	(0.03)	—		—	—		—	(0.03)

Total dividends and distributions	(0.04)	(0.04)	(0.09)	(0.08)	(0.10)	(0.01)		(0.02)	(0.07)		(0.07)	(0.07)

Net asset value, end of year	$9.22	$10.21	$8.23	$6.48	$9.84	$9.23		$10.23	$8.24		$6.49	$9.84

Total return	(9.33)%	24.57%	28.44%	(33.28)%	(8.39)%	(9.64)%		24.35%	28.07%		(33.35)%	(8.63)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,286	$275,810	$234,697	$286,642	$246,846	$138,682		$150,374	$114,966		$84,282	$67,492
Ratio of expenses to average net assets:
After waivers and reimbursements	0.90%	0.91%	0.96%	1.05%	1.05%	1.15%		1.16%	1.21	%(c)	1.30%	1.30%
After waivers, reimbursements and fees paid indirectly	0.90%	0.91%	0.75%	1.05%	1.05%	1.15%		1.16%	0.97%		1.30%	1.30%
Before waivers, reimbursements and fees paid indirectly	0.92%	0.92%	0.97%	1.08%	1.08%	1.17	%(c)	1.17%	1.22	%(c)	1.33%	1.33	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.18%	0.47%	1.00%	1.26%	1.12%	0.11%		0.22%	0.73%		1.02%	0.78%
After waivers, reimbursements and fees paid indirectly	0.18%	0.47%	1.21%	1.26%	1.12%	0.11%		0.22%	0.96%		1.02%	0.78%
Before waivers, reimbursements and fees paid indirectly	0.17%	0.46%	0.98%	1.23%	1.09%	0.10%		0.21%	0.72%		0.99%	0.73%
Portfolio turnover rate	16%	16%	57%	30%	3%	16%		16%	57%		30%	3%

EQ Advisors Trust	Financial Highlights	217

Financial Highlights (cont’d)

EQ/AXA Franklin Small Cap Value Core Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.63

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)
Net realized and unrealized gain (loss) on investments and futures	0.61

Total from investment operations	0.63

Less distributions:
Dividends from net investment income	(0.04)

Net asset value, end of period	$9.22

Total return(b)	7.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$198,047
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.90%
After waivers, reimbursements and fees paid indirectly(a)	0.90%
Before waivers, reimbursements and fees paid indirectly(a)	0.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.76%
After waivers, reimbursements and fees paid indirectly(a)	0.76%
Before waivers, reimbursements and fees paid indirectly(a)	0.76%
Portfolio turnover rate	16%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

218	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/BlackRock Basic Value Equity Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011		2010	2009	2008	2007
Net asset value, beginning of year	$13.65	$12.30	$9.67	$15.66	$17.03	$13.69		$12.34	$9.69	$15.70	$17.07

Income (loss) from investment operations:
Net investment income (loss)	0.20 (e)	0.19 (e)	0.22 (e)	0.27 (e)	0.25 (e)	0.18	(e)	0.16 (e)	0.19 (e)	0.24 (e)	0.21 (e)
Net realized and unrealized gain (loss) on investments	(0.60)	1.36	2.72	(5.95)	(0.03)	(0.62)		1.35	2.74	(5.97)	(0.03)

Total from investment operations	(0.40)	1.55	2.94	(5.68)	0.22	(0.44)		1.51	2.93	(5.73)	0.18

Less distributions:
Dividends from net investment income	(0.20)	(0.20)	(0.31)	(0.25)	(0.24)	(0.17)		(0.16)	(0.28)	(0.22)	(0.20)
Distributions from net realized gains	—	—	—	(0.06)	(1.35)	—		—	—	(0.06)	(1.35)

Total dividends and distributions	(0.20)	(0.20)	(0.31)	(0.31)	(1.59)	(0.17)		(0.16)	(0.28)	(0.28)	(1.55)

Net asset value, end of year	$13.05	$13.65	$12.30	$9.67	$15.66	$13.08		$13.69	$12.34	$9.69	$15.70

Total return	(2.86)%	12.60%	30.51%	(36.36)%	1.43%	(3.17)%		12.28%	30.33%	(36.55)%	1.17%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$53,307	$503,310	$455,102	$1,948,563	$2,516,049	$1,482,030		$1,533,557	$1,339,930	$969,097	$1,584,756
Ratio of expenses to average net assets:
After fees paid indirectly	0.67%	0.70%	0.71%	0.68%	0.67%	0.92	%(c)	0.94%	0.96%	0.93%	0.92%
Before fees paid indirectly	0.69%	0.70%	0.72%	0.68%	0.68%	0.94%		0.95%	0.97%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.43%	1.56%	2.26%	2.08%	1.44%	1.30%		1.31%	1.85%	1.81%	1.19%
Before fees paid indirectly	1.41%	1.55%	2.25%	2.07%	1.43%	1.28%		1.30%	1.84%	1.81%	1.18%
Portfolio turnover rate	64%	56%	44%	48%	50%	64%		56%	44%	48%	50%

EQ Advisors Trust	Financial Highlights	219

Financial Highlights (cont’d)

EQ/BlackRock Basic Value Equity Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$12.24

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)
Net realized and unrealized gain (loss) on investments	0.93

Total from investment operations	1.01

Less distributions:
Dividends from net investment income	(0.20)

Net asset value, end of period	$13.05

Total return(b)	8.33%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$549,328
Ratio of expenses to average net assets:
After fees paid indirectly(a)	0.69%
Before fees paid indirectly(a)	0.69%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly(a)	1.87%
Before fees paid indirectly(a)	1.87%
Portfolio turnover rate	64%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

220	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Boston Advisors Equity Income Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008		2007
Net asset value, beginning of year	$5.25	$4.64	$4.26	$6.54	$6.91	$5.27	$4.66	$4.27	$6.56		$6.93

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.12 (e)	0.12 (e)	0.13 (e)	0.21 (e)	0.11 (e)	0.11 (e)	0.11 (e)	0.17	(e)	0.19 (e)
Net realized and unrealized gain (loss) on investments	(0.14)	0.62	0.38	(2.20)	0.05	(0.14)	0.62	0.39	(2.26)		0.05

Total from investment operations	(0.01)	0.74	0.50	(2.07)	0.26	(0.03)	0.73	0.50	(2.09)		0.24

Less distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.12)	(0.14)	(0.15)	(0.10)	(0.12)	(0.11)	(0.13)		(0.13)
Distributions from net realized gains	—	—	—	(0.07)	(0.48)	—	—	—	(0.07)		(0.48)

Total dividends and distributions	(0.11)	(0.13)	(0.12)	(0.21)	(0.63)	(0.10)	(0.12)	(0.11)	(0.20)		(0.61)

Net asset value, end of year	$5.13	$5.25	$4.64	$4.26	$6.54	$5.14	$5.27	$4.66	$4.27		$6.56

Total return	(0.07)%	16.00%	11.82%	(32.11)%	3.89%	(0.51)%	15.65%	11.74%	(32.34)%		3.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$20,706	$413,037	$484,617	$376,369	$123,390	$309,284	$317,193	$277,367	$247,769		$343,385
Ratio of expenses to average net assets:
After waivers	0.80%	0.80%	0.80%	0.80%	0.80%	1.05%	1.05%	1.05%	1.05%		1.05%
After waivers and fees paid indirectly	0.80%	0.80%	0.80%	0.80%	0.80%	1.05%	1.05%	1.05%	1.05%		1.05%
Before waivers and fees paid indirectly	0.88%	0.88%	0.90%	0.92%	0.89%	1.13%	1.13%	1.15%	1.17	%(c)	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers	2.39%	2.42%	3.01%	2.61%	2.93%	2.09%	2.18%	2.78%	3.07%		2.68%
After waivers and fees paid indirectly	2.39%	2.42%	3.01%	2.61%	2.93%	2.09%	2.18%	2.78%	3.07%		2.68%
Before waivers and fees paid indirectly	2.31%	2.34%	2.91%	2.49%	2.84%	2.02%	2.10%	2.68%	2.97%		2.59%
Portfolio turnover rate	68%	64%	88%	88%	65%	68%	64%	88%	88%		65%

EQ Advisors Trust	Financial Highlights	221

Financial Highlights (cont’d)

EQ/Boston Advisors Equity Income Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$4.81

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments	0.39

Total from investment operations	0.43

Less distributions:
Dividends from net investment income	(0.11)

Net asset value, end of period	$5.13

Total return(b)	9.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$479,728
Ratio of expenses to average net assets:
After waivers(a)	0.80%
After waivers and fees paid indirectly(a)	0.80%
Before waivers and fees paid indirectly(a)	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers(a)	2.23%
After waivers and fees paid indirectly(a)	2.23%
Before waivers and fees paid indirectly(a)	2.16%
Portfolio turnover rate	68%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

222	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Calvert Socially Responsible Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010		2009		2008	2007
Net asset value, beginning of year	$7.29	$6.47	$4.95	$9.20	$8.62	$7.19	$6.40		$4.90		$9.10	$8.53

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.01 (e)	0.03 (e)	0.04 (e)	0.04 (e)	0.03 (e)	—	#(e)	0.01	(e)	0.02 (e)	0.02	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	— #	0.81	1.52	(4.16)	1.02	(0.01)	0.79		1.50		(4.10)	1.00

Total from investment operations	0.04	0.82	1.55	(4.12)	1.06	0.02	0.79		1.51		(4.08)	1.02

Less distributions:
Dividends from net investment income	(0.05)	— #	(0.03)	(0.03)	(0.05)	(0.03)	—	#	(0.01)		(0.02)	(0.02)
Distributions from net realized gains	—	—	—	(0.10)	(0.43)	—	—		—		(0.10)	(0.43)

Total dividends and distributions	(0.05)	— #	(0.03)	(0.13)	(0.48)	(0.03)	—	#	(0.01)		(0.12)	(0.45)

Net asset value, end of year	$7.28	$7.29	$6.47	$4.95	$9.20	$7.18	$7.19		$6.40		$4.90	$9.10

Total return	0.51%	12.73%	31.33%	(45.10)%	12.38%	0.25%	12.40%		30.90%		(45.18)%	12.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,869	$3,185	$3,444	$2,956	$6,475	$71,835	$75,140		$70,302		$53,313	$94,220
Ratio of expenses to average net assets:
After waivers	0.82%	0.85%	0.89%	0.81%	0.80%	1.07%	1.10%		1.14%		1.06%	1.05%
Before waivers	0.82%	0.85%	0.92%	0.89%	0.88%	1.07%	1.10%		1.17	%(c)	1.14%	1.13	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	0.59%	0.17%	0.52%	0.56%	0.48%	0.35%	(0.07)%		0.26%		0.32%	0.23%
Before waivers	0.59%	0.17%	0.50%	0.48%	0.41%	0.35%	(0.07)%		0.24%		0.24%	0.16%
Portfolio turnover rate	134%	56%	62%	79%	57%	134%	56%		62%		79%	57%

#	Per share amount is less than $0.005.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	223

Financial Highlights (cont’d)

EQ/Capital Guardian Research Portfolio(h)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.14	$10.56	$8.12	$13.87	$13.94	$12.16	$10.57	$8.13	$13.88	$13.95

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.11 (e)	0.12 (e)	0.13 (e)	0.13 (e)	0.09 (e)	0.08 (e)	0.10 (e)	0.10 (e)	0.09 (e)
Net realized and unrealized gain (loss) on investments	0.39	1.58	2.45	(5.55)	0.13	0.39	1.59	2.45	(5.54)	0.13

Total from investment operations	0.51	1.69	2.57	(5.42)	0.26	0.48	1.67	2.55	(5.44)	0.22

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.13)	(0.13)	(0.18)	(0.09)	(0.08)	(0.11)	(0.11)	(0.14)
Distributions from net realized gains	—	—	—	(0.20)	(0.15)	—	—	—	(0.20)	(0.15)

Total dividends and distributions	(0.12)	(0.11)	(0.13)	(0.33)	(0.33)	(0.09)	(0.08)	(0.11)	(0.31)	(0.29)

Net asset value, end of year	$12.53	$12.14	$10.56	$8.12	$13.87	$12.55	$12.16	$10.57	$8.13	$13.88

Total return	4.27%	16.07%	31.73%	(39.50)%	1.89%	4.00%	15.86%	31.36%	(39.62)%	1.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,619	$23,883	$22,197	$18,434	$36,235	$1,111,015	$1,208,277	$1,179,755	$1,011,551	$1,997,795
Ratio of expenses to average net assets:
After waivers	0.72%	0.72%	0.72%	0.70%	0.70%	0.97%	0.97%	0.97%	0.95%	0.95%
After waivers and fees paid indirectly	0.72%	0.72%	0.71%	0.69%	0.70%	0.97%	0.97%	0.96%	0.94%	0.95%
Before waivers and fees paid indirectly	0.77%	0.77%	0.79%	0.77%	0.76%	1.02%	1.02%	1.04%	1.02%	1.01%
Ratio of net investment income (loss) to average net assets:
After waivers	0.95%	1.01%	1.39%	1.14%	0.92%	0.70%	0.76%	1.15%	0.89%	0.59%
After waivers and fees paid indirectly	0.96%	1.01%	1.41%	1.15%	0.93%	0.70%	0.76%	1.16%	0.90%	0.59%
Before waivers and fees paid indirectly	0.91%	0.96%	1.32%	1.08%	0.86%	0.66%	0.71%	1.08%	0.83%	0.52%
Portfolio turnover rate	27%	25%	53%	41%	68%	27%	25%	53%	41%	68%

(e)	Net investment income per share is based on average shares outstanding.
(h)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Capital Guardian U.S. Equity Portfolio that followed the same objectives as this Portfolio.

224	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Common Stock Index Portfolio(ee)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net asset value, beginning of year	$16.07	$14.04	$11.11	$20.27	$19.80	$15.99	$13.96	$11.05	$20.16	$19.69

Income (loss) from investment operations:
Net investment income (loss)	0.25 (e)	0.22 (e)	0.24 (e)	0.29 (e)	0.25 (e)	0.20 (e)	0.18 (e)	0.21 (e)	0.25 (e)	0.19 (e)
Net realized and unrealized gain (loss) on investments and futures	(0.13)	2.04	2.94	(9.14)	0.48	(0.13)	2.04	2.91	(9.08)	0.49

Total from investment operations	0.12	2.26	3.18	(8.85)	0.73	0.07	2.22	3.12	(8.83)	0.68

Less distributions:
Dividends from net investment income	(0.25)	(0.23)	(0.25)	(0.31)	(0.26)	(0.21)	(0.19)	(0.21)	(0.28)	(0.21)

Net asset value, end of year	$15.94	$16.07	$14.04	$11.11	$20.27	$15.85	$15.99	$13.96	$11.05	$20.16

Total return	0.82%	16.14%	28.68%	(43.67)%	3.73%	0.50%	15.93%	28.31%	(43.81)%	3.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,421,651	$3,823,474	$3,688,279	$3,168,157	$6,425,334	$1,152,609	$1,297,833	$1,256,746	$1,034,651	$2,090,492
Ratio of expenses to average net assets:
After fees paid indirectly	0.47%	0.47%	0.49%	0.46%	0.59%	0.72%	0.72%	0.74%	0.71%	0.84%
Before fees paid indirectly	0.47%	0.47%	0.49%	0.61%	0.60%	0.72%	0.72%	0.74%	0.86%	0.85%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.50%	1.53%	2.02%	1.79%	1.21%	1.25%	1.28%	1.77%	1.54%	0.96%
Before fees paid indirectly	1.50%	1.53%	2.02%	1.64%	1.20%	1.25%	1.28%	1.77%	1.39%	0.95%
Portfolio turnover rate	5%	10%	4%	83%	44%	5%	10%	4%	83%	44%

(e)	Net investment income per share is based on average shares outstanding.
(ee)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Common Stock Index II Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operation of the EQ/Common Stock Index Portfolio.

EQ Advisors Trust	Financial Highlights	225

Financial Highlights (cont’d)

EQ/Core Bond Index Portfolio(ff)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009		2008		2007
Net asset value, beginning of year	$9.71	$9.39	$9.36	$10.80	$10.96	$9.72	$9.40	$9.37		$10.81		$10.97

Income (loss) from investment operations:
Net investment income (loss)	0.21 (e)	0.28 (e)	0.30 (e)	0.45 (e)	0.56 (e)	0.17 (e)	0.26 (e)	0.27	(e)	0.42	(e)	0.53 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.28	0.28	(0.02)†	(1.39)	(0.20)	0.30	0.28	(0.01	)†	(1.39)		(0.20)

Total from investment operations	0.49	0.56	0.28	(0.94)	0.36	0.47	0.54	0.26		(0.97)		0.33

Less distributions:
Dividends from net investment income	(0.22)	(0.24)	(0.25)	(0.50)	(0.52)	(0.19)	(0.22)	(0.23)		(0.47)		(0.49)

Net asset value, end of year	$9.98	$9.71	$9.39	$9.36	$10.80	$10.00	$9.72	$9.40		$9.37		$10.81

Total return	5.01%	6.03%	2.96%	(8.70)%	3.35%	4.85%	5.76%	2.70%		(8.93)%		3.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$127,549	$5,775,848	$2,975,095	$102,806	$633,814	$1,355,385	$1,308,869	$1,222,648		$1,104,157		$1,529,392
Ratio of expenses to average net assets(f)	0.47%	0.47%	0.49%	0.57%	0.56%	0.72%	0.72%	0.74	%(c)	0.82	%(c)	0.81%
Ratio of net investment income (loss) to average net assets(f)	2.11%	2.85%	3.15%	4.24%	5.02%	1.73%	2.64%	2.91%		4.05%		4.78%
Portfolio turnover rate	79%	83%	189%	462%	513%	79%	83%	189%		462%		513%

226	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Core Bond Index Portfolio(ff)

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$10.12

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)
Net realized and unrealized gain (loss) on investments	0.02

Total from investment operations	0.08

Less distributions:
Dividends from net investment income	(0.22)

Net asset value, end of period	$9.98

Total return(b)	0.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,256,236
Ratio of expenses to average net assets(a)(f)	0.47%
Ratio of net investment income (loss) to average net assets(a)(f)	1.74%
Portfolio turnover rate	79%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(ff)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Bond Index Portfolio and EQ/Long Term Bond Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Core Bond Index Portfolio.

EQ Advisors Trust	Financial Highlights	227

Financial Highlights (cont’d)

EQ/Davis New York Venture Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009		2008		2007
Net asset value, beginning of year	$9.73	$8.78	$6.71	$11.13	$10.80	$9.73	$8.78	$6.71		$11.13		$10.80

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.07 (e)	0.09 (e)	0.09 (e)	0.12 (e)	0.05 (e)	0.05 (e)	0.10	(e)	0.07	(e)	0.10	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.50)	0.98	2.13 †	(4.44)	0.32	(0.50)	0.97	2.10	†	(4.44)		0.31

Total from investment operations	(0.43)	1.05	2.22	(4.35)	0.44	(0.45)	1.02	2.20		(4.37)		0.41

Less distributions:
Dividends from net investment income	(0.05)	(0.10)	(0.15)	(0.07)	(0.08)	(0.03)	(0.07)	(0.13)		(0.05)		(0.05)
Distributions from net realized gains	—	—	—	—	(0.03)	—	—	—		—		(0.03)

Total dividends and distributions	(0.05)	(0.10)	(0.15)	(0.07)	(0.11)	(0.03)	(0.07)	(0.13)		(0.05)		(0.08)

Net asset value, end of year	$9.25	$9.73	$8.78	$6.71	$11.13	$9.25	$9.73	$8.78		$6.71		$11.13

Total return	(4.37)%	11.96%	33.13%	(39.11)%	4.09%	(4.61)%	11.68%	32.79%		(39.27)%		3.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,862	$39,869	$30,527	$691,615	$250,993	$336,677	$392,007	$367,431		$259,138		$289,159
Ratio of expenses to average net assets:
After waivers	0.99%	0.99%	1.02%	1.00%	1.03%	1.24%	1.24%	1.27	%(c)	1.25	%(c)	1.28	%(c)
After waivers and fees paid indirectly	0.99%	0.99%	1.00%	0.97%	1.00%	1.24%	1.24%	1.19%		1.22%		1.25	%(c)
Before waivers and fees paid indirectly	0.99%	0.99%	1.02%	1.00%	1.03%	1.24%	1.24%	1.27	%(c)	1.25	%(c)	1.28%
Ratio of net investment income (loss) to average net assets:
After waivers	0.74%	0.79%	1.36%	1.00%	1.05%	0.50%	0.53%	1.31%		0.72%		0.86%
After waivers and fees paid indirectly	0.74%	0.79%	1.38%	1.03%	1.08%	0.50%	0.53%	1.40%		0.75%		0.89%
Before waivers and fees paid indirectly	0.74%	0.79%	1.36%	1.00%	1.05%	0.50%	0.53%	1.31%		0.72%		0.86%
Portfolio turnover rate	14%	17%	27%	19%	9%	14%	17%	27%		19%		9%

228	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Davis New York Venture Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.79

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.48

Total from investment operations	0.51

Less distributions:
Dividends from net investment income	(0.05)

Net asset value, end of period	$9.25

Total return(b)	5.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,247
Ratio of expenses to average net assets:
After fees paid indirectly(a)	0.98%
Before fees paid indirectly(a)	0.99%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly(a)	0.81%
Before fees paid indirectly(a)	0.80%
Portfolio turnover rate	14%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	229

Financial Highlights (cont’d)

EQ/Equity 500 Index Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2011	2010	2009	2008	2007		2011	2010	2009	2008	2007
Net asset value, beginning of year	$21.94	$19.44	$15.76	$26.05	$25.92		$21.83	$19.34	$15.68	$25.92	$25.79

Income (loss) from investment operations:
Net investment income (loss)	0.38 (e)	0.34 (e)	0.37 (e)	0.43 (e)	0.43	(e)	0.33 (e)	0.29 (e)	0.33 (e)	0.37 (e)	0.36	(e)
Net realized and unrealized gain (loss) on investments and futures .	(0.01)†	2.51	3.74	(10.07)	0.90	(z)	(0.01)†	2.49	3.71	(10.01)	0.90	(z)

Total from investment operations	0.37	2.85	4.11	(9.64)	1.33		0.32	2.78	4.04	(9.64)	1.26

Less distributions:
Dividends from net investment income	(0.39)	(0.35)	(0.38)	(0.43)	(0.44)		(0.34)	(0.29)	(0.33)	(0.38)	(0.37)
Distributions from net realized gains	—	—	(0.05)	(0.22)	(0.76)		—	—	(0.05)	(0.22)	(0.76)

Total dividends and distributions	(0.39)	(0.35)	(0.43)	(0.65)	(1.20)		(0.34)	(0.29)	(0.38)	(0.60)	(1.13)

Net asset value, end of year	$21.92	$21.94	$19.44	$15.76	$26.05		$21.81	$21.83	$19.34	$15.68	$25.92

Total return	1.76%	14.66%	26.18%	(37.16)%	5.22	%(z)	1.50%	14.39%	25.85%	(37.32)%	4.97	%(z)

Ratios/ Supplemental Data:
Net assets, end of year (000’s)	$1,096,867	$1,354,694	$1,256,337	$1,030,854	$1,600,697		$1,527,357	$1,634,200	$1,507,813	$1,193,767	$2,062,991
Ratio of expenses to average net assets	0.37%	0.37%	0.39%	0.39%	0.38%		0.62%	0.62%	0.64%	0.64%	0.63%
Ratio of net investment income (loss) to average net assets	1.71%	1.70%	2.23%	1.99%	1.58%		1.47%	1.45%	1.98%	1.72%	1.33%
Portfolio turnover rate	3%	5%	9%	9%	4%		3%	5%	9%	9%	4%

230	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Equity 500 Index Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$20.44

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)
Net realized and unrealized gain (loss) on investments and futures .	1.72

Total from investment operations	1.87

Less distributions:
Dividends from net investment income	(0.39)

Net asset value, end of period	$21.92

Total return(b)	9.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$155,594
Ratio of expenses to average net assets(a)	0.37%
Ratio of net investment income (loss) to average net assets(a)	1.99%
Portfolio turnover rate	3%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(z)	In 2007, 0.04% of the Portfolio’s total return for each class consists of a voluntary payment made by the Adviser in connection with cash which remained under-invested for a period of time. This payment positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.01 per share and is included in net realized and unrealized gain on investments.

EQ Advisors Trust	Financial Highlights	231

Financial Highlights (cont’d)

EQ/Equity Growth PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009		2008	2007
Net asset value, beginning of year	$15.02	$13.07	$10.34	$17.70	$16.90	$14.95	$13.00	$10.26		$17.56	$16.78

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.07 (e)	0.13 (e)	0.12 (e)	0.09 (e)	0.04 (e)	0.03 (e)	0.10	(e)	0.07 (e)	0.05 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.97)	1.96	2.73	(7.17)	2.30	(0.97)	1.96	2.74		(7.08)	2.27

Total from investment operations	(0.89)	2.03	2.86	(7.05)	2.39	(0.93)	1.99	2.84		(7.01)	2.32

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	(0.13)	(0.16)	(0.08)	(0.04)	(0.04)	(0.10)		(0.14)	(0.03)
Distributions from net realized gains	—	—	—	(0.13)	(1.51)	—	—	—		(0.13)	(1.51)
Return of capital	—	—	—	(0.02)	—	—	—	—		(0.02)	—

Total dividends and distributions	(0.08)	(0.08)	(0.13)	(0.31)	(1.59)	(0.04)	(0.04)	(0.10)		(0.29)	(1.54)

Net asset value, end of year	$14.05	$15.02	$13.07	$10.34	$17.70	$13.98	$14.95	$13.00		$10.26	$17.56

Total return	(5.94)%	15.53%	27.71%	(40.15)%	14.33%	(6.21)%	15.32%	27.70%		(40.32)%	14.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$52,067	$66,946	$64,128	$72,928	$1,968,509	$1,487,294	$1,836,680	$1,856,981		$1,590,410	$2,628,736
Ratio of expenses to average net assets:
After waivers and reimbursements	0.74%	0.74%	0.80%	0.90%	0.90%	0.99%	0.99%	1.05	%(c)	1.15%	1.15%
After waivers, reimbursements and fees paid indirectly	0.74%	0.74%	0.72%	0.90%	0.90%	0.99%	0.99%	0.97	%(c)	1.15%	1.15%
Before waivers, reimbursements and fees paid indirectly	0.75%	0.75%	0.80%	0.98%	0.98%	1.00%	1.00%	1.05	%(c)	1.23%	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.51%	0.50%	1.09%	0.75%	0.50%	0.27%	0.26%	0.84%		0.52%	0.26%
After waivers, reimbursements and fees paid indirectly	0.51%	0.50%	1.17%	0.76%	0.50%	0.27%	0.26%	0.92%		0.52%	0.26%
Before waivers, reimbursements and fees paid indirectly	0.51%	0.49%	1.08%	0.67%	0.42%	0.26%	0.25%	0.83%		0.44%	0.18%
Portfolio turnover rate	38%	41%	157%	89%	71%	38%	41%	157%		89%	71%

232	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Equity Growth PLUS Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$13.71

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures .	0.37

Total from investment operations	0.41

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period	$14.05

Total return(b)	3.04%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,212
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.76%
After waivers, reimbursements and fees paid indirectly(a)	0.76%
Before waivers, reimbursements and fees paid indirectly(a)	0.76%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.76%
After waivers, reimbursements and fees paid indirectly(a)	0.76%
Before waivers, reimbursements and fees paid indirectly(a)	0.76%
Portfolio turnover rate	38%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	233

Financial Highlights (cont’d)

EQ/Franklin Core Balanced Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009		2008		2007
Net asset value, beginning of year	$8.57	$7.94	$6.40	$10.28	$10.41	$8.57	$7.94	$6.40		$10.28		$10.41

Income (loss) from investment operations:
Net investment income (loss)	0.31 (e)	0.31 (e)	0.36 (e)	0.64 (e)	0.63 (e)	0.28 (e)	0.28 (e)	0.34	(e)	0.61	(e)	0.54 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	(0.29)	0.60	1.62	(3.93)	(0.38)	(0.28)	0.61	1.62		(3.92)		(0.32)

Total from investment operations	0.02	0.91	1.98	(3.29)	0.25	— #	0.89	1.96		(3.31)		0.22

Less distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.44)	(0.59)	(0.35)	(0.30)	(0.26)	(0.42)		(0.57)		(0.32)
Distributions from net realized gains	—	—	—	—	(0.03)	—	—	—		—		(0.03)

Total dividends and distributions	(0.32)	(0.28)	(0.44)	(0.59)	(0.38)	(0.30)	(0.26)	(0.42)		(0.57)		(0.35)

Net asset value, end of year	$8.27	$8.57	$7.94	$6.40	$10.28	$8.27	$8.57	$7.94		$6.40		$10.28

Total return	0.31%	11.55%	30.97%	(31.65)%	2.36%	0.06%	11.27%	30.62%		(31.83)%		2.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,047	$483,418	$463,554	$363,213	$275,884	$612,978	$642,301	$693,459		$500,707		$713,523
Ratio of expenses to average net assets:
After waivers and reimbursements	0.83%	0.83%	0.91%	1.05%	1.05%	1.08%	1.08%	1.16	%(c)	1.30%		1.30%
After waivers, reimbursements and fees paid indirectly	0.83%	0.83%	0.84%	1.05%	1.05%	1.08%	1.08%	1.09	%(c)	1.30	%(c)	1.30%
Before waivers, reimbursements and fees paid indirectly	0.83%	0.84%	0.91%	1.05%	1.05%	1.08%	1.09%	1.16	%(c)	1.30%		1.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	3.46%	3.72%	5.02%	7.22%	5.83%	3.26%	3.47%	4.66%		6.79%		5.06%
After waivers, reimbursements and fees paid indirectly	3.46%	3.72%	5.09%	7.22%	5.83%	3.26%	3.47%	4.72%		6.79%		5.06%
Before waivers, reimbursements and fees paid indirectly	3.46%	3.71%	5.02%	7.22%	5.83%	3.26%	3.46%	4.66%		6.79%		5.06%
Portfolio turnover rate	43%	77%	106%	57%	20%	43%	77%	106%		57%		20%

234	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Franklin Core Balanced Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.39

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.09

Total from investment operations	0.20

Less distributions:
Dividends from net investment income	(0.32)

Net asset value, end of period	$8.27

Total return(b)	2.47%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$420,502
Ratio of expenses to average net assets:
After reimbursements(a)	0.83%
After reimbursements and fees paid indirectly(a)	0.83%
Before reimbursements and fees paid indirectly(a)	0.83%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)	3.61%
After reimbursements and fees paid indirectly(a)	3.61%
Before reimbursements and fees paid indirectly(a)	3.61%
Portfolio turnover rate	43%

*	Commencement of Operations.
#	Per share amount is less than $0.005
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	235

Financial Highlights (cont’d)

EQ/GAMCO Mergers and Acquisitions Portfolio

	Class IA								Class IB
	Year Ended December 31,							June 8, 2007* to December 31, 2007	Year Ended December 31,
	2011		2010		2009		2008		2011	2010		2009		2008	2007
Net asset value, beginning of period	$12.51		$11.68		$10.04		$12.22	$13.28	$12.46	$11.66		$10.05		$12.23	$12.45

Income (loss) from investment operations:
Net investment income (loss)	0.08	(e)	(0.05	)(e)	(0.02	)(e)	0.08 (e)	0.09 (e)	0.03 (e)	(0.08	)(e)	(0.05	)(e)	0.05 (e)	0.11	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.12		1.20		1.72		(1.73)	(0.48)	0.14	1.20		1.72		(1.72)	0.31

Total from investment operations	0.20		1.15		1.70		(1.65)	(0.39)	0.17	1.12		1.67		(1.67)	0.42

Less distributions:
Dividends from net investment income	(0.05)		—		—		(0.08)	(0.12)	(0.02)	—		—		(0.06)	(0.09)
Distributions from net realized gains	(0.46)		(0.32)		(0.06)		(0.45)	(0.55)	(0.46)	(0.32)		(0.06)		(0.45)	(0.55)

Total dividends and distributions	(0.51)		(0.32)		(0.06)		(0.53)	(0.67)	(0.48)	(0.32)		(0.06)		(0.51)	(0.64)

Net asset value, end of period	$12.20		$12.51		$11.68		$10.04	$12.22	$12.15	$12.46		$11.66		$10.05	$12.23

Total return(b)	1.67%		9.83%		16.94%		(13.62)%	(2.87)%	1.41%	9.59%		16.63%		(13.83)%	3.42%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,088		$13,619		$8,991		$6,549	$10,580	$246,611	$221,495		$171,255		$138,558	$165,261
Ratio of expenses to average net assets:
After fees paid indirectly(a)	1.05%		1.02%		1.06%		1.12%	1.08%	1.30%	1.28%		1.31%		1.37%	1.33	%(c)
Before fees paid indirectly(a)	1.06	%(c)	1.05%		1.08%		1.13%	1.09%	1.31%	1.30%		1.33%		1.38%	1.34	%(c)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly(a)	0.63%		(0.43)%		(0.23)%		0.71%	1.19%	0.21%	(0.69)%		(0.46)%		0.46%	0.86%
Before fees paid indirectly(a)	0.62%		(0.45)%		(0.24)%		0.69%	1.17%	0.20%	(0.71)%		(0.48)%		0.44%	0.83%
Portfolio turnover rate	268%		326%		206%		231%	268%	268%	326%		206%		231%	268%

236	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/GAMCO Mergers and Acquisitions Portfolio

	Class K
	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$12.48

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.20

Total from investment operations	0.19

Less distributions:
Dividends from net investment income	(0.05)
Distributions from net realized gains	(0.42)

Total dividends and distributions	(0.47)

Net asset value, end of period	$12.20

Total return(b)	1.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,977
Ratio of expenses to average net assets:
After fees paid indirectly(a)	1.05%
Before fees paid indirectly(a)	1.06%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly(a)	(0.28)%
Before fees paid indirectly(a)	(0.29)%
Portfolio turnover rate	268%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	237

Financial Highlights (cont’d)

EQ/GAMCO Small Company Value Portfolio

	Class IA					Class IB
	Year Ended December 31,				July 13, 2007* to December 31, 2007	Year Ended December 31,
	2011	2010	2009	2008		2011	2010	2009		2008	2007
Net asset value, beginning of period	$39.03	$29.52	$20.95	$31.54	$35.40	$39.09	$29.56	$20.98		$31.59	$30.13

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.17 (e)	0.15 (e)	0.23 (e)	0.14 (e)	0.03 (e)	0.08 (e)	0.10	(e)	0.16 (e)	0.22	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.38)	9.55	8.60	(9.70)	(2.61)	(1.40)	9.57	8.58		(9.70)	2.55

Total from investment operations	(1.28)	9.72	8.75	(9.47)	(2.47)	(1.37)	9.65	8.68		(9.54)	2.77

Less distributions:
Dividends from net investment income	(0.12)	(0.21)	(0.18)	(0.20)	(0.22)	(0.03)	(0.12)	(0.10)		(0.15)	(0.14)
Distributions from net realized gains	(0.42)	—	—	(0.92)	(1.17)	(0.42)	—	—		(0.92)	(1.17)

Total dividends and distributions	(0.54)	(0.21)	(0.18)	(1.12)	(1.39)	(0.45)	(0.12)	(0.10)		(1.07)	(1.31)

Net asset value, end of period	$37.21	$39.03	$29.52	$20.95	$31.54	$37.27	$39.09	$29.56		$20.98	$31.59

Total return(b)	(3.25)%	32.94%	41.77%	(30.49)%	(6.86)%	(3.48)%	32.64%	41.40%		(30.68)%	9.32%

Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$76,287	$443,177	$268,186	$450,147	$337,261	$1,511,972	$1,615,608	$1,151,915		$752,966	$1,001,617
Ratio of expenses to average net assets:
After fees paid indirectly(a)	0.84%	0.85%	0.88%	0.87%	0.85%	1.09%	1.10%	1.13%		1.12%	1.10	%(c)
Before fees paid indirectly(a)	0.85%	0.86%	0.90%	0.89%	0.88%	1.10%	1.11%	1.15	%(c)	1.14%	1.13	%(c)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly(a)	0.26%	0.51%	0.66%	0.86%	0.92%	0.09%	0.25%	0.42%		0.60%	0.66%
Before fees paid indirectly(a)	0.25%	0.51%	0.65%	0.84%	0.89%	0.09%	0.24%	0.41%		0.58%	0.64%
Portfolio turnover rate	16%	17%	20%	35%	42%	16%	17%	20%		35%	42%

238	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/GAMCO Small Company Value Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$34.50

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.17

Total from investment operations	3.25

Less distributions:
Dividends from net investment income	(0.12)
Distributions from net realized gains	(0.42)

Total dividends and distributions	(0.54)

Net asset value, end of period	$37.21

Total return(b)	9.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$396,552
Ratio of expenses to average net assets:
After fees paid indirectly(a)	0.85%
Before fees paid indirectly(a)	0.85%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly(a)	0.61%
Before fees paid indirectly(a)	0.61%
Portfolio turnover rate	16%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	239

Financial Highlights (cont’d)

EQ/Global Bond PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009		2008	2007
Net asset value, beginning of year	$9.97	$9.66	$9.56	$10.77	$10.08	$9.95	$9.63	$9.56		$10.76	$10.08

Income (loss) from investment operations:
Net investment income (loss)	0.21 (e)	0.28 (e)	0.34 (e)	0.44 (e)	0.45 (e)	0.21 (e)	0.25 (e)	0.23	(e)	0.41 (e)	0.42 (e)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	0.27	0.34	(0.12)	0.32 †	0.52	0.23	0.35	(0.04)		0.33 †	0.51

Total from investment operations	0.48	0.62	0.22	0.76	0.97	0.44	0.60	0.19		0.74	0.93

Less distributions:
Dividends from net investment income	(0.37)	(0.31)	(0.08)	(1.97)	(0.27)	(0.34)	(0.28)	(0.08)		(1.94)	(0.24)
Distributions from net realized gains	(0.04)	—	(0.04)	—	(0.01)	(0.04)	—	(0.04)		—	(0.01)

Total dividends and distributions	(0.41)	(0.31)	(0.12)	(1.97)	(0.28)	(0.38)	(0.28)	(0.12)		(1.94)	(0.25)

Net asset value, end of year	$10.04	$9.97	$9.66	$9.56	$10.77	$10.01	$9.95	$9.63		$9.56	$10.76

Total return	4.78%	6.44%	2.27%	6.73%	9.54%	4.41%	6.28%	1.96%		6.51%	9.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$20,439	$807,035	$708,202	$511,658	$604,149	$621,818	$573,902	$497,365		$493,198	$234,871
Ratio of expenses to average net assets	0.74%	0.74%	0.80%	0.86%	0.87%	0.99%	0.99%	1.05	%(c)	1.11%	1.12%
Ratio of net investment income (loss) to average net assets	2.05%	2.79%	3.58%	4.02%	4.26%	2.09%	2.55%	2.50%		3.73%	4.00%
Portfolio turnover rate	86%	148%	159%	121%	82%	86%	148%	159%		121%	82%

240	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Global Bond PLUS Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$10.53

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.19)

Total from investment operations	(0.09)

Less distributions:
Dividends from net investment income	(0.36)
Distributions from net realized gains	(0.04)

Total dividends and distributions	(0.40)

Net asset value, end of period	$10.04

Total return(b)	(0.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$389,927
Ratio of expenses to average net assets	0.74%
Ratio of net investment income (loss) to average net assets	2.94%
Portfolio turnover rate	86%

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	241

Financial Highlights (cont’d)

EQ/Global Multi-Sector Equity Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011		2010	2009		2008		2007
Net asset value, beginning of year	$12.50	$11.35	$7.65	$18.85	$16.23	$12.47		$11.32	$7.62		$18.79		$16.22

Income (loss) from investment operations:
Net investment income (loss)	0.20 (e)	0.13 (e)	0.13 (e)	0.10 (e)	0.05 (e)	0.13	(e)	0.10 (e)	0.10	(e)	0.05	(e)	— (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.71)	1.18	3.72	(10.55)	6.50	(1.67)		1.18	3.72		(10.49)		6.50

Total from investment operations	(1.51)	1.31	3.85	(10.45)	6.55	(1.54)		1.28	3.82		(10.44)		6.50

Less distributions:
Dividends from net investment income	(0.25)	(0.16)	(0.15)	(0.04)	—	(0.22)		(0.13)	(0.12)		(0.02)		—
Distributions from net realized gains	—	—	—	(0.71)	(3.93)	—		—	—		(0.71)		(3.93)

Total dividends and distributions	(0.25)	(0.16)	(0.15)	(0.75)	(3.93)	(0.22)		(0.13)	(0.12)		(0.73)		(3.93)

Net asset value, end of year	$10.74	$12.50	$11.35	$7.65	$18.85	$10.71		$12.47	$11.32		$7.62		$18.79

Total return	(12.07)%	11.60%	50.37%	(57.14)%	42.42%	(12.32)%		11.34%	50.18%		(57.28)%		41.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,714	$692,623	$576,308	$310,097	$1,016,346	$1,428,266		$1,883,475	$1,869,011		$1,167,237		$2,838,075
Ratio of expenses to average net assets:
After reimbursements	0.92%	0.91%	1.00%	1.43%	1.39%	1.17%		1.16%	1.26%		1.68	%(c)	1.64%
After reimbursements and fees paid indirectly	0.92%	0.91%	1.00%	1.43%	1.39%	1.17%		1.16%	1.26%		1.68	%(c)	1.64%
Before reimbursements and fees paid indirectly	0.92%	0.91%	1.06%	1.44%	1.39%	1.17	%(c)	1.16%	1.31	%(c)	1.69	%(c)	1.64%
Ratio of net investment income (loss) to average net assets:
After reimbursements	1.55%	1.13%	1.38%	0.72%	0.25%	1.09%		0.87%	1.06%		0.36%		0.01%
After reimbursements and fees paid indirectly	1.55%	1.13%	1.38%	0.72%	0.25%	1.09%		0.87%	1.06%		0.36%		0.01%
Before reimbursements and fees paid indirectly	1.54%	1.12%	1.31%	0.72%	0.25%	1.09%		0.86%	0.99%		0.36%		0.01%
Portfolio turnover rate	18%	21%	144%	105%	101%	18%		21%	144%		105%		101%

242	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Global Multi-Sector Equity Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$11.21

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.28)

Total from investment operations	(0.25)

Less distributions:
Dividends from net investment income	(0.22)

Net asset value, end of period	$10.74

Total return(b)	(2.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$559,902
Ratio of expenses to average net assets:
After reimbursements(a)	0.95%
After reimbursements and fees paid indirectly(a)	0.95%
Before reimbursements and fees paid indirectly(a)	0.95%
Ratio of net investment income (loss) to average net assets:
After reimbursements(a)	0.83%
After reimbursements and fees paid indirectly(a)	0.83%
Before reimbursements and fees paid indirectly(a)	0.83%
Portfolio turnover rate	18%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	243

Financial Highlights (cont’d)

EQ/Intermediate Government Bond Portfolio

(fka EQ/Intermediate Government Bond Index Portfolio)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.88	$9.59	$9.89	$9.89	$9.67	$9.82	$9.54	$9.83	$9.84	$9.62

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.15 (e)	0.14 (e)	0.37 (e)	0.44 (e)	0.10 (e)	0.12 (e)	0.12 (e)	0.35 (e)	0.41 (e)
Net realized and unrealized gain (loss) on investments	0.42	0.29	(0.31)	(0.02)	0.25	0.42	0.28	(0.31)	(0.03)	0.25

Total from investment operations	0.55	0.44	(0.17)	0.35	0.69	0.52	0.40	(0.19)	0.32	0.66

Less distributions:
Dividends from net investment income	(0.07)	(0.15)	(0.13)	(0.35)	(0.47)	(0.04)	(0.12)	(0.10)	(0.33)	(0.44)

Net asset value, end of year	$10.36	$9.88	$9.59	$9.89	$9.89	$10.30	$9.82	$9.54	$9.83	$9.84

Total return	5.54%	4.55%	(1.77)%	3.56%	7.13%	5.30%	4.19%	(1.93)%	3.19%	6.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$213,969	$1,374,541	$1,272,942	$233,132	$227,848	$550,995	$504,502	$493,833	$557,195	$470,755
Ratio of expenses to average net assets(f)	0.47%	0.48%	0.49%	0.65%	0.63%	0.72%	0.73%	0.74%	0.90%	0.88%
Ratio of net investment income (loss) to average net assets(f)	1.32%	1.50%	1.48%	3.74%	4.46%	1.01%	1.24%	1.26%	3.49%	4.21%
Portfolio turnover rate	33%	50%	120%	211%	167%	33%	50%	120%	211%	167%

244	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Intermediate Government Bond Portfolio

(fka EQ/Intermediate Government Bond Index Portfolio)

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$10.33

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments	0.05

Total from investment operations	0.09

Less distributions:
Dividends from net investment income	(0.06)

Net asset value, end of period	$10.36

Total return(b)	0.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,705,100
Ratio of expenses to average net assets(a)(f)	0.47%
Ratio of net investment income (loss) to average net assets(a)(f)	1.07%
Portfolio turnover rate	33%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(gg)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Government Securities Portfolio that followed the same objectives as this Portfolio.

EQ Advisors Trust	Financial Highlights	245

Financial Highlights (cont’d)

EQ/International Core PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008		2007
Net asset value, beginning of year	$9.61	$8.95	$6.80	$12.76	$13.89	$9.62	$8.96	$6.80	$12.77		$13.90

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.11 (e)	0.15 (e)	0.22 (e)	0.23	0.12 (e)	0.09 (e)	0.13 (e)	0.22	(e)	0.22
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.74)	0.74	2.26	(5.84)	1.79	(1.75)	0.73	2.27	(5.87)		1.76

Total from investment operations	(1.61)	0.85	2.41	(5.62)	2.02	(1.63)	0.82	2.40	(5.65)		1.98

Less distributions:
Dividends from net investment income	(0.28)	(0.19)	(0.26)	(0.16)	(0.10)	(0.26)	(0.16)	(0.24)	(0.14)		(0.06)
Distributions from net realized gains	—	—	—	(0.16)	(3.05)	—	—	—	(0.16)		(3.05)
Return of capital	—	—	—	(0.02)	—	—	—	—	(0.02)		—

Total dividends and distributions	(0.28)	(0.19)	(0.26)	(0.34)	(3.15)	(0.26)	(0.16)	(0.24)	(0.32)		(3.11)

Net asset value, end of year	$7.72	$9.61	$8.95	$6.80	$12.76	$7.73	$9.62	$8.96	$6.80		$12.77

Total return	(16.73)%	9.52%	35.55%	(44.67)%	15.54%	(16.92)%	9.23%	35.34%	(44.86)%		15.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,903	$445,820	$404,122	$1,250,082	$723,648	$766,952	$984,130	$943,631	$661,369		$1,193,151
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.78%	0.85%	0.85%	0.85%	0.88%	1.03%	1.10%	1.10%	1.10%		1.13	%(c)
After waivers, reimbursements and fees paid indirectly(f)	0.78%	0.85%	0.84%	0.83%	0.79%	1.03%	1.10%	1.10%	1.09%		1.04%
Before waivers, reimbursements and fees paid indirectly(f)	0.78%	0.85%	0.85%	0.87%	0.90%	1.03%	1.10%	1.10%	1.12	%(c)	1.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	1.29%	1.30%	2.11%	2.22%	1.57%	1.25%	1.00%	1.63%	2.12%		1.49%
After waivers, reimbursements and fees paid indirectly(f)	1.30%	1.30%	2.12%	2.24%	1.66%	1.25%	1.01%	1.64%	2.13%		1.60%
Before waivers, reimbursements and fees paid indirectly(f)	1.29%	1.30%	2.11%	2.20%	1.55%	1.25%	1.00%	1.63%	2.10%		1.47%
Portfolio turnover rate	3%	12%	17%	8%	95%	3%	12%	17%	8%		95%

246	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/International Core PLUS Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.45

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.55)

Total from investment operations	(0.49)

Less distributions:
Dividends from net investment income	(0.24)

Net asset value, end of period	$7.72

Total return(b)	(5.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$335,852
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.78%
After waivers, reimbursements and fees paid indirectly(a)(f)	0.77%
Before waivers, reimbursements and fees paid indirectly(a)(f)	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)	2.10%
After waivers, reimbursements and fees paid indirectly(a)(f)	2.10%
Before waivers, reimbursements and fees paid indirectly(a)(f)	2.10%
Portfolio turnover rate	3%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.

EQ Advisors Trust	Financial Highlights	247

Financial Highlights (cont’d)

EQ/International Equity Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009		2008	2007
Net asset value, beginning of year	$8.60	$8.36	$6.71	$14.47	$14.42	$8.47	$8.23	$6.60		$14.25	$14.22

Income (loss) from investment operations:
Net investment income (loss)	0.26 (e)	0.16 (e)	0.18 (e)	0.32 (e)	0.27 (e)	0.23 (e)	0.13 (e)	0.15	(e)	0.29 (e)	0.22 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.30)	0.29	1.67	(7.56)	1.40	(1.27)	0.30	1.66		(7.44)	1.38

Total from investment operations	(1.04)	0.45	1.85	(7.24)	1.67	(1.04)	0.43	1.81		(7.15)	1.60

Less distributions:
Dividends from net investment income	(0.26)	(0.21)	(0.20)	(0.33)	(0.24)	(0.24)	(0.19)	(0.18)		(0.31)	(0.19)
Distributions from net realized gains	—	—	—	(0.19)	(1.38)	—	—	—		(0.19)	(1.38)

Total dividends and distributions	(0.26)	(0.21)	(0.20)	(0.52)	(1.62)	(0.24)	(0.19)	(0.18)		(0.50)	(1.57)

Net asset value, end of year	$7.30	$8.60	$8.36	$6.71	$14.47	$7.19	$8.47	$8.23		$6.60	$14.25

Total return	(11.98)%	5.46%	27.67%	(50.66)%	11.98%	(12.20)%	5.24%	27.45%		(50.83)%	11.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$659,391	$1,134,210	$1,178,274	$767,423	$1,713,719	$681,113	$871,872	$932,816		$807,551	$1,739,210
Ratio of expenses to average net assets:
After waivers	0.53%	0.83%	0.85%	0.85%	0.85%	0.78%	1.08%	1.10%		1.10%	1.10%
After waivers and fees paid indirectly	0.53%	0.83%	0.85%	0.85%	0.85%	0.78%	1.08%	1.10%		1.10%	1.10%
Before waivers and fees paid indirectly	0.53%	0.83%	0.87%	0.90%	0.89%	0.78%	1.08%	1.12	%(c)	1.15%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers	3.06%	1.93%	2.45%	2.83%	1.74%	2.75%	1.69%	2.19%		2.59%	1.46%
After waivers and fees paid indirectly	3.06%	1.93%	2.45%	2.83%	1.74%	2.75%	1.69%	2.19%		2.59%	1.46%
Before waivers and fees paid indirectly	3.06%	1.93%	2.43%	2.78%	1.69%	2.75%	1.69%	2.16%		2.54%	1.42%
Portfolio turnover rate	65%	61%	85%	65%	52%	65%	61%	85%		65%	52%

248	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/International Equity Index Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$7.68

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.18)

Total from investment operations	(0.12)

Less distributions:
Dividends from net investment income	(0.26)

Total dividends and distributions	(0.26)

Net asset value, end of period	$7.30

Total return(b)	(1.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$226,542
Ratio of expenses to average net assets:
After waivers(a)	0.54%
After waivers and fees paid indirectly(a)	0.54%
Before waivers and fees paid indirectly(a)	0.54%
Ratio of net investment income (loss) to average net assets:
After waivers(a)	2.38%
After waivers and fees paid indirectly(a)	2.38%
Before waivers and fees paid indirectly(a)	2.38%
Portfolio turnover rate	65%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	249

Financial Highlights (cont’d)

EQ/International Value PLUS Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2011	2010	2009	2008	2007		2011		2010	2009		2008	2007
Net asset value, beginning of year	$11.70	$11.11	$8.67	$16.12	$16.67		$11.70		$11.12	$8.67		$16.13	$16.67

Income (loss) from investment operations:
Net investment income (loss)	0.29 (e)	0.17 (e)	0.16 (e)	0.37 (e)	0.32	(e)	0.19	(e)	0.14 (e)	0.18	(e)	0.33 (e)	0.30	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(2.16)	0.53	2.51	(7.19)	1.34	(y)	(2.08)		0.52	2.47		(7.18)	1.32	(y)

Total from investment operations	(1.87)	0.70	2.67	(6.82)	1.66		(1.89)		0.66	2.65		(6.85)	1.62

Less distributions:
Dividends from net investment income	(0.25)	(0.11)	(0.23)	(0.31)	(0.39)		(0.23)		(0.08)	(0.20)		(0.29)	(0.34)
Distributions from net realized gains	—	—	—	(0.32)	(1.82)		—		—	—		(0.32)	(1.82)

Total dividends and distributions	(0.25)	(0.11)	(0.23)	(0.63)	(2.21)		(0.23)		(0.08)	(0.20)		(0.61)	(2.16)

Net asset value, end of year	$9.58	$11.70	$11.11	$8.67	$16.12		$9.58		$11.70	$11.12		$8.67	$16.13

Total return	(15.82)%	6.36%	30.86%	(42.97)%	10.45	%(y)	(16.03)%		6.00%	30.64%		(43.15)%	10.22	%(y)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$23,253	$368,614	$382,929	$715,592	$1,203,247		$875,012		$1,173,061	$1,181,846		$933,078	$1,807,680
Ratio of expenses to average net assets:
After waivers and reimbursements	0.76%	1.00%	1.00%	1.01%	1.00%		1.01	%(c)	1.25%	1.25%		1.26%	1.25%
After waivers, reimbursements and fees paid indirectly	0.76%	1.00%	1.00%	1.01%	1.00%		1.01	%(c)	1.25%	1.25%		1.26%	1.25%
Before waivers, reimbursements and fees paid indirectly	0.80%	1.00%	1.02%	1.03%	1.00%		1.05%		1.25%	1.27	%(c)	1.28%	1.25%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	2.44%	1.53%	1.76%	2.90%	1.83%		1.70%		1.29%	1.85%		2.59%	1.73%
After waivers, reimbursements and fees paid indirectly	2.44%	1.53%	1.76%	2.90%	1.83%		1.70%		1.29%	1.85%		2.59%	1.73%
Before waivers, reimbursements and fees paid indirectly	2.40%	1.53%	1.75%	2.88%	1.83%		1.67%		1.29%	1.85%		2.57%	1.73%
Portfolio turnover rate	93%	112%	189%	119%	81%		93%		112%	189%		119%	81%

250	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/International Value PLUS Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$10.32

Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.51)

Total from investment operations	(0.49)

Less distributions:
Dividends from net investment income	(0.25)

Net asset value, end of period	$9.58

Total return(b)	(4.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$257,480
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.80%
After waivers, reimbursements and fees paid indirectly(a)	0.80%
Before waivers, reimbursements and fees paid indirectly(a)	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	0.57%
After waivers, reimbursements and fees paid indirectly(a)	0.57%
Before waivers, reimbursements and fees paid indirectly(a)	0.57%
Portfolio turnover rate	93%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(y)	In 2007, 0.48% and 0.41% of the Portfolio’s total return for Class IA and Class IB, respectively, consists of voluntary payments made by unaffiliated service providers in connection with cash which remained under-invested for a period of time. These payments positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.07 and $0.06, respectively, per share and are included in net realized and unrealized gain on investments and foreign currency transactions.

EQ Advisors Trust	Financial Highlights	251

Financial Highlights (cont’d)

EQ/JPMorgan Value Opportunities Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2011	2010	2009	2008		2007	2011	2010	2009	2008		2007
Net asset value, beginning of year	$9.77	$8.81	$6.75	$11.63		$14.16	$9.80	$8.83	$6.77	$11.66		$14.19

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.14 (e)	0.13 (e)	0.20	(e)	0.23 (e)	0.10 (e)	0.12 (e)	0.11 (e)	0.17	(e)	0.20 (e)
Net realized and unrealized gain (loss) on investments	(0.61)	0.96	2.06	(4.78)		(0.39)	(0.63)	0.97	2.06	(4.78)		(0.39)

Total from investment operations	(0.49)	1.10	2.19	(4.58)		(0.16)	(0.53)	1.09	2.17	(4.61)		(0.19)

Less distributions:
Dividends from net investment income	(0.13)	(0.14)	(0.13)	(0.20)		(0.24)	(0.10)	(0.12)	(0.11)	(0.18)		(0.21)
Distributions from net realized gains	—	—	—	(0.10)		(2.13)	—	—	—	(0.10)		(2.13)

Total dividends and distributions	(0.13)	(0.14)	(0.13)	(0.30)		(2.37)	(0.10)	(0.12)	(0.11)	(0.28)		(2.34)

Net asset value, end of year	$9.15	$9.77	$8.81	$6.75		$11.63	$9.17	$9.80	$8.83	$6.77		$11.66

Total return	(5.00)%	12.57%	32.53%	(39.56	)%(aa)	(0.93)%	(5.32)%	12.38%	32.10%	(39.70	)%(bb)	(1.18)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,642	$27,383	$21,638	$15,128		$1,890	$321,365	$376,137	$347,963	$282,348		$559,519
Ratio of expenses to average net assets:
After waivers	0.74%	0.73%	0.75%	0.71%		0.70%	0.99%	0.98%	1.00%	0.96%		0.95%
Before waivers	0.74%	0.73%	0.76%	0.76%		0.74%	0.99%	0.98%	1.01%	1.01%		0.99%
Ratio of net investment income (loss) to average net assets:
After waivers	1.28%	1.57%	1.73%	2.31%		1.62%	1.03%	1.31%	1.53%	1.84%		1.37%
Before waivers	1.28%	1.57%	1.72%	2.26%		1.58%	1.03%	1.31%	1.52%	1.78%		1.33%
Portfolio turnover rate	94%	65%	83%	100%		79%	94%	65%	83%	100%		79%

252	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/JPMorgan Value Opportunities Portfolio

Class K
December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$9.26

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)
Net realized and unrealized gain (loss) on investments	0.01

Total from investment operations	0.02

Less distributions:
Dividends from net investment income	(0.13)

Net asset value, end of period	$9.15

Total return(b)	0.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$21,088
Ratio of expenses to average net assets:
After waivers(a)	0.75%
Before waivers(a)	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers(a)	1.28%
Before waivers(a)	1.28%
Portfolio turnover rate	94%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.65)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.78)%.

EQ Advisors Trust	Financial Highlights	253

Financial Highlights (cont’d)

EQ/Large Cap Core PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011		2010	2009		2008		2007
Net asset value, beginning of year	$7.22	$6.88	$5.66	$9.08	$11.30	$7.22		$6.88	$5.66		$9.09		$11.31

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.08 (e)	0.09 (e)	0.14 (e)	0.16	0.08	(e)	0.07 (e)	0.09	(e)	0.11	(e)	0.15
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.38)	0.91	1.42	(3.52)	0.28	(0.39)		0.90	1.41		(3.51)		0.26

Total from investment operations	(0.30)	0.99	1.51	(3.38)	0.44	(0.31)		0.97	1.50		(3.40)		0.41

Less distributions:
Dividends from net investment income	(0.09)	(0.09)	(0.29)	(0.04)	(0.18)	(0.08)		(0.07)	(0.28)		(0.03)		(0.15)
Distributions from net realized gains	(0.23)	(0.56)	—	—	(2.48)	(0.23)		(0.56)	—		—		(2.48)

Total dividends and distributions	(0.32)	(0.65)	(0.29)	(0.04)	(2.66)	(0.31)		(0.63)	(0.28)		(0.03)		(2.63)

Net asset value, end of year	$6.60	$7.22	$6.88	$ 5.66	$9.08	$6.60		$7.22	$6.88		$5.66		$9.09

Total return	(4.00)%	14.56%	26.84%	(37.20)%	4.17%	(4.24)%		14.27%	26.50%		(37.42)%		3.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$789	$450,116	$423,167	$1,154,780	$297	$161,281		$190,389	$183,149		$152,504		$284,177
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.69%	0.70%	0.70%	0.73%	0.70%	0.94	%(c)	0.95%	0.95	%(c)	0.98	%(c)	0.95%
After waivers, reimbursements and fees paid indirectly(f)	0.69%	0.70%	0.68%	0.65%	0.56%	0.94%		0.95%	0.93	%(c)	0.90	%(c)	0.81	%(c)
Before waivers, reimbursements and fees paid indirectly(f)	0.70%	0.71%	0.70%	0.77%	0.75%	0.95	%(c)	0.96%	0.95	%(c)	1.02	%(c)	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	1.10%	1.19%	1.60%	2.42%	1.31%	1.04%		0.94%	1.40%		1.46%		1.01%
After waivers, reimbursements and fees paid indirectly(f)	1.11%	1.19%	1.62%	2.50%	1.45%	1.05%		0.94%	1.43%		1.49%		1.17%
Before waivers, reimbursements and fees paid indirectly(f)	1.09%	1.18%	1.60%	2.38%	1.26%	1.04%		0.93%	1.40%		1.35%		0.97%
Portfolio turnover rate	29%	24%	36%	39%	109%	29%		24%	36%		39%		109%

254	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Core PLUS Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$6.49

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.26

Total from investment operations	0.30

Less distributions:
Dividends from net investment income	(0.09)
Distributions from net realized gains	(0.10)

Total dividends and distributions	(0.19)

Net asset value, end of period	$6.60

Total return(b)	4.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$395,001
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.71%
After waivers, reimbursements and fees paid indirectly(a)(f)	0.70%
Before waivers, reimbursements and fees paid indirectly(a)(f)	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)	1.73%
After waivers, reimbursements and fees paid indirectly(a)(f)	1.73%
Before waivers, reimbursements and fees paid indirectly(a)(f)	1.73%
Portfolio turnover rate	29%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include expenses of the underlying funds.

EQ Advisors Trust	Financial Highlights	255

Financial Highlights (cont’d)

EQ/Large Cap Growth Index Portfolio

	Class IA								Class IB
	Year Ended December 31,								Year Ended December 31,
	2011		2010		2009	2008		2007	2011	2010		2009		2008		2007
Net asset value, beginning of year	$8.77		$7.60		$5.68	$8.95		$7.82	$8.59	$7.45		$5.57		$8.76		$7.68

Income (loss) from investment operations:
Net investment income (loss)	0.09	(e)	0.09	(e)	0.09 (e)	0.03	(e)	0.01 (e)	0.07 (e)	0.07	(e)	0.09	(e)	0.01	(e)	(0.02	)(e)
Net realized and unrealized gain (loss) on investments and futures	0.10		1.18		1.99	(3.28)		1.12	0.10	1.15		1.93		(3.19)		1.10

Total from investment operations	0.19		1.27		2.08	(3.25)		1.13	0.17	1.22		2.02		(3.18)		1.08

Less distributions:
Dividends from net investment income	(0.10)		(0.10)		(0.16)	(0.02)		—	(0.08)	(0.08)		(0.14)		(0.01)		—

Net asset value, end of year	$8.86		$8.77		$7.60	$5.68		$8.95	$8.68	$8.59		$7.45		$5.57		$8.76

Total return	2.23%		16.74	%(aa)	36.67%	(36.18	)%(k)	14.32%	2.00%	16.36	%(bb)	36.27%		(36.29	)%(l)	14.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,178		$587,034		$587,223	$5,568		$7,442	$585,640	$610,712		$582,328		$446,803		$754,477
Ratio of expenses to average net assets:
After waivers	0.47	%(c)	0.49%		0.50%	0.80%		0.80%	0.72%	0.74%		0.75	%(c)	1.05%		1.05%
After waivers and fees paid indirectly	0.47	%(c)	0.49%		0.50%	0.68%		0.78%	0.72%	0.74%		0.75	%(c)	0.93	%(c)	1.03	%(c)
Before waivers and fees paid indirectly	0.47	%(c)	0.49%		0.50%	1.01%		1.03%	0.72%	0.74%		0.75	%(c)	1.26	%(c)	1.28%
Ratio of net investment income (loss) to average net assets:
After waivers	0.99%		1.16%		1.45%	0.31%		0.05%	0.85%	0.91%		1.47%		0.05%		(0.20)%
After waivers and fees paid indirectly	0.99%		1.16%		1.45%	0.43%		0.07%	0.85%	0.91%		1.47%		0.16%		(0.19)%
Before waivers and fees paid indirectly	0.99%		1.16%		1.45%	0.10%		(0.18)%	0.85%	0.91%		1.47%		(0.17)%		(0.43)%
Portfolio turnover rate	18%		23%		49%	131%		89%	18%	23%		49%		131%		89%

256	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Growth Index Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.27

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures	0.65

Total from investment operations	0.69

Less distributions:
Dividends from net investment income	(0.10)

Net asset value, end of period	$8.86

Total return(b)	8.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$498,148
Ratio of expenses to average net assets:
After waivers(a)	0.47%
After waivers and fees paid indirectly(a)	0.47%
Before waivers and fees paid indirectly(a)	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers(a)	1.32%
After waivers and fees paid indirectly(a)	1.32%
Before waivers and fees paid indirectly(a)	1.32%
Portfolio turnover rate	18%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(k)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.49)%.
(l)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.69)%.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 16.21%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 15.95%.

EQ Advisors Trust	Financial Highlights	257

Financial Highlights (cont’d)

EQ/Large Cap Growth PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010		2009		2008		2007
Net asset value, beginning of year	$17.00	$14.95	$11.32	$18.12	$15.74	$16.64	$14.59		$10.95		$17.75		$15.40

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.10 (e)	0.13 (e)	0.14 (e)	0.10	0.06 (e)	0.06	(e)	0.12	(e)	0.07	(e)	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.67)	2.05	3.71	(6.89)	2.39	(0.67)	2.05		3.68		(6.85)		2.35

Total from investment operations	(0.56)	2.15	3.84	(6.75)	2.49	(0.61)	2.11		3.80		(6.78)		2.41

Less distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.21)	(0.05)	(0.11)	(0.07)	(0.06)		(0.16)		(0.02)		(0.06)

Net asset value, end of year	$16.33	$17.00	$14.95	$11.32	$18.12	$15.96	$16.64		$14.59		$10.95		$17.75

Total return	(3.27)%	14.40%	33.93%	(37.28)%	15.81%	(3.66)%	14.46%		34.77%		(38.28)%		15.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,697	$1,097,259	$939,856	$2,408,216	$7,371	$911,391	$699,946		$679,158		$537,379		$978,032
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.67%	0.68%	0.70%	0.73%	0.73%	0.92%	0.93	%(c)	0.95	%(c)	0.98	%(c)	0.98	%(c)
After waivers, reimbursements and fees paid indirectly(f)	0.67%	0.68%	0.69%	0.73%	0.58%	0.92%	0.93	%(c)	0.94%		0.98	%(c)	0.83%
Before waivers, reimbursements and fees paid indirectly(f)	0.68%	0.69%	0.70%	0.74%	0.74%	0.93%	0.94%		0.95	%(c)	0.99	%(c)	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	0.61%	0.65%	1.10%	0.18%	0.49%	0.35%	0.43%		0.94%		0.48%		0.24%
After waivers, reimbursements and fees paid indirectly(f)	0.61%	0.65%	1.10%	0.18%	0.64%	0.35%	0.43%		0.95%		0.49%		0.39%
Before waivers, reimbursements and fees paid indirectly(f)	0.61%	0.64%	1.10%	0.17%	0.49%	0.34%	0.42%		0.94%		0.47%		0.23%
Portfolio turnover rate	39%	39%	43%	33%	136%	39%	39%		43%		33%		136%

258	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Growth PLUS Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$15.80

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.57

Total from investment operations	0.63

Less distributions:
Dividends from net investment income	(0.11)

Net asset value, end of period	$16.32

Total return(b)	4.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,097,001
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.68%
After waivers, reimbursements and fees paid indirectly(a)(f)	0.68%
Before waivers, reimbursements and fees paid indirectly(a)(f)	0.68%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)	1.06%
After waivers, reimbursements and fees paid indirectly(a)(f)	1.07%
Before waivers, reimbursements and fees paid indirectly(a)(f)	1.06%
Portfolio turnover rate	39%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include expenses of the underlying funds.

EQ Advisors Trust	Financial Highlights	259

Financial Highlights (cont’d)

EQ/Large Cap Value Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010		2009		2008		2007
Net asset value, beginning of year	$5.27	$4.66	$4.25	$10.32	$11.19	$5.25	$4.65		$4.23		$10.29		$11.18

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.10 (e)	0.09 (e)	0.12 (e)	0.03 (e)	0.09 (e)	0.09	(e)	0.08	(e)	0.10	(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.12)	0.60	0.73	(5.88)	(0.67)	(0.11)	0.58		0.73		(5.86)		(0.65)

Total from investment operations	(0.01)	0.70	0.82	(5.76)	(0.64)	(0.02)	0.67		0.81		(5.76)		(0.66)

Less distributions:
Dividends from net investment income	(0.09)	(0.09)	(0.41)	(0.11)	—	(0.08)	(0.07)		(0.39)		(0.10)		—
Distributions from net realized gains	—	—	—	(0.20)	(0.23)	—	—		—		(0.20)		(0.23)

Total dividends and distributions	(0.09)	(0.09)	(0.41)	(0.31)	(0.23)	(0.08)	(0.07)		(0.39)		(0.30)		(0.23)

Net asset value, end of year	$5.17	$5.27	$4.66	$4.25	$10.32	$5.15	$5.25		$4.65		$4.23		$10.29

Total return	(0.15)%	14.99%	19.37%	(56.56)%	(5.70)%	(0.41)%	14.52%		19.34%		(56.75)%		(5.88)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$30,104	$3,945	$1,746	$1,187	$1,246	$301,883	$141,495		$122,699		$87,602		$213,065
Ratio of expenses to average net assets:
After waivers	0.50%	0.57%	0.50%	0.75%	0.75%	0.75%	0.82	%(c)	0.75	%(c)	1.00%		1.00%
After waivers and fees paid indirectly	0.49%	0.56%	0.49%	0.45%	0.72%	0.74%	0.81%		0.74	%(c)	0.70	%(c)	0.97	%(c)
Before waivers and fees paid indirectly	0.50%	0.57%	0.50%	0.83%	0.82%	0.75%	0.82	%(c)	0.75	%(c)	1.08%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers	2.06%	2.05%	2.03%	1.50%	0.28%	1.76%	1.77%		1.97%		1.16%		(0.07)%
After waivers and fees paid indirectly	2.07%	2.05%	2.04%	1.80%	0.30%	1.76%	1.78%		1.97%		1.37%		(0.05)%
Before waivers and fees paid indirectly	2.06%	2.05%	2.03%	1.42%	0.21%	1.76%	1.77%		1.97%		1.07%		(0.15)%
Portfolio turnover rate	25%	28%	100%	82%	29%	25%	28%		100%		82%		29%

260	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Value Index Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$4.79

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments and futures .	0.42

Total from investment operations	0.46

Less distributions:
Dividends from net investment income	(0.08)

Net asset value, end of period	$5.17

Total return(b)	9.77%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11
Ratio of expenses to average net assets:
After waivers(a)	0.50%
After waivers and fees paid indirectly(a)	0.49%
Before waivers and fees paid indirectly(a)	0.50%
Ratio of net investment income (loss) to average net assets:
After waivers(a)	2.31%
After waivers and fees paid indirectly(a)	2.32%
Before waivers and fees paid indirectly(a)	2.31%
Portfolio turnover rate	25%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	261

Financial Highlights (cont’d)

EQ/Large Cap Value PLUS Portfolio(i)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008		2007
Net asset value, beginning of year	$10.19	$9.15	$7.75	$14.27	$16.39	$10.17	$9.12	$7.73	$14.26		$16.38

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.13 (e)	0.19 (e)	0.43	0.35 (e)	0.11 (e)	0.10 (e)	0.17 (e)	0.31	(e)	0.30	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.63)	1.05	1.41	(6.57)	(1.07)	(0.63)	1.06	1.40	(6.49)		(1.06)

Total from investment operations	(0.50)	1.18	1.60	(6.14)	(0.72)	(0.52)	1.16	1.57	(6.18)		(0.76)

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.20)	(0.38)	(0.26)	(0.12)	(0.11)	(0.18)	(0.35)		(0.22)
Distributions from net realized gains	—	—	—	—	(1.14)	—	—	—	—		(1.14)

Total dividends and distributions	(0.14)	(0.14)	(0.20)	(0.38)	(1.40)	(0.12)	(0.11)	(0.18)	(0.35)		(1.36)

Net asset value, end of year	$9.55	$10.19	$9.15	$7.75	$14.27	$9.53	$10.17	$9.12	$7.73		$14.26

Total return	(4.84)%	12.89%	20.73%	(43.06)%	(4.30)%	(5.09)%	12.76%	20.34%	(43.32)%		(4.55)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$872,363	$2,027,488	$2,305,328	$1,254,315	$3,770,999	$1,328,547	$1,605,171	$1,634,368	$1,552,709		$3,310,417
Ratio of expenses to average net assets:
After waivers	0.65%	0.66%	0.70%	0.70%	0.70%	0.90%	0.91%	0.95%	0.95%		0.95%
After waivers and fees paid indirectly	0.64%	0.66%	0.69%	0.64%	0.62%	0.89%	0.91%	0.94%	0.89	%(c)	0.87	%(c)
Before waivers and fees paid indirectly	0.65%	0.66%	0.70%	0.72%	0.71%	0.90%	0.91%	0.95%	0.97%		0.96	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	1.26%	1.33%	2.35%	2.36%	2.06%	1.09%	1.09%	2.22%	2.41%		1.74%
After waivers and fees paid indirectly	1.27%	1.34%	2.36%	2.42%	2.15%	1.10%	1.09%	2.23%	2.49%		1.80%
Before waivers and fees paid indirectly	1.26%	1.33%	2.35%	2.34%	2.05%	1.09%	1.09%	2.22%	2.40%		1.72%
Portfolio turnover rate	33%	38%	52%	39%	50%	33%	38%	52%	39%		50%

262	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Large Cap Value PLUS Portfolio(i)

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.24

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)
Net realized and unrealized gain (loss) on investments and futures .	0.39

Total from investment operations	0.45

Less distributions:
Dividends from net investment income	(0.14)

Net asset value, end of period	$9.55

Total return(b)	4.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$776,313
Ratio of expenses to average net assets:
After waivers(a)	0.65%
After waivers and fees paid indirectly(a)	0.65%
Before waivers and fees paid indirectly(a)	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers(a)	1.79%
After waivers and fees paid indirectly(a)	1.79%
Before waivers and fees paid indirectly(a)	1.79%
Portfolio turnover rate	33%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(i)	On August 17, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AllianceBernstein Growth & Income Portfolio that followed the same objectives as this Portfolio.

EQ Advisors Trust	Financial Highlights	263

Financial Highlights (cont’d)

EQ/Lord Abbett Large Cap Core Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.09	$10.65	$8.53	$12.59	$11.88	$12.10	$10.66	$8.54	$12.60	$11.89

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.07 (e)	0.10 (e)	0.16 (e)	0.13 (e)	0.08 (e)	0.04 (e)	0.07 (e)	0.13 (e)	0.10	(e)
Net realized and unrealized gain (loss) on investments	(1.12)	1.44	2.10	(4.02)	1.16	(1.12)	1.44	2.11	(4.01)	1.16

Total from investment operations	(1.01)	1.51	2.20	(3.86)	1.29	(1.04)	1.48	2.18	(3.88)	1.26

Less distributions:
Dividends from net investment income	(0.11)	(0.07)	(0.08)	(0.13)	(0.12)	(0.08)	(0.04)	(0.06)	(0.11)	(0.09)
Distributions from net realized gains	—	—	—	(0.07)	(0.46)	—	—	—	(0.07)	(0.46)

Total dividends and distributions	(0.11)	(0.07)	(0.08)	(0.20)	(0.58)	(0.08)	(0.04)	(0.06)	(0.18)	(0.55)

Net asset value, end of year	$10.97	$12.09	$10.65	$8.53	$12.59	$10.98	$12.10	$10.66	$8.54	$12.60

Total return	(8.31)%	14.22%	25.86%	(30.80)%	10.99%	(8.53)%	13.92%	25.51%	(30.95)%	10.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,455	$17,470	$6,803	$2,900	$1,262	$236,444	$248,215	$190,644	$100,829	$91,751
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.75%	0.75%	0.75%	1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	0.74%	0.74%	0.74%	0.74%	0.74%	0.99%	0.99%	0.99%	0.99%	0.99%
Before waivers and fees paid indirectly	0.79%	0.80%	0.84%	0.87%	0.86%	1.04%	1.05%	1.09%	1.12%	1.11	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	0.92%	0.68%	1.03%	1.46%	1.03%	0.69%	0.37%	0.79%	1.19%	0.82%
After waivers and fees paid indirectly	0.92%	0.68%	1.04%	1.46%	1.04%	0.69%	0.38%	0.80%	1.19%	0.83%
Before waivers and fees paid indirectly	0.88%	0.63%	0.95%	1.34%	0.92%	0.65%	0.33%	0.70%	1.07%	0.69%
Portfolio turnover rate	33%	20%	46%	43%	42%	33%	20%	46%	43%	42%

(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

264	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/MFS International Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,			September 26, 2008* to December 31, 2008		Year Ended December 31,
	2011	2010	2009			2011	2010	2009		2008	2007
Net asset value, beginning of period	$6.49	$5.69	$4.19	$5.43		$6.50	$5.70	$4.20		$7.24	$6.50

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.07 (e)	0.09 (e)	—	#(e)	0.06 (e)	0.06 (e)	0.06	(e)	0.06 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.78)	0.80	1.48	(1.18)		(0.76)	0.79	1.50		(2.93)	1.00

Total from investment operations	(0.68)	0.87	1.57	(1.18)		(0.70)	0.85	1.56		(2.87)	1.04

Less distributions:
Dividends from net investment income	(0.06)	(0.07)	(0.07)	(0.06)		(0.04)	(0.05)	(0.06)		(0.06)	(0.04)
Distributions from net realized gains	(0.17)	—	—	—		(0.17)	—	—		(0.11)	(0.26)

Total dividends and distributions	(0.23)	(0.07)	(0.07)	(0.06)		(0.21)	(0.05)	(0.06)		(0.17)	(0.30)

Net asset value, end of period	$5.58	$6.49	$5.69	$4.19		$5.59	$6.50	$5.70		$4.20	$7.24

Total return(b)	(10.49)%	15.28%	37.52%	(21.75)%		(10.70)%	14.96%	37.08%		(40.19)%	16.14%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$33,658	$464,770	$372,913	$22,175		$458,951	$522,003	$388,106		$242,846	$361,284
Ratio of expenses to average net assets(a)	1.00%	0.99%	1.07%	1.12	%(c)	1.25%	1.24%	1.32	%(c)	1.37%	1.37%
Ratio of net investment income (loss) to average net assets(a)	1.47%	1.23%	1.74%	0.02%		0.93%	1.01%	1.33%		1.05%	0.61%
Portfolio turnover rate	48%	52%	57%	71%		48%	52%	57%		71%	57%

EQ Advisors Trust	Financial Highlights	265

Financial Highlights (cont’d)

EQ/MFS International Growth Portfolio

	Class K
	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$5.82

Income (loss) from investment operations:
Net investment income (loss)	—	#
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.06)

Total from investment operations	(0.06)

Less distributions:
Dividends from net investment income	(0.05)
Distributions from net realized gains	(0.13)

Total dividends and distributions	(0.18)

Net asset value, end of period	$5.58

Total return(b)	(0.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$635,760
Ratio of expenses to average net assets(a)	1.00	%(c)
Ratio of net investment income (loss) to average net assets(a)	0.29%
Portfolio turnover rate	48%

#	Per share amount is less than $0.005.
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

266	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Mid Cap Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008		2007
Net asset value, beginning of year	$8.42	$6.74	$5.00	$10.09	$10.75	$8.31	$6.65	$4.93	$9.96		$10.65

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.07 (e)	0.07 (e)	0.10 (e)	0.02 (e)	0.05 (e)	0.05 (e)	0.06 (e)	0.07	(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.26)	1.69	1.75	(5.02)	0.84	(0.26)	1.67	1.72	(4.94)		0.84

Total from investment operations	(0.19)	1.76	1.82	(4.92)	0.86	(0.21)	1.72	1.78	(4.87)		0.83

Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.08)	(0.08)	—	(0.05)	(0.06)	(0.06)	(0.07)		—
Distributions from net realized gains	—	—	—	(0.09)	(1.52)	—	—	—	(0.09)		(1.52)

Total dividends and distributions	(0.07)	(0.08)	(0.08)	(0.17)	(1.52)	(0.05)	(0.06)	(0.06)	(0.16)		(1.52)

Net asset value, end of year	$8.16	$8.42	$6.74	$5.00	$10.09	$8.05	$8.31	$6.65	$4.93		$9.96

Total return	(2.17)%	26.09%	36.43%	(49.10)%	8.25%	(2.45)%	25.81%	36.18%	(49.28)%		8.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,464	$87,621	$128,836	$39,101	$63,363	$1,052,505	$1,201,887	$1,047,011	$788,812		$1,611,257
Ratio of expenses to average net assets:
After waivers	0.48%	0.48%	0.51%	0.76%	0.75%	0.73%	0.73%	0.75%	1.01%		1.00%
After waivers and fees paid indirectly	0.48%	0.48%	0.50%	0.58%	0.75%	0.73%	0.72%	0.74%	0.83	%(c)	1.00%
Before waivers and fees paid indirectly	0.48%	0.48%	0.51%	0.82%	0.81%	0.73%	0.73%	0.76%	1.07%		1.06%
Ratio of net investment income (loss) to average net assets:
After waivers	0.87%	0.95%	1.21%	1.07%	0.19%	0.65%	0.72%	1.07%	0.76%		(0.06)%
After waivers and fees paid indirectly	0.87%	0.95%	1.21%	1.25%	0.20%	0.65%	0.72%	1.08%	0.93%		(0.06)%
Before waivers and fees paid indirectly	0.87%	0.95%	1.20%	1.01%	0.13%	0.65%	0.72%	1.06%	0.71%		(0.12)%
Portfolio turnover rate	14%	11%	16%	239%	112%	14%	11%	16%	239%		112%

EQ Advisors Trust	Financial Highlights	267

Financial Highlights (cont’d)

EQ/Mid Cap Index Portfolio

	Class K
	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$7.60

Income (loss) from investment operations:
Net investment income (loss)	0.03	(e)
Net realized and unrealized gain (loss) on investments and futures .	0.60

Total from investment operations	0.63

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period	$8.16

Total return(b)	8.39%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$43,319
Ratio of expenses to average net assets:
After waivers(a)	0.48	%(c)
After waivers and fees paid indirectly(a)	0.48	%(c)
Before waivers and fees paid indirectly(a)	0.48	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers(a)	1.21%
After waivers and fees paid indirectly(a)	1.21%
Before waivers and fees paid indirectly(a)	1.21%
Portfolio turnover rate	14%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

268	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Mid Cap Value PLUS Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011		2010	2009		2008	2007
Net asset value, beginning of year	$10.03	$8.29	$6.18	$10.39	$14.37	$9.96		$8.21	$6.10		$10.31	$14.30

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.11 (e)	0.15 (e)	0.14 (e)	0.19	0.09	(e)	0.09 (e)	0.11	(e)	0.12 (e)	0.16
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.02)	1.75	2.06	(4.20)	(0.42)	(1.03)		1.75	2.08		(4.20)	(0.44)

Total from investment operations	(0.91)	1.86	2.21	(4.06)	(0.23)	(0.94)		1.84	2.19		(4.08)	(0.28)

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.10)	(0.15)	(0.19)	(0.09)		(0.09)	(0.08)		(0.13)	(0.15)
Distributions from net realized gains	—	—	—	—	(3.56)	—		—	—		—	(3.56)

Total dividends and distributions	(0.11)	(0.12)	(0.10)	(0.15)	(3.75)	(0.09)		(0.09)	(0.08)		(0.13)	(3.71)

Net asset value, end of year	$9.01	$10.03	$8.29	$6.18	$10.39	$8.93		$9.96	$8.21		$6.10	$10.31

Total return	(9.04)%	22.45%	35.75%	(39.06)%	(1.29)%	(9.44)%		22.47%	35.86%		(39.53)%	(1.62)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$199,783	$281,098	$272,556	$18,747	$26,777	$1,396,220		$1,752,837	$1,662,787		$838,774	$1,671,712
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.72%	0.74%	0.73%	0.76%	0.79%	0.97	%(c)	0.99%	0.98	%(c)	1.01%	1.04%
After waivers, reimbursements and fees paid indirectly(f)	0.72%	0.73%	0.47%	0.75%	0.58%	0.97	%(c)	0.98%	0.84%		1.00%	0.83%
Before waivers, reimbursements and fees paid indirectly(f)	0.73%	0.74%	0.74%	0.77%	0.79%	0.98%		0.99%	0.99	%(c)	1.02%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)	1.11%	1.24%	1.71%	1.62%	1.05%	0.88%		1.01%	1.51%		1.34%	0.82%
After waivers, reimbursements and fees paid indirectly(f)	1.11%	1.24%	1.98%	1.63%	1.26%	0.88%		1.01%	1.67%		1.34%	1.03%
Before waivers, reimbursements and fees paid indirectly(f)	1.11%	1.24%	1.70%	1.61%	1.05%	0.87%		1.01%	1.51%		1.32%	0.81%
Portfolio turnover rate	29%	35%	155%	38%	160%	29%		35%	155%		38%	160%

EQ Advisors Trust	Financial Highlights	269

Financial Highlights (cont’d)

EQ/Mid Cap Value PLUS Portfolio

Class K
December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$9.04

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.05

Total from investment operations	0.08

Less distributions:
Dividends from net investment income	(0.11)

Net asset value, end of period	$9.01

Total return(b)	0.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,859
Ratio of expenses to average net assets:
After waivers and reimbursements(a)(f)	0.67%
After waivers, reimbursements and fees paid indirectly(a)(f)	0.67%
Before waivers, reimbursements and fees paid indirectly(a)(f)	0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)(f)	3.43%
After waivers, reimbursements and fees paid indirectly(a)(f)	3.44%
Before waivers, reimbursements and fees paid indirectly(a)(f)	3.43%
Portfolio turnover rate	29%

#	Per share amount is less than $0.005.
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.

270	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Money Market Portfolio

	Class IA								Class IB
	Year Ended December 31,								Year Ended December 31,
	2011		2010		2009		2008	2007	2011		2010		2009		2008		2007
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00		$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss)	—	(e)	—	#(e)	—	#(e)	0.02 (e)	0.05 (e)	—	(e)	—	#(e)	—	#(e)	0.02	(e)	0.05 (e)
Net realized and unrealized gain (loss) on investments	—	#	—	#	—	#	— #	— #	—	#	—	#	—	#	—	#	— #

Total from investment operations	—	#	—	#	—	#	0.02	0.05	—	#	—	#	—	#	0.02		0.05

Less distributions:
Dividends from net investment income	—	#	—	#	—	#	(0.02)	(0.05)	—	#	—	#	—		(0.02)		(0.05)
Distributions from net realized gains	—	#	—		—		—	—	—	#	—		—		—		—

Total dividends and distributions	—	#	—	#	—	#	(0.02)	(0.05)	—	#	—	#	—		(0.02)		(0.05)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.01%		0.08%		0.25%		2.36%	4.97%	0.01%		0.00%		0.01%		2.13%		4.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$552,153		$609,865		$676,438		$2,037,507	$869,405	$951,199		$973,940		$1,320,835		$1,928,723		$1,199,272
Ratio of expenses to average net assets:
After waivers	0.13%		0.14%		0.07%		0.47%	0.45%	0.12%		0.23%		0.32%		0.72	%(c)	0.70%
Before waivers	0.46%		0.46%		0.47%		0.47%	0.45%	0.71%		0.71%		0.72%		0.72	%(c)	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers	—%		0.09%		0.24%		2.03%	4.83%	—%		—	%‡‡	(0.01)%		1.95%		4.57%
Before waivers	(0.33)%		(0.23)%		(0.15)%		2.03%	4.83%	(0.59)%		(0.48)%		(0.41)%		1.95%		4.57%

#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	271

Financial Highlights (cont’d)

EQ/Montag & Caldwell Growth Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008		2007
Net asset value, beginning of year	$6.11	$5.67	$4.39	$6.56	$5.44	$6.12	$5.69	$4.40	$6.57		$5.45

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.05 (e)	0.03 (e)	0.02 (e)	0.03 (e)	0.03 (e)	0.03 (e)	0.02 (e)	0.01	(e)	0.01 (e)
Net realized and unrealized gain (loss) on investments	0.14	0.44	1.28	(2.17)	1.12	0.15	0.43	1.29	(2.17)		1.12

Total from investment operations	0.19	0.49	1.31	(2.15)	1.15	0.18	0.46	1.31	(2.16)		1.13

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.03)	(0.02)	(0.03)	(0.03)	(0.03)	(0.02)	(0.01)		(0.01)

Net asset value, end of year	$6.25	$6.11	$5.67	$4.39	$6.56	$6.27	$6.12	$5.69	$4.40		$6.57

Total return	3.09%	8.61%	29.94%	(32.74)%	21.13%	2.99%	8.14%	29.77%	(32.86)%		20.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,958	$22,437	$10,532	$5,898	$15,661	$318,200	$352,867	$360,580	$295,780		$345,467
Ratio of expenses to average net assets:
After waivers	0.89%	0.89%	0.91%	0.90%	0.90%	1.14%	1.14%	1.16%	1.15	%(c)	1.15%
After waivers and fees paid indirectly	0.85%	0.86%	0.88%	0.88%	0.88%	1.10%	1.11%	1.13%	1.13%		1.13%
Before waivers and fees paid indirectly	0.89%	0.89%	0.91%	0.90%	0.90%	1.14%	1.14%	1.16%	1.15	%(c)	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers	0.72%	0.83%	0.60%	0.36%	0.47%	0.47%	0.53%	0.36%	0.17%		0.21%
After waivers and fees paid indirectly	0.75%	0.86%	0.63%	0.38%	0.48%	0.50%	0.56%	0.39%	0.20%		0.22%
Before waivers and fees paid indirectly	0.72%	0.83%	0.60%	0.36%	0.47%	0.47%	0.53%	0.36%	0.17%		0.21%
Portfolio turnover rate	52%	55%	41%	52%	71%	52%	55%	41%	52%		71%

(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

272	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Morgan Stanley Mid Cap Growth Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2011		2010	2009	2008	2007	2011		2010	2009		2008		2007
Net asset value, beginning of year	$17.27		$13.08	$8.31	$15.73	$13.58	$17.16		$12.99	$8.27		$15.70		$13.56

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(e)	0.05 (e)	0.01 (e)	0.03 (e)	0.17 (e)	(0.08	)(e)	0.01 (e)	(0.02	)(e)	(0.01	)(e)	0.06	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.27)		4.21	4.76	(7.45)	2.88	(1.27)		4.19	4.74		(7.42)		2.93

Total from investment operations	(1.31)		4.26	4.77	(7.42)	3.05	(1.35)		4.20	4.72		(7.43)		2.99

Less distributions:
Dividends from net investment income	(0.04)		(0.06)	—	—	(0.08)	(0.04)		(0.02)	—		—		(0.03)
Distributions from net realized gains	(1.23)		(0.01)	—	—	(0.82)	(1.23)		(0.01)	—		—		(0.82)

Total dividends and distributions	(1.27)		(0.07)	—	—	(0.90)	(1.27)		(0.03)	—		—		(0.85)

Net asset value, end of year	$14.69		$17.27	$13.08	$8.31	$15.73	$14.54		$17.16	$12.99		$8.27		$15.70

Total return	(7.46)%		32.57%	57.40%	(47.17)%	22.74%	(7.74)%		32.31%	57.07%		(47.32)%		22.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$75,634		$119,147	$79,442	$44,837	$62,728	$795,511		$823,300	$521,616		$255,766		$378,803
Ratio of expenses to average net assets:
After waivers	0.83%		0.83%	0.85%	0.81%	0.80%	1.08%		1.08%	1.10%		1.06%		1.05%
After waivers and fees paid indirectly	0.82%		0.81%	0.83%	0.79%	0.79%	1.07%		1.06%	1.08%		1.04%		1.04	%(c)
Before waivers and fees paid indirectly	0.83%		0.83%	0.87%	0.87%	0.85%	1.08%		1.08%	1.12%		1.12%		1.10	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	(0.22)%		0.32%	0.08%	0.21%	1.07%	(0.46)%		0.06%	(0.17)%		(0.06)%		0.39%
After waivers and fees paid indirectly	(0.21)%		0.34%	0.10%	0.22%	1.07%	(0.45)%		0.09%	(0.15)%		(0.05)%		0.41%
Before waivers and fees paid indirectly	(0.22)%		0.32%	0.06%	0.15%	1.01%	(0.46)%		0.06%	(0.19)%		(0.12)%		0.33%
Portfolio turnover rate	32%		34%	33%	28%	55%	32%		34%	33%		28%		55%

EQ Advisors Trust	Financial Highlights	273

Financial Highlights (cont’d)

EQ/Morgan Stanley Mid Cap Growth Portfolio

Class K
December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$16.61

Income (loss) from investment operations:
Net investment income (loss)	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.69)

Total from investment operations	(0.69)

Less distributions:
Distributions from net realized gains	(1.23)

Net asset value, end of period	$14.69

Total return(b)	(4.04)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$35,646
Ratio of expenses to average net assets:
After waivers(a)	0.85%
After waivers and fees paid indirectly(a)	0.85%
Before waivers and fees paid indirectly(a)	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers(a)	0.11%
After waivers and fees paid indirectly(a)	0.11%
Before waivers and fees paid indirectly(a)	0.11%
Portfolio turnover rate	32%

*	Commencement of Operations.
#	Per share amount is less than $0.005
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

274	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Mutual Large Cap Equity Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2011	2010		2009	2008	2007	2011		2010		2009		2008	2007
Net asset value, beginning of year	$8.82	$8.03		$6.43	$10.95	$10.74	$8.80		$8.01		$6.41		$10.92	$10.74

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.15	(e)(aa)	0.12 (e)	0.16 (e)	0.17 (e)	0.11	(e)	0.13	(e)(aa)	0.09	(e)	0.14 (e)	0.16	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.48)	0.82		1.51	(4.32)	0.04	(0.50)		0.82		1.52		(4.31)	0.02

Total from investment operations	(0.38)	0.97		1.63	(4.16)	0.21	(0.39)		0.95		1.61		(4.17)	0.18

Less distributions:
Dividends from net investment income	(0.10)	(0.18)		(0.03)	(0.36)	—	(0.08)		(0.16)		(0.01)		(0.34)	—
Distributions from net realized gains	—	—		—	—	— #	—		—		—		—	—	#

Total dividends and distributions	(0.10)	(0.18)		(0.03)	(0.36)	— #	(0.08)		(0.16)		(0.01)		(0.34)	—	#

Net asset value, end of year	$8.34	$8.82		$8.03	$6.43	$10.95	$8.33		$8.80		$8.01		$6.41	$10.92

Total return	(4.23)%	12.14%		25.41%	(37.94)%	1.97%	(4.37)%		11.88%		25.17%		(38.13)%	1.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,169	$479,285		$466,374	$340,988	$284,503	$222,052		$264,438		$271,945		$232,101	$406,213
Ratio of expenses to average net assets:
After waivers and reimbursements	0.90%	0.89%		0.94%	1.05%	1.05%	1.15	%(c)	1.14%		1.19	%(c)	1.30%	1.30%
After waivers, reimbursements and fees paid indirectly	0.90%	0.89%		0.83%	1.05%	1.05%	1.15	%(c)	1.14%		1.08%		1.30%	1.30%
Before waivers, reimbursements and fees paid indirectly	0.91%	0.90%		0.96%	1.12%	1.11%	1.16	%(c)	1.15%		1.21%		1.37%	1.36	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.10%	1.79	%(bb)	1.58%	1.79%	1.56%	1.21%		1.58	%(cc)	1.28%		1.56%	1.46%
After waivers, reimbursements and fees paid indirectly	1.10%	1.79	%(bb)	1.69%	1.79%	1.56%	1.21%		1.58	%(cc)	1.39%		1.56%	1.46%
Before waivers, reimbursements and fees paid indirectly	1.09%	1.78	%(bb)	1.56%	1.72%	1.50%	1.20%		1.57	%(cc)	1.26%		1.49%	1.42%
Portfolio turnover rate	21%	22%		79%	44%	31%	21%		22%		79%		44%	31%

EQ Advisors Trust	Financial Highlights	275

Financial Highlights (cont’d)

EQ/Mutual Large Cap Equity Portfolio

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$8.09

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.27

Total from investment operations	0.34

Less distributions:
Dividends from net investment income	(0.09)

Net asset value, end of period	$8.34

Total return(b)	4.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$429,993
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.88%
After waivers, reimbursements and fees paid indirectly(a)	0.88%
Before waivers, reimbursements and fees paid indirectly(a)	0.88%
Ratio of net investment income to average net assets:
After waivers and reimbursements(a)	2.29%
After waivers, reimbursements and fees paid indirectly(a)	2.29%
Before waivers, reimbursements and fees paid indirectly(a)	2.29%
Portfolio turnover rate	21%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10 and $0.08 for Class IA and IB, respectively.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 1.21% for income after waivers and reimbursements, 1.21% after waivers, reimbursements, and fees paid indirectly, and 1.20% before waivers, reimbursements, and fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.99% for income after waivers and reimbursements, 0.99% after waivers, reimbursements, and fees paid indirectly, and 0.98% before waivers, reimbursements, and fees paid indirectly.

276	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Oppenheimer Global Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011		2010	2009	2008		2007
Net asset value, beginning of year	$10.56	$9.22	$6.68	$11.48	$11.00	$10.56		$9.22	$6.68	$11.48		$10.99

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.08 (e)	0.08 (e)	0.18 (e)	0.09 (e)	0.08	(e)	0.06 (e)	0.06 (e)	0.12	(e)	0.05	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.99)	1.34	2.53	(4.84)	0.56	(0.99)		1.33	2.53	(4.80)		0.58

Total from investment operations	(0.89)	1.42	2.61	(4.66)	0.65	(0.91)		1.39	2.59	(4.68)		0.63

Less distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.07)	(0.13)	(0.06)	(0.08)		(0.05)	(0.05)	(0.11)		(0.03)
Distributions from net realized gains	—	—	—	(0.01)	(0.11)	—		—	—	(0.01)		(0.11)

Total dividends and distributions	(0.10)	(0.08)	(0.07)	(0.14)	(0.17)	(0.08)		(0.05)	(0.05)	(0.12)		(0.14)

Net asset value, end of year	$9.57	$10.56	$9.22	$6.68	$11.48	$9.57		$10.56	$9.22	$6.68		$11.48

Total return	(8.39)%	15.43%	39.07%	(40.60)%	5.94%	(8.62)%		15.14%	38.71%	(40.75)%		5.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,952	$7,096	$3,729	$2,257	$6,248	$328,920		$284,489	$188,613	$101,688		$131,915
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%	1.10%	1.10%	1.35%		1.35%	1.35%	1.35%		1.35%
Before waivers	1.11%	1.10%	1.14%	1.37%	1.46%	1.36	%(c)	1.35%	1.39%	1.62	%(c)	1.71	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	0.97%	0.79%	1.03%	1.84%	0.74%	0.80%		0.59%	0.75%	1.33%		0.39%
Before waivers	0.96%	0.79%	0.98%	1.57%	0.38%	0.80%		0.59%	0.71%	1.05%		(0.04)%
Portfolio turnover rate	18%	22%	19%	33%	22%	18%		22%	19%	33%		22%

(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	277

Financial Highlights (cont’d)

EQ/PIMCO Ultra Short Bond Portfolio(ii)

	Class IA					Class IB
	Year Ended December 31,				March 30, 2007* to December 31, 2007	Year Ended December 31,
	2011	2010	2009	2008		2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.95	$9.90	$9.28	$10.53	$10.06	$9.96	$9.91	$9.28	$10.54	$9.76

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.06 (e)	0.10 (e)	0.34 (e)	0.34 (e)	0.04 (e)	0.03 (e)	0.07 (e)	0.31 (e)	0.43	(e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.06)	0.05	0.67	(0.71)	0.51	(0.06)	0.05	0.68	(0.71)	0.70

Total from investment operations	0.01	0.11	0.77	(0.37)	0.85	(0.02)	0.08	0.75	(0.40)	1.13

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.12)	(0.31)	(0.29)	(0.05)	(0.03)	(0.09)	(0.29)	(0.26)
Distributions from net realized gains	—	—	(0.03)	(0.57)	(0.09)	—	—	(0.03)	(0.57)	(0.09)

Total dividends and distributions	(0.08)	(0.06)	(0.15)	(0.88)	(0.38)	(0.05)	(0.03)	(0.12)	(0.86)	(0.35)

Net asset value, end of period	$9.88	$9.95	$9.90	$9.28	$10.53	$9.89	$9.96	$9.91	$9.28	$10.54

Total return(b)	0.07%	1.10%	8.25%	(3.74)%	8.72%	(0.18)%	0.85%	8.09%	(4.07)%	11.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$48,992	$1,541,074	$1,156,322	$952,328	$705,347	$1,356,452	$1,525,237	$1,673,028	$1,120,616	$584,940
Ratio of expenses to average net assets:
After waivers(a)	0.58%	0.62%	0.65%	0.66%	0.65%	0.83%	0.87%	0.90%	0.91%	0.90%
Before waivers(a)	0.58%	0.62%	0.65%	0.68%	0.69%	0.83%	0.87%	0.90%	0.93%	0.94	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers(a)	0.70%	0.58%	1.01%	3.20%	4.45%	0.45%	0.33%	0.75%	2.91%	4.27%
Before waivers(a)	0.70%	0.58%	1.01%	3.18%	4.40%	0.45%	0.33%	0.75%	2.89%	4.21%
Portfolio turnover rate	210%	206%	246%	1,056%	1,088%	210%	206%	246%	1,056%	1,088%

278	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/PIMCO Ultra Short Bond Portfolio(ii)

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.96

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.03)

Total from investment operations	(0.01)

Less distributions:
Dividends from net investment income	(0.07)

Net asset value, end of period	$9.88

Total return(b)	(0.05)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,950,832
Ratio of expenses to average net assets:
After waivers(a)	0.58%
Before waivers(a)	0.58%
Ratio of net investment income (loss) to average net assets:
After waivers(a)	0.71%
Before waivers(a)	0.71%
Portfolio turnover rate	210%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(ii)	On September 11, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Short Duration Bond Portfolio and AXA Rosenberg Value Long/Short Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/PIMCO Ultra Short Bond Portfolio.

EQ Advisors Trust	Financial Highlights	279

Financial Highlights (cont’d)

EQ/Quality Bond PLUS Portfolio(jj)

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2011		2010		2009	2008	2007	2011		2010		2009	2008	2007
Net asset value, beginning of year	$8.55		$9.02		$8.75	$9.94	$10.00	$8.52		$8.98		$8.71	$9.89	$9.95

Income (loss) from investment operations:
Net investment income (loss)	0.21	(e)	0.29	(e)	0.30 (e)	0.63	0.46 (e)	0.19	(e)	0.26	(e)	0.28 (e)	0.48	0.43 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.09)		0.29		0.26	(1.26)	0.01	(0.09)		0.30		0.25	(1.13)	0.01

Total from investment operations	0.12		0.58		0.56	(0.63)	0.47	0.10		0.56		0.53	(0.65)	0.44

Less distributions:
Dividends from net investment income	(0.23)		(1.05)		(0.29)	(0.56)	(0.53)	(0.21)		(1.02)		(0.26)	(0.53)	(0.50)

Net asset value, end of year	$8.44		$8.55		$9.02	$8.75	$9.94	$8.41		$8.52		$8.98	$8.71	$9.89

Total return	1.42%		6.49%		6.34%	(6.36)%	4.78%	1.16%		6.29%		6.09%	(6.57)%	4.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$171,714		$200,072		$2,755,163	$883,979	$1,556,385	$631,680		$694,555		$697,681	$410,584	$497,051
Ratio of expenses to average net assets:
After waivers	0.19	%(f)(zz)	0.56	%(f)(z)	0.59%	0.65%	0.64%	0.44	%(f)(zz)	0.70	%(f)(z)	0.84%	0.90%	0.89%
Before waivers	0.59	%(f)	0.58	%(f)	0.59%	0.65%	0.64%	0.84	%(f)	0.82	%(f)	0.84%	0.90%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers	2.44	%(f)(x)	3.08	%(f)(x)	3.38%	4.80%	4.49%	2.18	%(f)(x)	2.77	%(f)(x)	3.09%	4.53%	4.24%
Before waivers	2.03	%(f)(x)	3.06	%(f)(x)	3.38%	4.80%	4.49%	1.77	%(f)(x)	2.64	%(f)(x)	3.09%	4.53%	4.24%
Portfolio turnover rate	63%		94%		173%	135%	165%	63%		94%		173%	135%	165%

(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios.
(jj)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Caywood-Scholl High Yield Bond Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Quality Bond PLUS Portfolio.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.57% and 0.78% for Class IA and Class IB, respectively.
(zz)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.60% and 0.85% for Class IA and Class IB, respectively.

280	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Small Company Index Portfolio(kk)

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2011	2010	2009	2008	2007	2011	2010	2009		2008		2007
Net asset value, beginning of year	$10.52	$8.43	$6.77	$11.61	$13.01	$10.52	$8.43	$6.77		$11.61		$13.01

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.11 (e)	0.07 (e)	0.14 (e)	0.18 (e)	0.06 (e)	0.09 (e)	0.06	(e)	0.11	(e)	0.14 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.52)	2.10	1.71	(4.06)	(0.43)	(0.52)	2.09	1.70		(4.05)		(0.42)

Total from investment operations	(0.43)	2.21	1.78	(3.92)	(0.25)	(0.46)	2.18	1.76		(3.94)		(0.28)

Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.11)	(0.10)	(0.21)	(0.07)	(0.09)	(0.09)		(0.08)		(0.18)
Distributions from net realized gains	(0.92)	—	—	(0.82)	(0.94)	(0.92)	—	—		(0.82)		(0.94)
Return of capital	—	—	(0.01)	—	—	—	—	(0.01)		—		—

Total dividends and distributions	(1.02)	(0.12)	(0.12)	(0.92)	(1.15)	(0.99)	(0.09)	(0.10)		(0.90)		(1.12)

Net asset value, end of year	$9.07	$10.52	$8.43	$6.77	$11.61	$9.07	$10.52	$8.43		$6.77		$11.61

Total return	(3.79)%	26.18%	26.36%	(33.94)%	(1.55)%	(4.04)%	25.87%	26.04%		(34.12)%		(1.82)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$56,302	$146,261	$146,628	$216,594	$130,825	$667,025	$762,265	$648,557		$430,688		$669,947
Ratio of expenses to average net assets	0.37%	0.37%	0.39%	0.45%	0.39%	0.62%	0.62%	0.64	%(c)	0.70	%(c)	0.64%
Ratio of net investment income (loss) to average net assets	0.84%	1.22%	1.07%	1.61%	1.36%	0.61%	1.01%	0.90%		1.13%		1.04%
Portfolio turnover rate	18%	18%	38%	48%	32%	18%	18%	38%		48%		32%

EQ Advisors Trust	Financial Highlights	281

Financial Highlights (cont’d)

EQ/Small Company Index Portfolio(kk)

Class K
August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$9.14

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.91

Total from investment operations	0.95

Less distributions:
Dividends from net investment income	(0.10)
Distributions from net realized gains	(0.92)

Total dividends and distributions	(1.02)

Net asset value, end of period	$9.07

Total return(b)	10.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$79,345
Ratio of expenses to average net assets(a)	0.37%
Ratio of net investment income (loss) to average net assets(a)	1.05%
Portfolio turnover rate	18%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(kk)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Small Company Index II Portfolio that followed the same objectives as this portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Small Company Index Portfolio.

282	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/T. Rowe Price Growth Stock Portfolio(g)

	Class IA								Class IB
	Year Ended December 31,								Year Ended December 31,
	2011		2010		2009	2008		May 16, 2007* to December 31, 2007	2011		2010		2009		2008		2007
Net asset value, beginning of period	$20.73		$17.78		$12.45	$21.45		$22.76	$20.57		$17.67		$12.41		$21.44		$21.20

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(e)	(0.03	)(e)	0.01 (e)	0.05	(e)	0.09 (e)	(0.09	)(e)	(0.07	)(e)	(0.03	)(e)	—	#(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.31)		2.99		5.33	(9.05)		(0.09)	(0.31)		2.97		5.29		(9.03)		1.48

Total from investment operations	(0.35)		2.96		5.34	(9.00)		— #	(0.40)		2.90		5.26		(9.03)		1.50

Less distributions:
Dividends from net investment income	—		(0.01)		(0.01)	—	#	(0.07)	—		—		—		—	#	(0.02)
Distributions from net realized gains	—		—		—	—	#	(1.24)	—		—		—		—	#	(1.24)

Total dividends and distributions	—		(0.01)		(0.01)	—	#	(1.31)	—		—		—		—	#	(1.26)

Net asset value, end of period	$20.38		$20.73		$17.78	$12.45		$21.45	$20.17		$20.57		$17.67		$12.41		$21.44

Total return(b)	(1.69)%		16.65%		42.89%	(41.94	)%(cc)	0.24%	(1.94)%		16.41%		42.39%		(42.10	)%(dd)	7.19%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,796		$45,882		$34,587	$22,030		$1,219	$673,234		$689,166		$555,545		$328,374		$590,564
Ratio of expenses to average net assets:
After waivers(a)	0.90%		0.91%		0.94%	0.91%		0.90%	1.15	%(c)	1.16%		1.19%		1.16%		1.15%
After waivers and fees paid indirectly(a)	0.90%		0.91%		0.94%	0.91%		0.62%	1.15	%(c)	1.16%		1.19%		1.16%		0.87	%(c)
Before waivers and fees paid indirectly(a)	0.90%		0.91%		0.96%	0.96%		0.93%	1.15	%(c)	1.16%		1.21%		1.21	%(c)	1.18	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers(a)	(0.18)%		(0.15)%		0.04%	0.30%		0.33%	(0.41)%		(0.40)%		(0.21)%		0.02%		(0.10)%
After waivers and fees paid indirectly(a)	(0.18)%		(0.15)%		0.04%	0.30%		0.61%	(0.41)%		(0.40)%		(0.21)%		0.02%		0.10%
Before waivers and fees paid indirectly(a)	(0.18)%		(0.15)%		0.02%	0.25%		0.30%	(0.41)%		(0.40)%		(0.23)%		(0.02)%		(0.14)%
Portfolio turnover rate	32%		41%		52%	54%		169%	32%		41%		52%		54%		169%

EQ Advisors Trust	Financial Highlights	283

Financial Highlights (cont’d)

EQ/T. Rowe Price Growth Stock Portfolio(g)

Class K
December 1, 2011* to December 31, 2011
Net asset value, beginning of period	$20.57

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.20)

Total from investment operations	(0.19)

Net asset value, end of period	$20.38

Total return(b)	(0.92)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$39,050
Ratio of expenses to average net assets:
After waivers(a)	0.96%
After waivers and fees paid indirectly(a)	0.96%
Before waivers and fees paid indirectly(a)	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers(a)	0.32%
After waivers and fees paid indirectly(a)	0.32%
Before waivers and fees paid indirectly(a)	0.32%
Portfolio turnover rate	32%

*	Commencement of Operations.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.
(g)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Janus Large Cap Growth Portfolio that followed the same objectives of this Portfolio.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.04)%.
(dd)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.20)%.

284	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Templeton Global Equity Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2011		2010	2009	2008	2007	2011	2010	2009		2008	2007
Net asset value, beginning of year	$8.64		$8.11	$6.32	$10.93	$10.79	$8.64	$8.11	$6.32		$10.93	$10.79

Income (loss) from investment operations:
Net investment income (loss)	0.12	(e)	0.11 (e)	0.12 (e)	0.18 (e)	0.09 (e)	0.10 (e)	0.09 (e)	0.10	(e)	0.18 (e)	0.12	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.83)		0.56	1.80	(4.63)	0.16	(0.83)	0.56	1.80		(4.64)	0.10

Total from investment operations	(0.71)		0.67	1.92	(4.45)	0.25	(0.73)	0.65	1.90		(4.46)	0.22

Less distributions:
Dividends from net investment income	(0.17)		(0.14)	(0.13)	(0.16)	(0.08)	(0.15)	(0.12)	(0.11)		(0.15)	(0.05)
Distributions from net realized gains	—		—	—	—	(0.03)	—	—	—		—	(0.03)

Total dividends and distributions	(0.17)		(0.14)	(0.13)	(0.16)	(0.11)	(0.15)	(0.12)	(0.11)		(0.15)	(0.08)

Net asset value, end of year	$7.76		$8.64	$8.11	$6.32	$10.93	$7.76	$8.64	$8.11		$6.32	$10.93

Total return	(8.11)%		8.31%	30.39%	(40.69)%	2.36%	(8.35)%	8.03%	30.05%		(40.84)%	2.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,418		$505,950	$492,155	$349,978	$274,235	$201,451	$227,308	$214,532		$170,500	$319,465
Ratio of expenses to average net assets:
After waivers and reimbursements	0.90	%(c)	0.91%	0.98%	1.10%	1.10%	1.15%	1.16%	1.23%		1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	0.90	%(c)	0.91%	0.90%	1.10%	1.10%	1.15%	1.16%	1.15%		1.35%	1.35%
Before waivers, reimbursements and fees paid indirectly	0.91%		0.91%	0.99%	1.12%	1.15%	1.16%	1.16%	1.24	%(c)	1.37%	1.40	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.39%		1.34%	1.67%	2.09%	0.76%	1.18%	1.08%	1.40%		1.93%	1.08%
After waivers, reimbursements and fees paid indirectly	1.39%		1.34%	1.75%	2.09%	0.76%	1.18%	1.08%	1.48%		1.93%	1.08%
Before waivers, reimbursements and fees paid indirectly	1.38%		1.33%	1.65%	2.06%	0.72%	1.17%	1.08%	1.38%		1.90%	1.04%
Portfolio turnover rate	8%		7%	43%	10%	5%	8%	7%	43%		10%	5%

EQ Advisors Trust	Financial Highlights	285

Financial Highlights (cont’d)

EQ/Templeton Global Equity Portfolio

	Class K
	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$7.86

Income (loss) from investment operations:
Net investment income (loss)	0.04	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.02

Total from investment operations	0.06

Less distributions:
Dividends from net investment income	(0.16)

Net asset value, end of period	$7.76

Total return(b)	0.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$443,098
Ratio of expenses to average net assets:
After waivers and reimbursements(a)	0.90%
After waivers, reimbursements and fees paid indirectly(a)	0.90%
Before waivers, reimbursements and fees paid indirectly(a)	0.91	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(a)	1.54%
After waivers, reimbursements and fees paid indirectly(a)	1.54%
Before waivers, reimbursements and fees paid indirectly(a)	1.54%
Portfolio turnover rate	8%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

286	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/UBS Growth and Income Portfolio

	Class IB
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$5.95	$5.30	$4.03	$6.84	$6.82

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.04 (e)	0.04 (e)	0.07 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments	(0.21)	0.65	1.27	(2.81)	0.02

Total from investment operations	(0.16)	0.69	1.31	(2.74)	0.08

Less distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.04)	(0.07)	(0.06)

Net asset value, end of year	$5.74	$5.95	$5.30	$4.03	$6.84

Total return	(2.72)%	13.04%	32.47%	(40.03)%	1.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$136,123	$149,759	$142,818	$114,565	$217,397
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.03%	1.03%	1.01%	1.03%	1.04%
Before waivers and fees paid indirectly	1.17%	1.15%	1.19%	1.19%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers	0.75%	0.69%	0.79%	1.14%	0.80%
After waivers and fees paid indirectly	0.77%	0.71%	0.83%	1.17%	0.81%
Before waivers and fees paid indirectly	0.63%	0.59%	0.65%	1.00%	0.69%
Portfolio turnover rate	63%	53%	54%	68%	32%

(e)	Net investment income per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	287

Financial Highlights (cont’d)

EQ/Van Kampen Comstock Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2011	2010	2009	2008	2007		2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.55	$8.38	$6.61	$10.86	$11.76		$9.56	$8.39	$6.62	$10.87	$11.77

Income (loss) from investment operations:
Net investment income (loss)	0.16 (e)	0.13 (e)	0.12 (e)	0.20 (e)	0.22	(e)	0.13 (e)	0.10 (e)	0.10 (e)	0.18 (e)	0.20 (e)
Net realized and unrealized gain (loss) on investments	(0.33)	1.17	1.78	(4.18)	(0.49)		(0.33)	1.18	1.78	(4.17)	(0.50)

Total from investment operations	(0.17)	1.30	1.90	(3.98)	(0.27)		(0.20)	1.28	1.88	(3.99)	(0.30)

Less distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.13)	(0.19)	(0.22)		(0.13)	(0.11)	(0.11)	(0.18)	(0.19)
Distributions from net realized gains	—	—	—	(0.08)	(0.41)		—	—	—	(0.08)	(0.41)

Total dividends and distributions	(0.16)	(0.13)	(0.13)	(0.27)	(0.63)		(0.13)	(0.11)	(0.11)	(0.26)	(0.60)

Net asset value, end of year	$9.22	$9.55	$8.38	$6.61	$10.86		$9.23	$9.56	$8.39	$6.62	$10.87

Total return	(1.77)%	15.61%	28.73%	(36.79)%	(2.32)%		(2.01)%	15.30%	28.36%	(37.01)%	(2.57)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,494	$2,934	$1,294	$998	$770		$269,909	$270,858	$245,914	$205,285	$319,390
Ratio of expenses to average net assets:
After waivers	0.75%	0.75%	0.75%	0.75%	0.75%		1.00%	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	0.74%	0.74%	0.73%	0.73%	0.74%		0.99%	0.99%	0.98%	0.98%	0.99%
Before waivers and fees paid indirectly	0.78%	0.80%	0.82%	0.82%	0.80%		1.03%	1.05%	1.07%	1.07%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers	1.63%	1.43%	1.72%	2.28%	1.82	%(c)	1.36%	1.20%	1.47%	1.98%	1.62%
After waivers and fees paid indirectly	1.64%	1.44%	1.74%	2.30%	1.82	%(c)	1.37%	1.20%	1.49%	2.00%	1.62%
Before waivers and fees paid indirectly	1.60%	1.38%	1.65%	2.21%	1.77	%(c)	1.33%	1.14%	1.40%	1.91%	1.57%
Portfolio turnover rate	25%	21%	27%	39%	23%		25%	21%	27%	39%	23%

(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

288	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Wells Fargo Omega Growth Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2011		2010		2009	2008	2007	2011		2010		2009	2008		2007
Net asset value, beginning of year	$10.43		$9.11		$6.50	$9.19	$8.68	$10.28		$9.00		$6.42	$9.08		$8.61

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	—	#(e)	0.04 (e)	0.06 (e)	0.02 (e)	(0.06	)(e)	(0.02	)(e)	0.02 (e)	0.04	(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments	(0.57)		1.60		2.60	(2.56)	0.98	(0.56)		1.58		2.57	(2.53)		0.97

Total from investment operations	(0.60)		1.60		2.64	(2.50)	1.00	(0.62)		1.56		2.59	(2.49)		0.96

Less distributions:
Dividends from net investment income	—		—	#	(0.03)	(0.05)	—	—		—	#	(0.01)	(0.03)		—
Distributions from net realized gains	(0.18)		(0.28)		—	(0.13)	(0.49)	(0.18)		(0.28)		—	(0.13)		(0.49)
Return of capital	—		—		—	(0.01)	—	—		—		—	(0.01)		—

Total dividends and distributions	(0.18)		(0.28)		(0.03)	(0.19)	(0.49)	(0.18)		(0.28)		(0.01)	(0.17)		(0.49)

Net asset value, end of year	$9.65		$10.43		$9.11	$6.50	$9.19	$9.48		$10.28		$9.00	$6.42		$9.08

Total return	(5.64)%		17.56%		40.69%	(27.43)%	11.65%	(5.92)%		17.33%		40.37%	(27.63)%		11.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,833		$7,796		$2,278	$383	$523	$678,530		$558,097		$381,950	$166,592		$229,726
Ratio of expenses to average net assets:
After fees paid indirectly	0.76%		0.71%		0.83%	0.88%	0.87%	1.01	%(c)	0.96	%(c)	1.09%	1.13	%(c)	1.12%
Before fees paid indirectly	0.78%		0.78%		0.85%	0.90%	0.90%	1.03%		1.03%		1.10%	1.15%		1.15%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.33)%		—	%‡‡	0.45%	0.75%	0.18%	(0.57)%		(0.24)%		0.22%	0.53%		(0.06)%
Before fees paid indirectly	(0.35)%		(0.07)%		0.43%	0.73%	0.15%	(0.60)%		(0.32)%		0.20%	0.50%		(0.09)%
Portfolio turnover rate	110%		164%		15%	49%	38%	110%		164%		15%	49%		38%

#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.01%.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	289

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2012 EQ Advisors Trust